UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04098
Name of Registrant:	Vanguard Chester Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2017 – March 31, 2018
Item 1: Reports to Shareholders

Semiannual Report | March 31, 2018

Vanguard PRIMECAP Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisor’s Report.	4
Results of Proxy Voting.	7
Fund Profile.	8
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	22
Glossary.	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended March 31, 2018, Vanguard PRIMECAP Fund returned 9.00% for Investor Shares, surpassing the 5.84% return of its benchmark but a bit behind the 9.18% average return of its multi-capitalization growth fund peers.

• The broad stock market posted strong returns over the period’s first four months as corporate earnings generally exceeded expectations and investors were willing to pay more for those earnings. Stocks declined in February and March as inflation concerns increased.

• Growth stocks outpaced their value counterparts for the period, and large-cap stocks surpassed small-caps.

• PRIMECAP Management Company, the fund’s advisor, traditionally invests most heavily in the information technology and health care sectors. Technology, which advanced about 20%, was the fund’s top contributor to results. Health care, which declined about 4%, detracted most from performance.

Total Returns: Six Months Ended March 31, 2018
Total
Returns
Vanguard PRIMECAP Fund
Investor Shares	9.00%
Admiral™ Shares	9.04
S&P 500 Index	5.84
Multi-Cap Growth Funds Average	9.18
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
PRIMECAP Fund	0.39%	0.32%	1.17%

The fund expense ratios shown are from the prospectus dated January 25, 2018, and represent estimated costs for the current fiscal year.
For the six months ended March 31, 2018, the fund’s annualized expense ratios were 0.38% for Investor Shares and 0.31% for Admiral
Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Multi-Cap Growth Funds.

1

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

2

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
April 13, 2018

Market Barometer
	Total Returns
	Periods Ended March 31, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	5.85%	13.98%	13.17%
Russell 2000 Index (Small-caps)	3.25	11.79	11.47
Russell 3000 Index (Broad U.S. market)	5.65	13.81	13.03
FTSE All-World ex US Index (International)	4.03	16.45	6.30

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.08%	1.20%	1.82%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.37	2.66	2.73
Citigroup Three-Month U.S. Treasury Bill Index	0.63	1.07	0.30

CPI
Consumer Price Index	1.11%	2.36%	1.40%

3

Advisor’s Report

For the six months ended March 31, 2018, Vanguard PRIMECAP Fund returned 9.00% for Investor Shares and 9.04% for Admiral Shares, exceeding the 5.84% return of the fund’s benchmark, the Standard & Poor’s 500 Index, and roughly in line with the 9.18% average return of the fund’s multi-capitalization growth fund competitors. Relative to the index, sector allocation and stock selection each added modestly to the fund’s relative performance. The fund’s information technology and industrial holdings added to relative results, while its health care holdings underperformed.

The investment environment

The economy finished 2017 on solid footing. Tax legislation passed in December, catalyzing an optimism not seen since before the 2008–2009 recession. Consumer confidence climbed to its highest level in a decade, and consumption increased at a robust pace in the fourth quarter, buoyed by continued gains in employment levels and household net worth. Industrial production and business investment also increased at a solid pace. Treasury yields rose but remained accommodative, and the U.S. dollar weakened on foreign economies’ growth and central bank commentary. The U.S. stock market reacted favorably to these developments, climbing steadily to record highs in late January with historically low volatility.

This relentless ascent eventually hit a snag, largely in the form of potential regulatory scrutiny of key technology companies and combative trade rhetoric. Underlying economic measures remained robust through March-end, but volatility spiked and the U.S. equity market corrected lower, finishing the period 8% below January highs.

Despite the late retreat, cyclicals outperformed during the period, with the consumer discretionary and information technology sectors each returning roughly 13%. Within these sectors, the so-called FAANG stocks (Facebook, Amazon, Apple, Netflix, and Google) and their brethren continued their outperformance streak. More defensive sectors such as consumer staples, telecommunication services, and utilities lost absolute ground, as did energy and real estate.

Portfolio update

Sector allocation helped the fund’s relative results. The portfolio maintained its significant overweight position in information technology, health care, and industrial stocks (79% of ending assets versus 48% in the benchmark). The portfolio is underweighted in all other sectors. This includes meaningful underweight positions in consumer staples, energy, and financials (8% versus 29%) and limited exposure to materials, telecommunication services, real estate, and utilities (1% versus 11%).

4

The fund is also modestly underweighted in consumer discretionary stocks (8% versus 12% in the index). Relative results benefited most from an overweight allocation to information technology and underweights in consumer staples and energy. This more than offset the negative impact from the fund’s health care overweight and consumer discretionary underweight.

The fund’s information technology holdings contributed strongly, returning 20%, ahead of the benchmark’s 13%. The fund maintains significant holdings in semiconductor and software stocks, and selection in both areas boosted relative results. Key performers included Adobe Systems (+45%) and Microsoft (+24%) in software and Micron Technology (+33%), NVIDIA (+30%), and Texas Instruments (+17%) in semiconductors. Storage company NetApp (+42%) also contributed to outperformance.

The fund’s health care holdings detracted from relative performance. The portfolio returned –4% against a roughly flat benchmark return. Biotechnology and pharmaceutical stocks, where our holdings are concentrated, underperformed health care providers and services, which benefited from the tax legislation and speculation about mergers and acquisitions. During the period, Biogen’s early 2017 spinoff, Bioverativ, was acquired by Sanofi, generating an 84% return. However, our large position in former parent Biogen (–13%) underperformed the benchmark. Biotechnology company Amgen (–7%) and pharmaceutical companies Eli Lilly (–8%) and Roche (–7%) also contributed to sector underperformance.

The fund’s industrial holdings contributed to relative performance. Effective stock selection more than compensated for the fund’s overweight position in a sector that modestly underperformed the S&P 500 Index. The fund benefited from owning Airbus (+21%) and avoiding General Electric (–43%). Airlines, a significant overweight position for the fund, saw mixed results, as Delta Air Lines and American Airlines outperformed, while Alaska Air Group and Southwest Airlines underperformed.

As of March 31, 2018, the fund’s top ten holdings represented 37% of assets.

Advisor perspectives

The current bull market recently eclipsed the nine-year mark, and yet there are reasons for late-cycle optimism. Earnings growth in 2018 is expected to be robust, driven in part by the substantial corporate tax cut that is part of the new tax law. Valuation is not excessive; following its late-period correction, the S&P 500 Index trades at a forward price/earnings multiple (16.4 times) roughly in line with its 25-year historical average (16.1 times). We remain constructive on the U.S. economy, with 2.9% real GDP growth in last year’s fourth quarter and comparable growth expected

5

during 2018. U.S. equities thus continue to be attractive, particularly relative to the 10-year Treasury yield of 2.7% that was briefly hit in January.

There are, as always, reasons for concern. Chief among these is the heightened possibility of a trade war. Legitimate U.S. trade grievances certainly exist, and it remains unclear whether President Trump’s aggressive posturing is more bark or bite. But the actions suggested by the President’s threats of tariffs against various Chinese imports are fraught with legal, economic, and geopolitical risks.

We remain hopeful that this protectionist impulse will fade.

Importantly, many of our holdings have opportunity sets that do not rely on near-term macroeconomic trends. Our largest sector positions are in information technology (39%) and health care (21%), and in both sectors the forward P/E ratio is below its 20-year average despite what we view as strong secular growth trajectories.

Conclusion

As bottom-up stock pickers, we spend our time searching for opportunities to invest in stocks with long-term prospects we find to be materially better than market prices imply. We believe, as scientist and Nobel laureate Alexander Fleming said, “It is the lone worker who makes the first advance in a subject; the details may be worked out by a team, but the prime idea is due to the enterprise, thought, and perception of an individual.” This approach to stock selection, which drives portfolio composition and, thus, sector allocation, often results in portfolios that bear little resemblance to market indexes, creating the possibility for lengthy periods of relative outperformance or underperformance. We nonetheless believe that this approach can generate superior results for shareholders over the long term.

PRIMECAP Management Company

April 17, 2018

6

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	8,032,540,533	335,490,391	96.0%
Emerson U. Fullwood	8,026,287,796	341,743,128	95.9%
Amy Gutmann	8,033,129,916	334,901,008	96.0%
JoAnn Heffernan Heisen	8,040,240,897	327,790,026	96.1%
F. Joseph Loughrey	8,032,218,903	335,812,021	96.0%
Mark Loughridge	8,032,145,847	335,885,076	96.0%
Scott C. Malpass	8,019,182,814	348,848,110	95.8%
F. William McNabb III	8,033,681,962	334,348,961	96.0%
Deanna Mulligan	8,037,108,257	330,922,666	96.0%
André F. Perold	8,012,258,781	355,772,142	95.7%
Sarah Bloom Raskin	8,029,278,197	338,752,726	96.0%
Peter F. Volanakis	8,023,437,554	344,593,369	95.9%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
PRIMECAP Fund	293,540,588	10,866,519	8,936,704	14,788,918	89.5%

7

PRIMECAP Fund

Fund Profile
As of March 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VPMCX	VPMAX
Expense Ratio[1]	0.39%	0.32%
30-Day SEC Yield	1.12%	1.19%

Portfolio Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	FA Index
Number of Stocks	133	505	3,771
Median Market Cap	$85.1B	$100.5B	$64.2B
Price/Earnings Ratio	21.5x	21.5x	21.2x
Price/Book Ratio	4.0x	3.1x	2.9x
Return on Equity	18.0%	16.1%	15.0%
Earnings Growth Rate	12.2%	7.9%	8.4%
Dividend Yield	1.5%	1.9%	1.8%
Foreign Holdings	10.6%	0.0%	0.0%
Turnover Rate
(Annualized)	8%	—	—
Short-Term Reserves	3.8%	—	—

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	FA Index
R-Squared	0.90	0.90
Beta	1.07	1.06

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index FA Index
Consumer
Discretionary	8.3%	12.7%	12.9%
Consumer Staples	0.2	7.6	6.8
Energy	0.9	5.7	5.5
Financials	7.3	14.7	15.1
Health Care	21.7	13.7	13.3
Industrials	20.1	10.2	10.9
Information
Technology	40.1	24.9	23.9
Materials	1.4	2.9	3.3
Real Estate	0.0	2.8	3.7
Telecommunication
Services	0.0	1.9	1.7
Utilities	0.0	2.9	2.9

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)
Adobe Systems Inc.	Application Software	5.0%
Alphabet Inc.	Internet Software &
	Services	4.4
Biogen Inc.	Biotechnology	4.0
Microsoft Corp.	Systems Software	3.8
Texas Instruments Inc.	Semiconductors	3.7
FedEx Corp.	Air Freight &
	Logistics	3.6
Eli Lilly & Co.	Pharmaceuticals	3.5
Amgen Inc.	Biotechnology	3.2
Southwest Airlines Co.	Airlines	3.1
Micron Technology Inc.	Semiconductors	2.6
Top Ten		36.9%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated January 25, 2018, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2018, the annualized expense ratios were 0.38% for Investor Shares and 0.31% for Admiral Shares.

8

PRIMECAP Fund

Investment Focus

9

PRIMECAP Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2007, Through March 31, 2018

Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	11/1/1984	21.56%	16.76%	11.93%
Admiral Shares	11/12/2001	21.64	16.85	12.02

See Financial Highlights for dividend and capital gains information.

10

PRIMECAP Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.2%)
Consumer Discretionary (7.9%)
^	Sony Corp. ADR	17,513,600	846,607
	Ross Stores Inc.	8,433,800	657,668
	TJX Cos. Inc.	6,668,400	543,875
	Carnival Corp.	7,218,400	473,383
	L Brands Inc.	10,616,473	405,655
	Whirlpool Corp.	2,359,164	361,212
	Walt Disney Co.	3,500,000	351,540
	Royal Caribbean
	Cruises Ltd.	2,870,533	337,976
^,1	Mattel Inc.	25,594,428	336,567
*	Amazon.com Inc.	194,765	281,891
	Marriott International
	Inc. Class A	490,300	66,671
	Comcast Corp.
	Class A	1,947,900	66,560
	MGM Resorts
	International	1,494,600	52,341
*	Charter
	Communications Inc.
	Class A	136,000	42,326
	CBS Corp. Class B	537,767	27,636
	Restaurant Brands
	International Inc.	460,100	26,189
	Las Vegas Sands Corp.	361,500	25,992
	Hilton Worldwide
	Holdings Inc.	295,366	23,263
*	Ulta Beauty Inc.	102,600	20,958
	Bed Bath & Beyond Inc.	728,670	15,295
	Newell Brands Inc.	555,000	14,141
*	Netflix Inc.	27,100	8,004
	Adient plc	69,700	4,165
	Entercom
	Communications
	Corp. Class A	353,458	3,411
			4,993,326

Consumer Staples (0.2%)
CVS Health Corp.	2,108,665	131,180
Constellation Brands
Inc. Class A	5,600	1,276
Philip Morris
International Inc.	6,600	656
Altria Group Inc.	7,100	443
		133,555
Energy (0.8%)
EOG Resources Inc.	1,897,700	199,771
Schlumberger Ltd.	2,462,600	159,527
* Transocean Ltd.	7,875,679	77,969
Noble Energy Inc.	2,185,600	66,224
National Oilwell Varco
Inc.	375,000	13,804
Pioneer Natural
Resources Co.	2,800	481
		517,776
Financials (7.1%)
JPMorgan Chase & Co. 11,260,600		1,238,328
Charles Schwab Corp.	17,239,475	900,245
Wells Fargo & Co.	11,853,700	621,252
Marsh & McLennan
Cos. Inc.	6,485,976	535,677
Bank of America Corp.	7,067,432	211,952
Discover Financial
Services	2,631,571	189,289
Progressive Corp.	3,056,300	186,220
US Bancorp	3,675,000	185,588
CME Group Inc.	896,318	144,970
Citigroup Inc.	1,841,463	124,299
Travelers Cos. Inc.	287,601	39,936
American Express Co.	372,100	34,710
Moody’s Corp.	120,000	19,356
Chubb Ltd.	41,133	5,626
		4,437,448

11

PRIMECAP Fund

			Market
			Value•
		Shares	($000)
Health Care (20.8%)
*	Biogen Inc.	9,206,500	2,520,924
	Eli Lilly & Co.	28,411,102	2,198,167
	Amgen Inc.	11,713,200	1,996,866
	Roche Holding AG	4,879,200	1,119,093
	Novartis AG ADR	12,867,065	1,040,302
	AstraZeneca plc ADR	24,470,800	855,744
*	Boston Scientific Corp.	29,484,060	805,505
	Thermo Fisher
	Scientific Inc.	2,595,400	535,846
	Bristol-Myers
	Squibb Co.	6,668,712	421,796
	Medtronic plc	4,818,000	386,500
	Abbott Laboratories	5,938,768	355,851
*	BioMarin
	Pharmaceutical Inc.	3,806,100	308,561
*,2	Siemens Healthineers
	AG	3,977,700	163,472
	Johnson & Johnson	696,600	89,269
	Merck & Co. Inc.	1,500,000	81,705
	Agilent Technologies
	Inc.	1,169,600	78,246
	Zimmer Biomet
	Holdings Inc.	472,400	51,510
	Sanofi ADR	1,008,000	40,401
	Stryker Corp.	180,000	28,966
	GlaxoSmithKline plc
	ADR	560,000	21,879
			13,100,603
Industrials (19.4%)
	FedEx Corp.	9,561,326	2,295,770
1	Southwest Airlines Co.	34,011,000	1,948,150
	Airbus SE	11,566,258	1,338,260
	American Airlines
	Group Inc.	22,441,600	1,166,066
*,1	United Continental
	Holdings Inc.	14,591,200	1,013,651
	Caterpillar Inc.	5,488,800	808,939
	Delta Air Lines Inc.	11,658,000	638,975
	Siemens AG	3,974,000	506,885
	Deere & Co.	3,224,500	500,829
	Honeywell
	International Inc.	2,330,000	336,708
	Alaska Air Group Inc.	4,996,700	309,596
	Boeing Co.	893,700	293,026
	Union Pacific Corp.	1,975,000	265,499
	United Parcel Service
	Inc. Class B	2,121,970	222,085
	Textron Inc.	2,620,000	154,501
	CSX Corp.	2,260,000	125,905
	Pentair plc	1,030,000	70,174
	United Technologies
	Corp.	495,000	62,281
	TransDigm Group Inc.	128,600	39,473

	Rockwell Automation
	Inc.	180,200	31,391
*	Ryanair Holdings plc
	ADR	250,000	30,713
*	Herc Holdings Inc.	142,000	9,223
	Safran SA	25,000	2,649
			12,170,749
Information Technology (38.6%)
*	Adobe Systems Inc.	14,524,770	3,138,512
	Microsoft Corp.	26,468,200	2,415,753
	Texas Instruments Inc.	22,551,525	2,342,878
*	Micron Technology Inc.	31,031,700	1,617,993
	NVIDIA Corp.	6,867,900	1,590,537
*	Alibaba Group Holding
	Ltd. ADR	8,316,073	1,526,332
*	Alphabet Inc. Class C	1,344,255	1,386,989
*	Alphabet Inc. Class A	1,325,334	1,374,557
1	NetApp Inc.	14,494,500	894,166
	Hewlett Packard
	Enterprise Co.	43,977,554	771,366
	Intel Corp.	14,245,100	741,885
	HP Inc.	31,531,385	691,168
	KLA-Tencor Corp.	6,315,800	688,485
	Cisco Systems Inc.	14,461,950	620,273
	Intuit Inc.	3,470,000	601,525
	QUALCOMM Inc.	10,528,950	583,409
^,*	Telefonaktiebolaget
	LM Ericsson ADR	61,929,204	396,347
	Activision Blizzard Inc.	5,600,000	377,776
	Visa Inc. Class A	2,894,100	346,192
	Oracle Corp.	5,874,400	268,754
	Analog Devices Inc.	2,908,900	265,088
	DXC Technology Co.	2,526,268	253,966
1	Plantronics Inc.	3,672,300	221,697
	Corning Inc.	5,611,200	156,440
	Mastercard Inc.
	Class A	883,000	154,666
*	BlackBerry Ltd.	10,737,500	123,481
*	Altaba Inc.	1,307,300	96,792
	Apple Inc.	547,500	91,860
	Entegris Inc.	2,638,372	91,815
*	Dell Technologies Inc.
	Class V	1,250,600	91,556
*	PayPal Holdings Inc.	1,095,900	83,146
*	eBay Inc.	2,058,300	82,826
*	salesforce.com Inc.	538,400	62,616
	Micro Focus
	International plc ADR	4,414,685	61,982
*	Keysight Technologies
	Inc.	375,600	19,678
	Applied Materials Inc.	241,800	13,446
*	Rambus Inc.	551,897	7,412
*	Arista Networks Inc.	1,100	281
			24,253,645

12

PRIMECAP Fund

		Market
		Value•
	Shares	($000)
Materials (1.4%)
Monsanto Co.	6,012,625	701,613
Praxair Inc.	902,100	130,173
DowDuPont Inc.	671,700	42,794
		874,580
Telecommunication Services (0.0%)
* T-Mobile US Inc.	471,400	28,774
Total Common Stocks
(Cost $25,302,536)		60,510,456
Temporary Cash Investment (3.9%)
Money Market Fund (3.9%)
[3,4] Vanguard Market
Liquidity Fund, 1.775%
(Cost $2,475,503)	24,756,428	2,475,643
Total Investments (100.1%)
(Cost $27,778,039)		62,986,099
Other Assets and Liabilities (-0.1%)
Other Assets		249,507
Liabilities [4]		(329,320)
Net Assets (100%)		62,906,286

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers		56,096,225
Affiliated Vanguard Funds		2,475,643
Other Affiliated Issuers		4,414,231
Total Investments in Securities		62,986,099
Investment in Vanguard		3,484
Receivables for Accrued Income		93,521
Receivables for Capital Shares Issued		149,553
Other Assets		2,949
Total Assets		63,235,606
Liabilities
Payables for Investment Securities
Purchased		34,837
Collateral for Securities on Loan		65,287
Payables to Investment Advisor		29,473
Payables for Capital Shares Redeemed		140,499
Payables to Vanguard		59,224
Total Liabilities		329,320
Net Assets		62,906,286

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	25,964,689
Undistributed Net Investment Income	193,455
Accumulated Net Realized Gains	1,539,216
Unrealized Appreciation (Depreciation)
Investment Securities	35,208,060
Foreign Currencies	866
Net Assets	62,906,286

Investor Shares—Net Assets
Applicable to 55,776,714 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,304,662
Net Asset Value Per Share—
Investor Shares	$130.96

Admiral Shares—Net Assets
Applicable to 409,514,858 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	55,601,624
Net Asset Value Per Share—
Admiral Shares	$135.77

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $60,766,000.
* Non-income-producing security.
1 Considered an affiliated company of the fund as the fund
owns more than 5% of the outstanding voting securities
of such company.
2 Security exempt from registration under Rule 144A of the
Securities Act of 1933. Such securities may be sold in
transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the value of this
security represented 0.3% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Includes $65,287,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

13

PRIMECAP Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Dividends Received from Unaffiliated Issuers[1]	457,766
Dividends Received from Affiliated Issuers	15,403
Interest Received from Affiliated Vanguard Fund	19,935
Securities Lending—Net	115
Total Income	493,219
Expenses
Investment Advisory Fees—Note B	57,393
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,786
Management and Administrative—Admiral Shares	32,553
Marketing and Distribution—Investor Shares	532
Marketing and Distribution—Admiral Shares	1,190
Custodian Fees	1,920
Shareholders’ Reports and Proxy—Investor Shares	77
Shareholders’ Reports and Proxy—Admiral Shares	154
Trustees’ Fees and Expenses	43
Total Expenses	100,648
Net Investment Income	392,571
Realized Net Gain (Loss)
Investment Securities Sold – Unaffiliated Issuers	1,596,167
Investment Securities Sold – Affiliated Issuers	—
Foreign Currencies	(1,730)
Realized Net Gain (Loss)	1,594,437
Change in Unrealized Appreciation (Depreciation)
Investment Securities – Unaffiliated Issuers	2,367,030
Investment Securities – Affiliated Issuers	900,708
Foreign Currencies	(598)
Change in Unrealized Appreciation (Depreciation)	3,267,140
Net Increase (Decrease) in Net Assets Resulting from Operations	5,254,148
1 Dividends are net of foreign withholding taxes of $14,876,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

PRIMECAP Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	392,571	661,415
Realized Net Gain (Loss)	1,594,437	2,951,017
Change in Unrealized Appreciation (Depreciation)	3,267,140	7,556,344
Net Increase (Decrease) in Net Assets Resulting from Operations	5,254,148	11,168,776
Distributions
Net Investment Income
Investor Shares	(78,555)	(92,535)
Admiral Shares	(559,059)	(531,693)
Realized Capital Gain[1]
Investor Shares	(327,321)	(269,344)
Admiral Shares	(2,340,854)	(1,457,828)
Total Distributions	(3,305,789)	(2,351,400)
Capital Share Transactions
Investor Shares	(723,691)	(1,160,090)
Admiral Shares	3,367,368	3,216,264
Net Increase (Decrease) from Capital Share Transactions	2,643,677	2,056,174
Total Increase (Decrease)	4,592,036	10,873,550
Net Assets
Beginning of Period	58,314,250	47,440,700
End of Period[2]	62,906,286	58,314,250

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $104,109,000 and $54,261,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $193,455,000 and $440,228,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

PRIMECAP Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$126.84	$107.60	$96.99	$104.16	$87.83	$69.39
Investment Operations
Net Investment Income	.789[1]	1.398[1]	1.401	1.329	1.124	1.033
Net Realized and Unrealized Gain (Loss)
on Investments	10.564	23.145	15.103	(1.631)	19.812	19.093
Total from Investment Operations	11.353	24.543	16.504	(. 302)	20.936	20.126
Distributions
Dividends from Net Investment Income	(1.400)	(1.356)	(1.114)	(1.160)	(.836)	(.965)
Distributions from Realized Capital Gains	(5.833)	(3.947)	(4.780)	(5.708)	(3.770)	(.721)
Total Distributions	(7.233)	(5.303)	(5.894)	(6.868)	(4.606)	(1.686)
Net Asset Value, End of Period	$130.96	$126.84	$107.60	$96.99	$104.16	$87.83

Total Return[2]	9.00%	23.75%	17.40%	-0.76%	24.72%	29.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,305	$7,699	$7,588	$7,741	$13,273	$13,059
Ratio of Total Expenses to
Average Net Assets	0.38%	0.39%	0.39%	0.40%	0.44%	0.45%
Ratio of Net Investment Income to
Average Net Assets	1.20%	1.22%	1.37%	1.33%	1.17%	1.32%
Portfolio Turnover Rate	8%	8%	6%	9%	11%	5%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

See accompanying Notes, which are an integral part of the Financial Statements.

16

PRIMECAP Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$131.45	$111.52	$100.53	$108.08	$91.15	$72.03
Investment Operations
Net Investment Income	. 869[1]	1.528[1]	1.532	1.550	1.286	1.178
Net Realized and Unrealized Gain (Loss)
on Investments	10.941	23.981	15.645	(1.784)	20.536	19.769
Total from Investment Operations	11.810	25.509	17.177	(. 234)	21.822	20.947
Distributions
Dividends from Net Investment Income	(1.444)	(1.491)	(1.236)	(1.403)	(.983)	(1.079)
Distributions from Realized Capital Gains	(6.046)	(4.088)	(4.951)	(5.913)	(3.909)	(.748)
Total Distributions	(7.490)	(5.579)	(6.187)	(7.316)	(4.892)	(1.827)
Net Asset Value, End of Period	$135.77	$131.45	$111.52	$100.53	$108.08	$91.15

Total Return[2]	9.04%	23.83%	17.48%	-0.69%	24.85%	29.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$55,602	$50,615	$39,852	$34,773	$30,982	$23,129
Ratio of Total Expenses to
Average Net Assets	0.31%	0.32%	0.33%	0.34%	0.35%	0.36%
Ratio of Net Investment Income to
Average Net Assets	1.27%	1.29%	1.43%	1.39%	1.26%	1.41%
Portfolio Turnover Rate	8%	8%	6%	9%	11%	5%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

See accompanying Notes, which are an integral part of the Financial Statements.

17

PRIMECAP Fund

Notes to Financial Statements

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring

18

PRIMECAP Fund

their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2018, the investment advisory fee represented an effective annual rate of 0.18% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of

19

PRIMECAP Fund

operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2018, the fund had contributed to Vanguard capital in the amount of $3,484,000, representing 0.01% of the fund’s net assets and 1.39% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of March 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	57,380,097	3,130,359	—
Temporary Cash Investments	2,475,643	—	—
Total	59,855,740	3,130,359	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $27,778,039,000. Net unrealized appreciation of investment securities for tax purposes was $35,208,060,000, consisting of unrealized gains of $36,356,519,000 on securities that had risen in value since their purchase and $1,148,459,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2018, the fund purchased $2,843,326,000 of investment securities and sold $2,241,727,000 of investment securities, other than temporary cash investments.

20

PRIMECAP Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2018		September 30, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	395,307	3,506	573,721	5,070
Issued in Lieu of Cash Distributions	396,358	3,055	353,911	3,324
Redeemed	(1,515,356)	(11,484)	(2,087,722)	(18,215)
Net Increase (Decrease)—Investor Shares	(723,691)	(4,923)	(1,160,090)	(9,821)
Admiral Shares
Issued	2,668,363	18,958	4,401,870	36,653
Issued in Lieu of Cash Distributions	2,746,447	20,423	1,880,344	17,051
Redeemed	(2,047,442)	(14,931)	(3,065,950)	(26,006)
Net Increase (Decrease)—Admiral Shares	3,367,368	24,450	3,216,264	27,698

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				March 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	3,318,618	NA1	NA1	—	(167)	19,935	—	2,475,643
Mattel Inc.	304,459	82,679	—	—	(50,571)	—	—	336,567
NetApp Inc.	634,279	—	—	—	259,887	5,798	—	894,166
Plantronics Inc.	162,389	—	—	—	59,308	1,102	—	221,697
Southwest
Airlines Co.	1,903,936	—	—	—	44,214	8,503	—	1,948,150
United Continental
Holdings Inc.	NA [2]	425,614	—	—	88,938	—	—	1,013,651
Total	6,323,681	508,293	—	—	401,609	35,338	—	6,889,874
1 Not applicable—purchases and sales are for temporary cash investment purposes.
2 Not applicable—at September 30, 2017, the issuer was not an affiliated company of the fund.

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended March 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Fund	9/30/2017	3/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,090.04	$1.98
Admiral Shares	1,000.00	1,090.39	1.62
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.04	$1.92
Admiral Shares	1,000.00	1,023.39	1.56

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.38% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

23

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

24

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

25

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

26

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q592 052018

Semiannual Report | March 31, 2018

Vanguard Target Retirement Funds

Vanguard Target Retirement Income Fund

Vanguard Target Retirement 2015 Fund

Vanguard Target Retirement 2020 Fund

Vanguard Target Retirement 2025 Fund

Vanguard Target Retirement 2030 Fund

Vanguard Target Retirement 2035 Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Results of Proxy Voting.	5
Target Retirement Income Fund.	7
Target Retirement 2015 Fund.	18
Target Retirement 2020 Fund.	28
Target Retirement 2025 Fund.	38
Target Retirement 2030 Fund.	48
Target Retirement 2035 Fund.	58
About Your Fund’s Expenses.	68
Trustees Approve Advisory Arrangements.	70
Glossary.	72

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended March 31, 2018, the six Vanguard Target Retirement Funds covered in this report recorded returns ranging from 1.52% for the Target Retirement Income Fund to 4.01% for the Target Retirement 2035 Fund. (The funds with retirement dates of 2040 through 2065 are covered in a separate report.)

• During the period, growth stocks outperformed their value counterparts, and large-capitalization stocks topped their mid- and small-cap peers. U.S. stocks outpaced those of developed international markets.

• The funds with a greater allocation to stocks performed best.

• Each fund posted returns that were in line with those of its composite benchmark after expenses. The funds’ returns surpassed the average returns of their peers.

• Vanguard Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target dates.

Total Returns: Six Months Ended March 31, 2018
Total
Returns
Vanguard Target Retirement Income Fund	1.52%
Target Income Composite Index	1.60
Mixed-Asset Target Today Funds Average	1.13
Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2015 Fund	2.19%
Target 2015 Composite Index	2.26
Mixed-Asset Target 2015 Funds Average	1.77
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2020 Fund	2.80%
Target 2020 Composite Index	2.87
Mixed-Asset Target 2020 Funds Average	1.95
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2025 Fund	3.25%
Target 2025 Composite Index	3.31
Mixed-Asset Target 2025 Funds Average	2.48
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total
Returns
Vanguard Target Retirement 2030 Fund	3.62%
Target 2030 Composite Index	3.71
Mixed-Asset Target 2030 Funds Average	3.13
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2035 Fund	4.01%
Target 2035 Composite Index	4.10
Mixed-Asset Target 2035 Funds Average	3.76
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

Expense Ratios
Your Fund Compared With Its Peer Group

	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement Income Fund	0.13%	0.42%
Target Retirement 2015 Fund	0.13	0.36
Target Retirement 2020 Fund	0.13	0.42
Target Retirement 2025 Fund	0.14	0.40
Target Retirement 2030 Fund	0.14	0.43
Target Retirement 2035 Fund	0.14	0.40

The fund expense figures shown—drawn from the prospectus dated January 25, 2018—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target
Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the six months ended March
31, 2018, the annualized acquired fund fees and expenses were 0.13% for the Income Fund, 0.13% for the 2015 Fund, 0.13% for the 2020
Fund, 0.13% for the 2025 Fund, 0.14% for the 2030 Fund, and 0.14% for the 2035 Fund. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

Peer groups: For the Income Fund, Mixed-Asset Target Today Funds; for the 2015 Fund, Mixed-Asset Target 2015 Funds; for the 2020
Fund, Mixed-Asset Target 2020 Funds; for the 2025 Fund, Mixed-Asset Target 2025 Funds; for the 2030 Fund, Mixed-Asset Target 2030
Funds; and for the Target Retirement 2035 Fund, Mixed-Asset Target 2035 Funds.

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
April 13, 2018

Market Barometer
			Total Returns
		Periods Ended March 31, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	5.85%	13.98%	13.17%
Russell 2000 Index (Small-caps)	3.25	11.79	11.47
Russell 3000 Index (Broad U.S. market)	5.65	13.81	13.03
FTSE All-World ex US Index (International)	4.03	16.45	6.30

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.08%	1.20%	1.82%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.37	2.66	2.73
Citigroup Three-Month U.S. Treasury Bill Index	0.63	1.07	0.30

CPI
Consumer Price Index	1.11%	2.36%	1.40%

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	8,032,540,533	335,490,391	96.0%
Emerson U. Fullwood	8,026,287,796	341,743,128	95.9%
Amy Gutmann	8,033,129,916	334,901,008	96.0%
JoAnn Heffernan Heisen	8,040,240,897	327,790,026	96.1%
F. Joseph Loughrey	8,032,218,903	335,812,021	96.0%
Mark Loughridge	8,032,145,847	335,885,076	96.0%
Scott C. Malpass	8,019,182,814	348,848,110	95.8%
F. William McNabb III	8,033,681,962	334,348,961	96.0%
Deanna Mulligan	8,037,108,257	330,922,666	96.0%
André F. Perold	8,012,258,781	355,772,142	95.7%
Sarah Bloom Raskin	8,029,278,197	338,752,726	96.0%
Peter F. Volanakis	8,023,437,554	344,593,369	95.9%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Target Retirement
Income Fund	704,963,029	51,082,968	38,066,888	60,043,853	82.5%
Target Retirement
2015 Fund	618,666,425	45,905,627	36,876,641	44,744,628	82.9%
Target Retirement
2020 Fund	465,232,945	30,751,416	28,997,938	34,802,461	83.1%
Target Retirement
2025 Fund	962,533,255	62,437,200	59,430,928	73,229,338	83.1%
Target Retirement
2030 Fund	379,623,756	25,687,801	23,835,800	77,047,601	75.0%
Target Retirement
2035 Fund	648,843,297	51,540,920	42,035,627	111,583,850	76.0%

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Target Retirement
Income Fund	714,513,575	49,425,243	30,174,067	60,043,853	83.7%
Target Retirement
2015 Fund	629,196,433	44,031,252	28,221,007	44,744,628	84.3%
Target Retirement
2020 Fund	472,818,371	29,047,404	23,116,524	34,802,461	84.5%
Target Retirement
2025 Fund	976,271,118	60,767,890	47,362,376	73,229,338	84.3%
Target Retirement
2030 Fund	384,044,420	25,435,976	19,666,961	77,047,601	75.9%
Target Retirement
2035 Fund	658,239,730	50,800,686	33,379,428	111,583,850	77.1%

Target Retirement Income Fund

Fund Profile
As of March 31, 2018

Total Fund Characteristics
Ticker Symbol	VTINX
30-Day SEC Yield	2.01%
Acquired Fund Fees and Expenses[1]	0.13%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	37.4%
Vanguard Total Stock Market Index Fund
Investor Shares	17.8
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	16.8
Vanguard Total International Bond Index
Fund Investor Shares	16.1
Vanguard Total International Stock Index
Fund Investor Shares	11.9

Total Fund Volatility Measures
		Bloomberg
	Target Barclays US
	Income	Aggregate
	Composite	Bond
	Index	Index
R-Squared	0.99	0.19
Beta	0.99	0.57

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Income
Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2018, the annualized acquired fund fees and expenses were 0.13%.

Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2007, Through March 31, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement Income
Fund	10/27/2003	5.35%	4.33%	2.36%	2.57%	4.93%

See Financial Highlights for dividend and capital gains information.

Target Retirement Income Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U. S. Stock Fund (17.8%)
Vanguard Total Stock Market Index Fund Investor Shares	45,098,308	2,977,841

International Stock Fund (11.9%)
Vanguard Total International Stock Index Fund Investor Shares	109,754,831	1,987,660

U.S. Bond Funds (54.2%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	596,412,325	6,250,401
Vanguard Short-Term Inflation-Protected Securities Index Fund
Investor Shares	114,632,614	2,806,207
		9,056,608
International Bond Fund (16.1%)
Vanguard Total International Bond Index Fund Investor Shares	246,631,978	2,693,221
Total Investment Companies (Cost $14,236,713)		16,715,330
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 1.775% (Cost $4,686)	46,859	4,686
Total Investments (100.1%) (Cost $14,241,399)		16,720,016
Other Assets and Liabilities (-0.1%)
Other Assets		47,340
Liabilities		(57,238)
		(9,898)
Net Assets (100%)
Applicable to 1,243,451,627 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		16,710,118
Net Asset Value Per Share		$13.44

Target Retirement Income Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	16,720,016
Receivables for Investment Securities Sold	19,000
Receivables for Accrued Income	16,395
Receivables for Capital Shares Issued	11,945
Total Assets	16,767,356
Liabilities
Payables for Investment Securities Purchased	18,835
Payables for Capital Shares Redeemed	34,813
Other Liabilities	3,590
Total Liabilities	57,238
Net Assets	16,710,118

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	14,086,783
Undistributed Net Investment Income	9,636
Accumulated Net Realized Gains	135,082
Unrealized Appreciation (Depreciation)	2,478,617
Net Assets	16,710,118

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	214,638
Net Investment Income—Note B	214,638
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,393
Affiliated Funds Sold	138,902
Realized Net Gain (Loss)	140,295
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(108,152)
Net Increase (Decrease) in Net Assets Resulting from Operations	246,781

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	214,638	227,170
Realized Net Gain (Loss)	140,295	87,493
Change in Unrealized Appreciation (Depreciation)	(108,152)	303,251
Net Increase (Decrease) in Net Assets Resulting from Operations	246,781	617,914
Distributions
Net Investment Income	(211,203)	(230,482)
Realized Capital Gain[1]	(68,416)	(34,498)
Total Distributions	(279,619)	(264,980)
Capital Share Transactions
Issued	1,765,803	3,494,664
Issued in Connection with Acquisition of
Vanguard Target Retirement 2010 Fund—Note F	—	4,889,025
Issued in Lieu of Cash Distributions	268,337	252,814
Redeemed	(1,936,180)	(3,134,272)
Net Increase (Decrease) from Capital Share Transactions	97,960	5,502,231
Total Increase (Decrease)	65,122	5,855,165
Net Assets
Beginning of Period	16,644,996	10,789,831
End of Period[2]	16,710,118	16,644,996

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $7,273,000 and $3,515,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,636,000 and $6,201,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.46	$13.08	$12.59	$12.84	$12.46	$12.23
Investment Operations
Net Investment Income	.173[1]	.250[1]	.229	.238	.220	.246
Capital Gain Distributions Received	.001[1]	.004[1]	.007	.015	.002	.067
Net Realized and Unrealized Gain (Loss)
on Investments	.033	.422	.692	(. 225)	.572	.185
Total from Investment Operations	. 207.676		. 928	. 028.794		.498
Distributions
Dividends from Net Investment Income	(.171)	(. 254)	(. 227)	(. 236)	(. 218)	(. 247)
Distributions from Realized Capital Gains	(. 056)	(. 042)	(. 211)	(. 042)	(.196)	(. 021)
Total Distributions	(. 227)	(. 296)	(. 438)	(. 278)	(. 414)	(. 268)
Net Asset Value, End of Period	$13.44	$13.46	$13.08	$12.59	$12.84	$12.46

Total Return[2]	1.52%	5.26%	7.54%	0.18%	6.47%	4.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,710	$16,645	$10,790	$10,633	$11,215	$10,163
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.14%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	2.56%	1.90%	1.78%	1.83%	1.74%	1.99%
Portfolio Turnover Rate	8%	8%	11%	14%	6%	40%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Notes to Financial Statements

Vanguard Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Target Retirement Income Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At March 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $14,241,399,000. Net unrealized appreciation of investment securities for tax purposes was $2,478,617,000, consisting of unrealized gains of $2,511,435,000 on securities that had risen in value since their purchase and $32,818,000 in unrealized losses on securities that had fallen in value since their purchase.

Target Retirement Income Fund

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	130,042	264,346
Issued in Connection with Acquisition of Vanguard
Target Retirement 2010 Fund	—	366,108
Issued in Lieu of Cash Distributions	19,800	19,353
Redeemed	(142,573)	(238,265)
Net Increase (Decrease) in Shares Outstanding	7,269	411,542

F. On July 21, 2017, the fund acquired all the net assets of Vanguard Target Retirement 2010 Fund pursuant to a plan of reorganization approved by the funds’ board of trustees. The purpose of the transaction was to combine two funds with comparable investment objectives. The acquisition was accomplished by a tax-free exchange of 366,108,000 shares of the fund for 191,723,000 shares of the Vanguard Target Retirement 2010 Fund outstanding as of the close of business on July 21, 2017. The Vanguard Target Retirement 2010 Fund’s net assets as of the close of business on July 21, 2017, of $4,899,025,000, including $810,947,000 of unrealized appreciation, were combined with the fund’s net assets. The net assets of the fund immediately before the acquisition were $11,585,554,000. The net assets of the fund immediately following the acquisition were $16,484,579,000.

Assuming that the acquisition had been completed on October 1, 2016, the beginning of the fund’s reporting period, the fund’s pro forma results of operations for the year ended September 30, 2017, would be:

($000)
Net Investment Income	309,270
Realized Net Gain (Loss)	305,963
Change in Unrealized Appreciation (Depreciation)	225,401
Net Increase (Decrease) in Net Assets Resulting from Operations	840,634

Because the combined funds have been managed as a single integrated fund since the acquisition was completed, it is not practical to separate the results of operations of Vanguard Target Retirement 2010 Fund that have been included in the fund’s statement of operations since July 21, 2017.

Target Retirement Income Fund

G. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				March 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	2,961	NA1	NA1	(5)	—	36	—	4,686
Vanguard Short-Term
Inflation-Protected
Securities Index
Fund	2,775,481	109,897	46,000	(746)	(32,425)	41,712	—	2,806,207
Vanguard Total
Bond Market II
Index Fund	6,197,174	321,167	108,005	(481)	(159,454)	77,898	1,393	6,250,401
Vanguard Total
International Bond
Index Fund	2,623,007	84,658	21,849	(318)	7,723	45,179	—	2,693,221
Vanguard Total
International Stock
Index Fund	2,014,327	62,699	156,287	17,349	49,572	23,938	—	1,987,660
Vanguard Total
Stock Market
Index Fund	3,024,180	141,613	337,487	123,103	26,432	25,875	—	2,977,841
Total	16,637,130	720,034	669,628	138,902	(108,152)	214,638	1,393	16,720,016
1 Not applicable—purchases and sales are for temporary cash investment purposes.

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

Target Retirement 2015 Fund

Fund Profile
As of March 31, 2018

Total Fund Characteristics
Ticker Symbol	VTXVX
30-Day SEC Yield	2.04%
Acquired Fund Fees and Expenses[1]	0.13%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	32.7%
Vanguard Total Stock Market Index Fund
Investor Shares	24.9
Vanguard Total International Stock Index
Fund Investor Shares	16.7
Vanguard Total International Bond Index
Fund Investor Shares	14.2
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	11.5

Total Fund Volatility Measures
		MSCI US
	Target 2015	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.83
Beta	0.98	0.44
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2015 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2018, the annualized acquired fund fees and expenses were 0.13%.

Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2007, Through March 31, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2015
Fund	10/27/2003	7.30%	6.17%	2.36%	3.38%	5.74%

See Financial Highlights for dividend and capital gains information.

Target Retirement 2015 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (25.0%)
Vanguard Total Stock Market Index Fund Investor Shares	63,637,290	4,201,970

International Stock Fund (16.7%)
Vanguard Total International Stock Index Fund Investor Shares	155,709,955	2,819,907

U.S. Bond Funds (44.2%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	524,819,117	5,500,105
Vanguard Short-Term Inflation-Protected Securities Index Fund
Investor Shares	79,067,166	1,935,564
		7,435,669
International Bond Fund (14.2%)
Vanguard Total International Bond Index Fund Investor Shares	218,732,483	2,388,559
Total Investment Companies (Cost $13,260,016)		16,846,105
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.775% (Cost $1)	10	1
Total Investments (100.1%) (Cost $13,260,017)		16,846,106
Other Assets and Liabilities (-0.1%)
Other Assets		51,558
Liabilities		(69,041)
		(17,483)
Net Assets (100%)
Applicable to 1,103,740,081 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		16,828,623
Net Asset Value Per Share		$15.25

Target Retirement 2015 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value — Affiliated Funds	16,846,106
Receivables for Investment Securities Sold	28,819
Receivables for Accrued Income	14,475
Receivables for Capital Shares Issued	8,264
Total Assets	16,897,664
Liabilities
Payables for Investment Securities Purchased	33,815
Payables for Capital Shares Redeemed	34,948
Other Liabilities	278
Total Liabilities	69,041
Net Assets	16,828,623

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	12,858,177
Undistributed Net Investment Income	64,467
Accumulated Net Realized Gains	319,890
Unrealized Appreciation (Depreciation)	3,586,089
Net Assets	16,828,623

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	210,473
Net Investment Income—Note B	210,473
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,244
Affiliated Funds Sold	391,660
Realized Net Gain (Loss)	392,904
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(223,942)
Net Increase (Decrease) in Net Assets Resulting from Operations	379,435

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	210,473	345,920
Realized Net Gain (Loss)	392,904	595,516
Change in Unrealized Appreciation (Depreciation)	(223,942)	374,464
Net Increase (Decrease) in Net Assets Resulting from Operations	379,435	1,315,900
Distributions
Net Investment Income	(344,563)	(327,196)
Realized Capital Gain[1]	(575,173)	(347,122)
Total Distributions	(919,736)	(674,318)
Capital Share Transactions
Issued	1,611,840	3,275,914
Issued in Lieu of Cash Distributions	898,348	660,094
Redeemed	(2,391,427)	(4,806,030)
Net Increase (Decrease) from Capital Share Transactions	118,761	(870,022)
Total Increase (Decrease)	(421,540)	(228,440)
Net Assets
Beginning of Period	17,250,163	17,478,603
End of Period[2]	16,828,623	17,250,163

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $3,623,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $64,467,000 and $198,557,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$15.75	$15.19	$14.90	$15.44	$14.49	$13.54
Investment Operations
Net Investment Income	.191[1]	.305[1]	.311	.327	.300	.298
Capital Gain Distributions Received	.001[1]	.005[1]	.007	.018	.002	.039
Net Realized and Unrealized Gain (Loss)
on Investments	.158	.846	.968	(. 433)	.996	.929
Total from Investment Operations	.350	1.156	1.286	(.088)	1.298	1.266
Distributions
Dividends from Net Investment Income	(. 318)	(. 289)	(. 299)	(. 284)	(. 261)	(. 298)
Distributions from Realized Capital Gains	(. 532)	(. 307)	(. 697)	(.168)	(. 087)	(. 018)
Total Distributions	(. 850)	(. 596)	(. 996)	(. 452)	(. 348)	(. 316)
Net Asset Value, End of Period	$15.25	$15.75	$15.19	$14.90	$15.44	$14.49

Total Return[2]	2.19%	7.95%	9.03%	-0.66%	9.07%	9.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,829	$17,250	$17,479	$18,858	$21,741	$19,739
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.14%	0.14%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	2.44%	2.02%	1.96%	1.95%	1.99%	2.17%
Portfolio Turnover Rate	11%	7%	9%	16%	10%	26%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the

Target Retirement 2015 Fund

period ended March 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets

At March 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $13,260,017,000. Net unrealized appreciation of investment securities for tax purposes was $3,586,089,000, consisting of unrealized gains of $3,602,771,000 on securities that had risen in value since their purchase and $16,682,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	102,946	216,944
Issued in Lieu of Cash Distributions	58,562	45,555
Redeemed	(153,009)	(318,180)
Net Increase (Decrease) in Shares Outstanding	8,499	(55,681)

Target Retirement 2015 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Net	Change			March 31,
	2017		from	Realized	in Net		Capital Gain	2018
	Market	Purchases Securities		Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	1	NA1	NA1	(3)	(1)	10	—	1
Vanguard Short-Term
Inflation-Protected
Securities Index
Fund	1,857,697	153,477	52,850	(682)	(22,078)	28,557	—	1,935,564
Vanguard Total
Bond Market II
Index Fund	5,539,438	327,836	224,586	(1,493)	(141,090)	69,324	1,244	5,500,105
Vanguard Total
International Bond
Index Fund	2,334,226	120,260	72,374	(345)	6,792	40,215	—	2,388,559
Vanguard Total
International Stock
Index Fund	3,034,415	77,634	393,184	56,383	44,659	34,971	—	2,819,907
Vanguard Total
Stock Market
Index Fund	4,483,170	242,827	749,603	337,800	(112,224)	37,396	—	4,201,970
Total	17,248,947	922,034	1,492,597	391,660	(223,942)	210,473	1,244	16,846,106
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

Target Retirement 2020 Fund

Fund Profile
As of March 31, 2018

Total Fund Characteristics
Ticker Symbol	VTWNX
30-Day SEC Yield	2.07%
Acquired Fund Fees and Expenses[1]	0.13%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	32.1%
Vanguard Total Bond Market II Index Fund
Investor Shares	29.1
Vanguard Total International Stock Index
Fund Investor Shares	21.8
Vanguard Total International Bond Index
Fund Investor Shares	12.6
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	4.4

Total Fund Volatility Measures
		MSCI US
	Target 2020	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.88
Beta	0.98	0.55
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2020 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2018, the annualized acquired fund fees and expenses were 0.13%.

Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2007, Through March 31, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2020
Fund	6/7/2006	8.99%	7.26%	2.27%	3.95%	6.22%

See Financial Highlights for dividend and capital gains information.

Target Retirement 2020 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U. S. Stock Fund (32.2%)
Vanguard Total Stock Market Index Fund Investor Shares	158,389,675	10,458,470

International Stock Fund (21.8%)
Vanguard Total International Stock Index Fund Investor Shares	391,164,070	7,083,981

U.S. Bond Funds (33.5%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	903,244,817	9,466,006
Vanguard Short-Term Inflation-Protected Securities Index Fund
Investor Shares	58,484,039	1,431,689
		10,897,695
International Bond Fund (12.6%)
Vanguard Total International Bond Index Fund Investor Shares	373,479,894	4,078,400
Total Investment Companies (Cost $25,158,063)		32,518,546
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.775% (Cost $608)	6,075	608
Total Investments (100.1%) (Cost $25,158,671)		32,519,154
Other Assets and Liabilities (-0.1%)
Other Assets		115,698
Liabilities		(147,448)
		(31,750)
Net Assets (100%)
Applicable to 1,041,078,105 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		32,487,404
Net Asset Value Per Share		$31.21

Target Retirement 2020 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value – Affiliated Funds	32,519,154
Receivables for Investment Securities Sold	58,303
Receivables for Accrued Income	24,818
Receivables for Capital Shares Issued	32,505
Other Assets	72
Total Assets	32,634,852
Liabilities
Payables for Investment Securities Purchased	24,890
Payables for Capital Shares Redeemed	122,558
Total Liabilities	147,448
Net Assets	32,487,404

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	24,676,166
Undistributed Net Investment Income	127,703
Accumulated Net Realized Gains	323,052
Unrealized Appreciation (Depreciation)	7,360,483
Net Assets	32,487,404

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	376,460
Net Investment Income—Note B	376,460
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	2,079
Affiliated Funds Sold	372,451
Realized Net Gain (Loss)	374,530
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	128,549
Net Increase (Decrease) in Net Assets Resulting from Operations	879,539

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	376,460	627,133
Realized Net Gain (Loss)	374,530	205,406
Change in Unrealized Appreciation (Depreciation)	128,549	2,040,744
Net Increase (Decrease) in Net Assets Resulting from Operations	879,539	2,873,283
Distributions
Net Investment Income	(641,684)	(540,313)
Realized Capital Gain[1]	(232,702)	(205,071)
Total Distributions	(874,386)	(745,384)
Capital Share Transactions
Issued	4,341,202	8,233,193
Issued in Lieu of Cash Distributions	859,228	733,928
Redeemed	(3,980,721)	(7,374,696)
Net Increase (Decrease) from Capital Share Transactions	1,219,709	1,592,425
Total Increase (Decrease)	1,224,862	3,720,324
Net Assets
Beginning of Period	31,262,542	27,542,218
End of Period[2]	32,487,404	31,262,542

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $12,708,000 and $6,153,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $127,703,000 and $392,927,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$31.19	$29.09	$27.52	$28.40	$26.26	$24.04
Investment Operations
Net Investment Income	. 367[1]	.636[1]	.619	.622	. 577	. 528
Capital Gain Distributions Received	.002[1]	.008[1]	.012	.026	.004	.047
Net Realized and Unrealized Gain (Loss)
on Investments	.511	2.231	2.065	(.946)	2.054	2.179
Total from Investment Operations	.880	2.875	2.696	(.298)	2.635	2.754
Distributions
Dividends from Net Investment Income	(. 631)	(. 562)	(. 591)	(. 541)	(. 484)	(. 508)
Distributions from Realized Capital Gains	(. 229)	(. 213)	(. 535)	(. 041)	(. 011)	(. 026)
Total Distributions	(. 860)	(.775)	(1.126)	(. 582)	(. 495)	(. 534)
Net Asset Value, End of Period	$31.21	$31.19	$29.09	$27.52	$28.40	$26.26

Total Return[2]	2.80%	10.17%	10.05%	-1.13%	10.13%	11.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$32,487	$31,263	$27,542	$26,693	$27,488	$21,785
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.14%	0.14%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	2.33%	2.15%	2.14%	2.07%	2.14%	2.23%
Portfolio Turnover Rate	13%	9%	15%	25%	7%	17%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during

Target Retirement 2020 Fund

the period ended March 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At March 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $25,158,671,000. Net unrealized appreciation of investment securities for tax purposes was $7,360,483,000, consisting of unrealized gains of $7,404,171,000 on securities that had risen in value since their purchase and $43,688,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	137,089	278,945
Issued in Lieu of Cash Distributions	27,347	26,017
Redeemed	(125,703)	(249,268)
Net Increase (Decrease) in Shares Outstanding	38,733	55,694

Target Retirement 2020 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				March 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	3,904	NA1	NA1	(5)	—	31	—	608
Vanguard Short-Term
Inflation-Protected
Securities Index
Fund	1,163,653	300,316	17,410	—	(14,870)	19,286	—	1,431,689
Vanguard Total
Bond Market II
Index Fund	8,935,698	1,317,648	547,618	(2,467)	(237,255) 116,195		2,079	9,466,006
Vanguard Total
International Bond
Index Fund	3,748,016	380,262	61,477	(485)	12,084	66,017	—	4,078,400
Vanguard Total
International Stock
Index Fund	6,960,556	313,638	418,981	44,080	184,688	84,042	—	7,083,981
Vanguard Total
Stock Market
Index Fund	10,450,278	495,012	1,002,050	331,328	183,902	90,889	—	10,458,470
Total	31,262,105	2,806,876	2,047,536	372,451	128,549	376,460	2,079	32,519,154
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

Target Retirement 2025 Fund

Fund Profile
As of March 31, 2018

Total Fund Characteristics
Ticker Symbol	VTTVX
30-Day SEC Yield	2.10%
Acquired Fund Fees and Expenses[1]	0.14%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	37.4%
Vanguard Total Bond Market II Index Fund
Investor Shares	26.1
Vanguard Total International Stock Index
Fund Investor Shares	25.4
Vanguard Total International Bond Index
Fund Investor Shares	11.1

Total Fund Volatility Measures
		MSCI US
	Target 2025	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.90
Beta	0.97	0.63
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2025 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2018, the annualized acquired fund fees and expenses were 0.13%.

Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2007, Through March 31, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2025
Fund	10/27/2003	10.20%	7.96%	2.30%	4.18%	6.48%

See Financial Highlights for dividend and capital gains information.

Target Retirement 2025 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (37.5%)
Vanguard Total Stock Market Index Fund Investor Shares	226,362,964	14,946,747

International Stock Fund (25.4%)
Vanguard Total International Stock Index Fund Investor Shares	558,879,478	10,121,307

U.S. Bond Fund (26.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	991,955,348	10,395,692

International Bond Fund (11.1%)
Vanguard Total International Bond Index Fund Investor Shares	405,240,234	4,425,224
Total Investment Companies (Cost $29,444,848)		39,888,970
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.775% (Cost $4,488)	44,883	4,488
Total Investments (100.1%) (Cost $29,449,336)		39,893,458
Other Assets and Liabilities (-0.1%)
Other Assets		100,272
Liabilities		(123,254)
		(22,982)
Net Assets (100%)
Applicable to 2,168,414,494 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		39,870,476
Net Asset Value Per Share		$18.39

Target Retirement 2025 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value — Affiliated Funds	39,893,458
Receivables for Investment Securities Sold	33,371
Receivables for Accrued Income	27,139
Receivables for Capital Shares Issued	39,688
Other Assets	74
Total Assets	39,993,730
Liabilities
Payables for Investment Securities Purchased	27,214
Payables for Capital Shares Redeemed	96,040
Total Liabilities	123,254
Net Assets	39,870,476

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	29,204,565
Undistributed Net Investment Income	158,017
Accumulated Net Realized Gains	63,772
Unrealized Appreciation (Depreciation)	10,444,122
Net Assets	39,870,476

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	440,210
Net Investment Income—Note B	440,210
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	2,213
Affiliated Funds Sold	64,445
Realized Net Gain (Loss)	66,658
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	686,926
Net Increase (Decrease) in Net Assets Resulting from Operations	1,193,794

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	440,210	752,393
Realized Net Gain (Loss)	66,658	205,795
Change in Unrealized Appreciation (Depreciation)	686,926	2,911,271
Net Increase (Decrease) in Net Assets Resulting from Operations	1,193,794	3,869,459
Distributions
Net Investment Income	(768,515)	(632,365)
Realized Capital Gain[1]	(182,504)	(214,269)
Total Distributions	(951,019)	(846,634)
Capital Share Transactions
Issued	5,493,127	9,126,407
Issued in Lieu of Cash Distributions	935,568	834,520
Redeemed	(3,911,928)	(7,579,252)
Net Increase (Decrease) from Capital Share Transactions	2,516,767	2,381,675
Total Increase (Decrease)	2,759,542	5,404,500
Net Assets
Beginning of Period	37,110,934	31,706,434
End of Period[2]	39,870,476	37,110,934

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $21,642,000 and $5,608,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $158,017,000 and $486,322,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$18.25	$16.77	$15.90	$16.50	$15.18	$13.70
Investment Operations
Net Investment Income	. 209[1]	.380[1]	.362	.364	.350	.316
Capital Gain Distributions Received	.001[1]	.004[1]	.006	.012	.002	.021
Net Realized and Unrealized Gain (Loss)
on Investments	.387	1.534	1.280	(.624)	1.272	1.451
Total from Investment Operations	.597	1.918	1.648	(.248)	1.624	1.788
Distributions
Dividends from Net Investment Income	(. 369)	(. 327)	(. 342)	(. 322)	(. 287)	(. 296)
Distributions from Realized Capital Gains	(. 088)	(.111)	(. 436)	(. 030)	(. 017)	(. 012)
Total Distributions	(. 457)	(. 438)	(.778)	(. 352)	(. 304)	(. 308)
Net Asset Value, End of Period	$18.39	$18.25	$16.77	$15.90	$16.50	$15.18

Total Return[2]	3.25%	11.74%	10.67%	-1.60%	10.80%	13.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$39,870	$37,111	$31,706	$30,048	$31,428	$25,642
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.14%	0.14%	0.15%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.25%	2.21%	2.18%	2.07%	2.15%	2.27%
Portfolio Turnover Rate	10%	10%	15%	24%	7%	16%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the

Target Retirement 2025 Fund

period ended March 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At March 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $29,449,336,000. Net unrealized appreciation of investment securities for tax purposes was $10,444,122,000, consisting of unrealized gains of $10,469,821,000 on securities that had risen in value since their purchase and $25,699,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	294,421	532,501
Issued in Lieu of Cash Distributions	50,489	51,135
Redeemed	(209,658)	(441,562)
Net Increase (Decrease) in Shares Outstanding	135,252	142,074

Target Retirement 2025 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Net	Change			March 31,
	2017		from	Realized	in Net		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	8,931	NA1	NA1	(12)	—	68	—	4,488
Vanguard Total
Bond Market II
Index Fund	9,339,193	2,076,483	761,945	(3,522)	(254,517)	124,761	2,213	10,395,692
Vanguard Total
International Bond
Index Fund	3,889,558	523,316	—	—	12,350	69,896	—	4,425,224
Vanguard Total
International Stock
Index Fund	9,504,320	656,290	341,732	14,905	287,524	117,652	—	10,121,307
Vanguard Total
Stock Market
Index Fund	14,384,000	683,249	815,145	53,074	641,569	127,833	—	14,946,747
Total	37,126,002	3,939,338	1,918,822	64,445	686,926	440,210	2,213	39,893,458
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

Target Retirement 2030 Fund

Fund Profile
As of March 31, 2018

Total Fund Characteristics
Ticker Symbol	VTHRX
30-Day SEC Yield	2.09%
Acquired Fund Fees and Expenses[1]	0.14%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	42.1%
Vanguard Total International Stock Index
Fund Investor Shares	28.2
Vanguard Total Bond Market II Index Fund
Investor Shares	20.8
Vanguard Total International Bond Index
Fund Investor Shares	8.9

Total Fund Volatility Measures
		MSCI US
	Target 2030	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.92
Beta	0.97	0.70
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2030 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2018, the annualized acquired fund fees and expenses were 0.14%.

Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2007, Through March 31, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
			Ten Years
	Inception Date One Year	Five Years	Income	Capital	Total
Target Retirement 2030
Fund	6/7/2006 11.19%	8.60%	2.18%	4.53%	6.71%

See Financial Highlights for dividend and capital gains information.

Target Retirement 2030 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (42.1%)
Vanguard Total Stock Market Index Fund Investor Shares	214,260,103	14,147,595

International Stock Fund (28.3%)
Vanguard Total International Stock Index Fund Investor Shares	524,570,709	9,499,976

U.S. Bond Fund (20.8%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	666,951,179	6,989,648

International Bond Fund (8.9%)
Vanguard Total International Bond Index Fund Investor Shares	273,818,651	2,990,100
Total Investment Companies (Cost $24,800,801)		33,627,319
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.775% (Cost $6,445)	64,445	6,444
Total Investments (100.1%) (Cost $24,807,246)		33,633,763
Other Assets and Liabilities (-0.1%)
Other Assets		68,861
Liabilities		(106,862)
		(38,001)
Net Assets (100%)
Applicable to 1,004,760,380 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		33,595,762
Net Asset Value Per Share		$33.44

Target Retirement 2030 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	33,633,763
Receivables for Investment Securities Sold	14,585
Receivables for Accrued Income	18,208
Receivables for Capital Shares Issued	36,019
Other Assets	49
Total Assets	33,702,624
Liabilities
Payables for Investment Securities Purchased	18,255
Payables for Capital Shares Redeemed	88,607
Total Liabilities	106,862
Net Assets	33,595,762

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	24,606,930
Undistributed Net Investment Income	128,379
Accumulated Net Realized Gains	33,936
Unrealized Appreciation (Depreciation)	8,826,517
Net Assets	33,595,762

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	359,765
Net Investment Income—Note B	359,765
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,462
Affiliated Funds Sold	32,582
Realized Net Gain (Loss)	34,044
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	719,249
Net Increase (Decrease) in Net Assets Resulting from Operations	1,113,058

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	359,765	614,498
Realized Net Gain (Loss)	34,044	33,094
Change in Unrealized Appreciation (Depreciation)	719,249	2,880,568
Net Increase (Decrease) in Net Assets Resulting from Operations	1,113,058	3,528,160
Distributions
Net Investment Income	(643,270)	(497,511)
Realized Capital Gain[1]	(18,256)	(103,476)
Total Distributions	(661,526)	(600,987)
Capital Share Transactions
Issued	4,755,959	8,474,068
Issued in Lieu of Cash Distributions	651,753	591,348
Redeemed	(3,140,692)	(6,081,063)
Net Increase (Decrease) from Capital Share Transactions	2,267,020	2,984,353
Total Increase (Decrease)	2,718,552	5,911,526
Net Assets
Beginning of Period	30,877,210	24,965,684
End of Period[2]	33,595,762	30,877,210

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $15,085,000 and $33,427,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $128,379,000 and $411,884,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$32.93	$29.77	$27.77	$28.95	$26.46	$23.51
Investment Operations
Net Investment Income	. 371[1]	.683[1]	.634	.633	.613	. 540
Capital Gain Distributions Received	.002[1]	.006[1]	.008	.016	.002	.027
Net Realized and Unrealized Gain (Loss)
on Investments	.826	3.167	2.390	(1.242)	2.402	2.897
Total from Investment Operations	1.199	3.856	3.032	(.593)	3.017	3.464
Distributions
Dividends from Net Investment Income	(. 670)	(. 576)	(. 597)	(. 558)	(. 491)	(. 499)
Distributions from Realized Capital Gains	(. 019)	(.120)	(. 435)	(. 029)	(. 036)	(. 015)
Total Distributions	(. 689)	(. 696)	(1.032)	(. 587)	(. 527)	(. 514)
Net Asset Value, End of Period	$33.44	$32.93	$29.77	$27.77	$28.95	$26.46

Total Return[2]	3.62%	13.25%	11.15%	-2.16%	11.51%	15.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$33,596	$30,877	$24,966	$22,684	$23,085	$17,795
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14	0.14%	0.15%	0.15%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.20%	2.21%	2.20%	2.08%	2.16%	2.30%
Portfolio Turnover Rate	9%	9%	16%	24%	7%	14%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the

Target Retirement 2030 Fund

period ended March 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At March 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $24,807,246,000. Net unrealized appreciation of investment securities for tax purposes was $8,826,517,000, consisting of unrealized gains of $8,919,451,000 on securities that had risen in value since their purchase and $92,934,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	140,352	275,820
Issued in Lieu of Cash Distributions	19,346	20,272
Redeemed	(92,644)	(197,141)
Net Increase (Decrease) in Shares Outstanding	67,054	98,951

Target Retirement 2030 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds Realized					March 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	16,347	NA1	NA1	(8)	—	63	—	6,444
Vanguard Total
Bond Market II
Index Fund	6,203,572	1,722,528	763,388	(257)	(172,807)	83,197	1,462	6,989,648
Vanguard Total
International Bond
Index Fund	2,547,466	463,705	29,836	(293)	9,058	46,554	—	2,990,100
Vanguard Total
International Stock
Index Fund	8,796,361	686,509	263,408	10,406	270,108	110,042	—	9,499,976
Vanguard Total
Stock Market
Index Fund	13,333,026	670,586	491,641	22,734	612,890	119,909	—	14,147,595
Total	30,896,772	3,543,328	1,548,273	32,582	719,249	359,765	1,462	33,633,763
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

Target Retirement 2035 Fund

Fund Profile
As of March 31, 2018

Total Fund Characteristics
Ticker Symbol	VTTHX
30-Day SEC Yield	2.08%
Acquired Fund Fees and Expenses[1]	0.14%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	46.6%
Vanguard Total International Stock Index
Fund Investor Shares	31.3
Vanguard Total Bond Market II Index Fund
Investor Shares	15.5
Vanguard Total International Bond Index
Fund Investor Shares	6.6

Total Fund Volatility Measures
		MSCI US
	Target 2035	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.93
Beta	0.98	0.78
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2035 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2018, the annualized acquired fund fees and expenses were 0.14%.

Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2007, Through March 31, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2035
Fund	10/27/2003	12.23%	9.22%	2.26%	4.76%	7.02%

See Financial Highlights for dividend and capital gains information.

Target Retirement 2035 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (46.7%)
Vanguard Total Stock Market Index Fund Investor Shares	228,113,079	15,062,307

International Stock Fund (31.3%)
Vanguard Total International Stock Index Fund Investor Shares	558,486,514	10,114,191

U.S. Bond Fund (15.5%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	477,833,006	5,007,690

International Bond Fund (6.6%)
Vanguard Total International Bond Index Fund Investor Shares	196,033,259	2,140,683
Total Investment Companies (Cost $22,553,201)		32,324,871
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.775% (Cost $9,644)	96,443	9,644
Total Investments (100.1%) (Cost $22,562,845)		32,334,515
Other Assets and Liabilities (-0.1%)
Other Assets		65,025
Liabilities		(103,776)
		(38,751)
Net Assets (100%)
Applicable to 1,569,986,031 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		32,295,764
Net Asset Value Per Share		$20.57

Target Retirement 2035 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	32,334,515
Receivables for Investment Securities Sold	20,000
Receivables for Accrued Income	13,066
Receivables for Capital Shares Issued	31,922
Other Assets	37
Total Assets	32,399,540
Liabilities
Payables for Investment Securities Purchased	35,732
Payables for Capital Shares Redeemed	68,044
Total Liabilities	103,776
Net Assets	32,295,764

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	22,372,155
Undistributed Net Investment Income	118,729
Accumulated Net Realized Gains	33,210
Unrealized Appreciation (Depreciation)	9,771,670
Net Assets	32,295,764

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for
Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	338,086
Net Investment Income—Note B	338,086
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,043
Affiliated Funds Sold	32,820
Realized Net Gain (Loss)	33,863
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	827,164
Net Increase (Decrease) in Net Assets Resulting from Operations	1,199,113

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	338,086	597,296
Realized Net Gain (Loss)	33,863	63,546
Change in Unrealized Appreciation (Depreciation)	827,164	3,103,907
Net Increase (Decrease) in Net Assets Resulting from Operations	1,199,113	3,764,749
Distributions
Net Investment Income	(618,356)	(494,222)
Realized Capital Gain[1]	(49,432)	(187,693)
Total Distributions	(667,788)	(681,915)
Capital Share Transactions
Issued	4,187,970	7,084,082
Issued in Lieu of Cash Distributions	658,554	673,009
Redeemed	(2,880,251)	(5,572,365)
Net Increase (Decrease) from Capital Share Transactions	1,966,273	2,184,726
Total Increase (Decrease)	2,497,598	5,267,560
Net Assets
Beginning of Period	29,798,166	24,530,606
End of Period[2]	32,295,764	29,798,166

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $21,099,000 and $5,137,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $118,729,000 and $398,999,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$20.20	$18.09	$16.95	$17.79	$16.16	$14.15
Investment Operations
Net Investment Income	. 222[1]	.418[1]	.393	.391	.359	.340
Capital Gain Distributions Received	.001[1]	.003[1]	.003	.007	.001	.011
Net Realized and Unrealized Gain (Loss)
on Investments	.590	2.180	1.530	(.865)	1.594	1.972
Total from Investment Operations	.813	2.601	1.926	(.467)	1.954	2.323
Distributions
Dividends from Net Investment Income	(. 410)	(. 356)	(. 371)	(. 368)	(. 324)	(. 307)
Distributions from Realized Capital Gains	(. 033)	(.135)	(. 415)	(. 005)	—	(. 006)
Total Distributions	(. 443)	(. 491)	(.786)	(. 373)	(. 324)	(. 313)
Net Asset Value, End of Period	$20.57	$20.20	$18.09	$16.95	$17.79	$16.16

Total Return[2]	4.01%	14.76%	11.64%	-2.75%	12.20%	16.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$32,296	$29,798	$24,531	$22,800	$23,826	$19,026
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.14%	0.15%	0.15%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.14%	2.22%	2.21%	2.07%	2.17%	2.33%
Portfolio Turnover Rate	9%	9%	14%	23%	6%	12%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during

Target Retirement 2035 Fund

the period ended March 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At March 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $22,562,845,000. Net unrealized appreciation of investment securities for tax purposes was $9,771,670,000, consisting of unrealized gains of $9,825,837,000 on securities that had risen in value since their purchase and $54,167,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	200,809	378,037
Issued in Lieu of Cash Distributions	31,768	37,980
Redeemed	(137,894)	(296,871)
Net Increase (Decrease) in Shares Outstanding	94,683	119,146

Target Retirement 2035 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				March 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	15,625	NA1	NA1	(15)	—	56	—	9,644
Vanguard Total
Bond Market II
Index Fund	4,405,128	1,264,710	537,915	—	(124,233)	59,491	1,043	5,007,690
Vanguard Total
International Bond
Index Fund	1,835,053	342,162	42,700	(519)	6,687	33,532	—	2,140,683
Vanguard Total
International Stock
Index Fund	9,355,903	745,875	284,762	10,545	286,630	117,228	—	10,114,191
Vanguard Total
Stock Market
Index Fund	14,200,704	749,693	568,979	22,809	658,080	127,779	—	15,062,307
Total	29,812,413	3,102,440	1,434,356	32,820	827,164	338,086	1,043	32,334,515
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2017	3/31/2018	Period
Based on Actual Fund Return
Target Retirement Income Fund	$1,000.00	$1,015.25	$0.65
Target Retirement 2015 Fund	$1,000.00	$1,021.90	$0.66
Target Retirement 2020 Fund	$1,000.00	$1,028.03	$0.66
Target Retirement 2025 Fund	$1,000.00	$1,032.52	$0.66
Target Retirement 2030 Fund	$1,000.00	$1,036.24	$0.71
Target Retirement 2035 Fund	$1,000.00	$1,040.08	$0.71
Based on Hypothetical 5% Yearly Return
Target Retirement Income Fund	$1,000.00	$1,024.28	$0.66
Target Retirement 2015 Fund	$1,000.00	$1,024.28	$0.66
Target Retirement 2020 Fund	$1,000.00	$1,024.28	$0.66
Target Retirement 2025 Fund	$1,000.00	$1,024.28	$0.66
Target Retirement 2030 Fund	$1,000.00	$1,024.23	$0.71
Target Retirement 2035 Fund	$1,000.00	$1,024.23	$0.71

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.13%, 0.13%, 0.13%, 0.13%, 0.14%, and 0.14%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Target Retirement Funds has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the funds’ investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the performance of each fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s most recent performance can be found in the Performance Summary sections of this report.

Cost

The board concluded that the funds’ acquired fund fees and expenses were well below the average expense ratios charged by funds in their respective peer groups. The funds do not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the funds invest has advisory expenses well below the relevant peer-group average. Information about the funds’ acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangements with the Target Retirement Funds and their underlying funds ensure that the funds will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Benchmark Information

Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services
Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays
U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Aggregate Float Adjusted Index, Bloomberg Barclays U.S. Treasury
Inflation Protected Securities Index, Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index,
and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or
Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Target Retirement Funds (including the Total Bond Market II Index Fund, the Total International Bond
Index Fund, and the Short-Term Inflation-Protected Securities Index Fund) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Target Retirement Funds. The Indices are licensed for use by The
Vanguard Group, Inc. (Vanguard) as the sponsor of the Target Retirement Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by
BISL, or any successor thereto, without regard to the Issuer or the Target Retirement Funds or the owners of the Target
Retirement Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Target Retirement Funds. Investors acquire the Target Retirement Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Target Retirement Funds. The Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Target Retirement Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Target Retirement Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the
Target Retirement Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Target Retirement Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Target Retirement Funds.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Target Retirement Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Target Retirement Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE TARGET RETIREMENT FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3082 052018

Semiannual Report | March 31, 2018

Vanguard Target Retirement Funds

Vanguard Target Retirement 2040 Fund

Vanguard Target Retirement 2045 Fund

Vanguard Target Retirement 2050 Fund

Vanguard Target Retirement 2055 Fund

Vanguard Target Retirement 2060 Fund

Vanguard Target Retirement 2065 Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Results of Proxy Voting.	5
Target Retirement 2040 Fund.	7
Target Retirement 2045 Fund.	17
Target Retirement 2050 Fund.	27
Target Retirement 2055 Fund.	37
Target Retirement 2060 Fund.	47
Target Retirement 2065 Fund.	57
About Your Fund’s Expenses.	67
Trustees Approve Advisory Arrangements.	69
Glossary.	71

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended March 31, 2018, the Vanguard Target Retirement Funds covered in this report recorded returns ranging from 4.44% for the Target Retirement 2040 Fund to 4.62% for the Target Retirement 2060 Fund. (The funds with retirement dates of 2015 through 2035 are covered in a separate report.)

• The funds with a greater allocation to stocks performed moderately better than those with greater exposure to bonds.

• Each fund posted returns that were in line with those of its composite benchmark after expenses. Each fund surpassed the average return of its peers.

• Vanguard Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target date.

Total Returns: Six Months Ended March 31, 2018
Total
Returns
Vanguard Target Retirement 2040 Fund	4.44%
Target 2040 Composite Index	4.49
Mixed-Asset Target 2040 Funds Average	3.98
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2045 Fund	4.61%
Target 2045 Composite Index	4.68
Mixed-Asset Target 2045 Funds Average	4.31
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2050 Fund	4.61%
Target 2050 Composite Index	4.68
Mixed-Asset Target 2050 Funds Average	4.38
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2055 Fund	4.59%
Target 2055 Composite Index	4.68
Mixed-Asset Target 2055+ Funds Average	4.48
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Target Retirement 2060 Fund	4.62%
Target 2060 Composite Index	4.68
Mixed-Asset Target 2055+ Funds Average	4.48
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2065 Fund (Inception: 7/12/2017)	4.56%
Target 2065 Composite Index	4.68
Mixed-Asset Target 2055+ Funds Average	4.48
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

Expense Ratios
Your Fund Compared With Its Peer Group

	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement 2040 Fund	0.15%	0.42%
Target Retirement 2045 Fund	0.15	0.40
Target Retirement 2050 Fund	0.15	0.41
Target Retirement 2055 Fund	0.15	0.38
Target Retirement 2060 Fund	0.15	0.38
Target Retirement 2065 Fund	0.15	0.38

The fund expense figures shown—drawn from the prospectus dated January 25, 2018—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target
Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the six months ended March
31, 2018, the annualized acquired fund fees and expenses were 0.14% for the 2040 Fund, 0.15% for the 2045 Fund, 0.15% for the 2050
Fund, 0.15% for the 2055 Fund, 0.15% for the 2060 Fund, and 0.15% for the 2065 Fund. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

Peer groups: For the 2040 Fund, Mixed-Asset Target 2040 Funds; for the 2045 Fund, Mixed-Asset Target 2045 Funds; for the 2050 Fund,
Mixed-Asset Target 2050 Funds; for the 2055, 2060, and 2065 Funds, Mixed-Asset Target 2055+ Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

3

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
April 13, 2018

Market Barometer
	Total Returns
	Periods Ended March 31, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	5.85%	13.98%	13.17%
Russell 2000 Index (Small-caps)	3.25	11.79	11.47
Russell 3000 Index (Broad U.S. market)	5.65	13.81	13.03
FTSE All-World ex US Index (International)	4.03	16.45	6.30

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.08%	1.20%	1.82%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.37	2.66	2.73
Citigroup Three-Month U.S. Treasury Bill Index	0.63	1.07	0.30

CPI
Consumer Price Index	1.11%	2.36%	1.40%

4

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	8,032,540,533	335,490,391	96.0%
Emerson U. Fullwood	8,026,287,796	341,743,128	95.9%
Amy Gutmann	8,033,129,916	334,901,008	96.0%
JoAnn Heffernan Heisen	8,040,240,897	327,790,026	96.1%
F. Joseph Loughrey	8,032,218,903	335,812,021	96.0%
Mark Loughridge	8,032,145,847	335,885,076	96.0%
Scott C. Malpass	8,019,182,814	348,848,110	95.8%
F. William McNabb III	8,033,681,962	334,348,961	96.0%
Deanna Mulligan	8,037,108,257	330,922,666	96.0%
André F. Perold	8,012,258,781	355,772,142	95.7%
Sarah Bloom Raskin	8,029,278,197	338,752,726	96.0%
Peter F. Volanakis	8,023,437,554	344,593,369	95.9%
* Results are for all funds within the same trust.

All shareholders, EXCEPT shareholders of Target Retirement 2055 Fund, approved the following proposals:

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Target Retirement 2040 Fund	239,460,363	21,311,066	18,511,646	56,177,246	71.4%
Target Retirement 2045 Fund	383,706,055	44,099,101	33,453,137	67,770,595	72.5%
Target Retirement 2050 Fund	139,517,850	16,571,279	12,087,943	30,294,440	70.3%
Target Retirement 2055 Fund	50,798,013	5,922,539	4,763,964	9,449,316	71.6%*
Target Retirement 2060 Fund	24,444,123	3,266,592	2,553,583	3,587,905	72.2%
* Although the “Percentage For” was high, the overall percentage of the fund’s shares outstanding that were voted was not sufficient for the proposal to pass.

5

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Target Retirement 2040 Fund	244,901,305	20,586,054	13,795,715	56,177,246	73.0%
Target Retirement 2045 Fund	394,531,345	42,126,771	24,600,177	67,770,595	74.6%
Target Retirement 2050 Fund	143,655,740	15,859,178	8,662,154	30,294,440	72.4%
Target Retirement 2055 Fund	52,147,803	5,894,907	3,439,480	9,451,643	73.5%*
Target Retirement 2060 Fund	25,154,724	3,217,900	1,891,675	3,587,905	74.3%
Target Retirement 2065 Fund	300,878	33,051	6,907	58,410	75.4%
* Although the “Percentage For” was high, the overall percentage of the fund’s shares outstanding that were voted was not sufficient for the proposal to pass.

6

Target Retirement 2040 Fund

Fund Profile
As of March 31, 2018

Total Fund Characteristics
Ticker Symbol	VFORX
30-Day SEC Yield	2.08%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	51.0%
Vanguard Total International Stock Index
Fund Investor Shares	34.4
Vanguard Total Bond Market II Index Fund
Investor Shares	10.2
Vanguard Total International Bond Index
Fund Investor Shares	4.4

Total Fund Volatility Measures
		MSCI US
	Target 2040	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.93
Beta	0.98	0.85
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2040 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2018, the annualized acquired fund fees and expenses were 0.14%.

7

Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2007, Through March 31, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2040
Fund	6/7/2006	13.25%	9.73%	2.15%	5.19%	7.34%

See Financial Highlights for dividend and capital gains information.

8

Target Retirement 2040 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (51.1%)
Vanguard Total Stock Market Index Fund Investor Shares	189,447,439	12,509,214

International Stock Fund (34.4%)
Vanguard Total International Stock Index Fund Investor Shares	465,616,552	8,432,316

U.S. Bond Fund (10.2%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	239,055,747	2,505,304

International Bond Fund (4.4%)
Vanguard Total International Bond Index Fund Investor Shares	97,638,313	1,066,211
Total Investment Companies (Cost $17,282,553)		24,513,045
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.775% (Cost $10,480)	104,799	10,480
Total Investments (100.1%) (Cost $17,293,033)		24,523,525
Other Assets and Liabilities (-0.1%)
Other Assets		44,286
Liabilities		(79,559)
		(35,273)
Net Assets (100%)
Applicable to 688,333,029 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		24,488,252
Net Asset Value Per Share		$35.58

9

Target Retirement 2040 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	24,523,525
Receivables for Investment Securities Sold	11,328
Receivables for Accrued Income	6,528
Receivables for Capital Shares Issued	26,411
Other Assets	19
Total Assets	24,567,811
Liabilities
Payables for Investment Securities Purchased	6,548
Payables for Capital Shares Redeemed	73,011
Total Liabilities	79,559
Net Assets	24,488,252

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	17,156,560
Undistributed Net Investment Income	86,664
Accumulated Net Realized Gains	14,536
Unrealized Appreciation (Depreciation)	7,230,492
Net Assets	24,488,252

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Target Retirement 2040 Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	248,250
Net Investment Income—Note B	248,250
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	510
Affiliated Funds Sold	14,175
Realized Net Gain (Loss)	14,685
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	722,906
Net Increase (Decrease) in Net Assets Resulting from Operations	985,841

See accompanying Notes, which are an integral part of the Financial Statements.

11

Target Retirement 2040 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	248,250	439,534
Realized Net Gain (Loss)	14,685	19,902
Change in Unrealized Appreciation (Depreciation)	722,906	2,566,980
Net Increase (Decrease) in Net Assets Resulting from Operations	985,841	3,026,416
Distributions
Net Investment Income	(450,227)	(349,773)
Realized Capital Gain[1]	(9,411)	(72,933)
Total Distributions	(459,638)	(422,706)
Capital Share Transactions
Issued	3,499,607	6,021,161
Issued in Lieu of Cash Distributions	453,171	415,992
Redeemed	(2,314,982)	(4,087,681)
Net Increase (Decrease) from Capital Share Transactions	1,637,796	2,349,472
Total Increase (Decrease)	2,163,999	4,953,182
Net Assets
Beginning of Period	22,324,253	17,371,071
End of Period[2]	24,488,252	22,324,253

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $8,951,000 and $10,861,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $86,664,000 and $288,641,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Target Retirement 2040 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$34.73	$30.59	$28.09	$29.66	$26.80	$23.26
Investment Operations
Net Investment Income	. 373[1]	.718[1]	.660	.648	. 593	. 546
Capital Gain Distributions Received	.001[1]	.003[1]	.003	.007	.001	.012
Net Realized and Unrealized Gain (Loss)
on Investments	1.174	4.143	2.687	(1.634)	2.773	3.485
Total from Investment Operations	1.548	4.864	3.350	(.979)	3.367	4.043
Distributions
Dividends from Net Investment Income	(. 684)	(. 599)	(. 615)	(. 574)	(. 500)	(. 496)
Distributions from Realized Capital Gains	(. 014)	(.125)	(. 235)	(. 017)	(. 007)	(. 007)
Total Distributions	(. 698)	(.724)	(. 850)	(. 591)	(. 507)	(. 503)
Net Asset Value, End of Period	$35.58	$34.73	$30.59	$28.09	$29.66	$26.80

Total Return[2]	4.44%	16.26%	12.11%	-3.43%	12.66%	17.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,488	$22,324	$17,371	$15,724	$15,912	$12,013
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.15%	0.16%	0.16%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.08%	2.23%	2.23%	2.09%	2.18%	2.36%
Portfolio Turnover Rate	7%	8%	16%	21%	6%	9%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the

14

Target Retirement 2040 Fund

period ended March 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At March 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $17,293,033,000. Net unrealized appreciation of investment securities for tax purposes was $7,230,492,000, consisting of unrealized gains of $7,265,908,000 on securities that had risen in value since their purchase and $35,416,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	97,006	187,954
Issued in Lieu of Cash Distributions	12,637	13,784
Redeemed	(64,022)	(126,965)
Net Increase (Decrease) in Shares Outstanding	45,621	74,773

15

Target Retirement 2040 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				March 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	10,689	NA1	NA1	(9)	—	39	—	10,480
Vanguard Total
Bond Market II
Index Fund	2,138,153	797,709	368,284	(1,221)	(61,053)	29,490	510	2,505,304
Vanguard Total
International
Bond Index Fund	860,907	205,653	3,482	(49)	3,182	16,200	—	1,066,211
Vanguard Total
International
Stock Index Fund	7,692,108	693,031	195,591	8,143	234,625	96,903	—	8,432,316
Vanguard Total
Stock Market
Index Fund	11,636,768	642,923	323,940	7,311	546,152	105,618	—	12,509,214
Total	22,338,625	2,339,316	891,297	14,175	722,906	248,250	510	24,523,525
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

16

Target Retirement 2045 Fund

Fund Profile
As of March 31, 2018

Total Fund Characteristics
Ticker Symbol	VTIVX
30-Day SEC Yield	2.08%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	53.5%
Vanguard Total International Stock Index
Fund Investor Shares	36.2
Vanguard Total Bond Market II Index Fund
Investor Shares	7.3
Vanguard Total International Bond Index
Fund Investor Shares	3.0

Total Fund Volatility Measures
		MSCI US
	Target 2045	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.93
Beta	0.98	0.87
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2045 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2018, the annualized acquired fund fees and expenses were 0.15%.

17

Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2007, Through March 31, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2045
Fund	10/27/2003	13.68%	9.88%	2.24%	5.16%	7.40%

See Financial Highlights for dividend and capital gains information.

18

Target Retirement 2045 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (53.6%)
Vanguard Total Stock Market Index Fund Investor Shares	182,753,547	12,067,217

International Stock Fund (36.2%)
Vanguard Total International Stock Index Fund Investor Shares	450,634,652	8,160,993

U.S. Bond Fund (7.3%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	156,441,568	1,639,508

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Investor Shares	62,180,090	679,007
Total Investment Companies (Cost $15,610,694)		22,546,725
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.775% (Cost $7,764)	77,646	7,764
Total Investments (100.1%) (Cost $15,618,458)		22,554,489
Other Assets and Liabilities (-0.1%)
Other Assets		41,522
Liabilities		(62,244)
		(20,722)
Net Assets (100%)
Applicable to 1,007,304,791 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		22,533,767
Net Asset Value Per Share		$22.37

19

Target Retirement 2045 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	22,554,489
Receivables for Investment Securities Sold	14,000
Receivables for Accrued Income	4,267
Receivables for Capital Shares Issued	23,243
Other Assets	12
Total Assets	22,596,011
Liabilities
Payables for Investment Securities Purchased	4,279
Payables for Capital Shares Redeemed	57,965
Total Liabilities	62,244
Net Assets	22,533,767

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	15,508,790
Undistributed Net Investment Income	77,901
Accumulated Net Realized Gains	11,045
Unrealized Appreciation (Depreciation)	6,936,031
Net Assets	22,533,767
• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Target Retirement 2045 Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	225,332
Net Investment Income—Note B	225,332
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	339
Affiliated Funds Sold	11,645
Realized Net Gain (Loss)	11,984
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	703,534
Net Increase (Decrease) in Net Assets Resulting from Operations	940,850

See accompanying Notes, which are an integral part of the Financial Statements.

21

Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	225,332	402,343
Realized Net Gain (Loss)	11,984	16,761
Change in Unrealized Appreciation (Depreciation)	703,534	2,430,140
Net Increase (Decrease) in Net Assets Resulting from Operations	940,850	2,849,244
Distributions
Net Investment Income	(412,731)	(323,102)
Realized Capital Gain[1]	(9,737)	(79,182)
Total Distributions	(422,468)	(402,284)
Capital Share Transactions
Issued	3,183,640	5,084,279
Issued in Lieu of Cash Distributions	416,669	397,131
Redeemed	(1,998,036)	(3,501,855)
Net Increase (Decrease) from Capital Share Transactions	1,602,273	1,979,555
Total Increase (Decrease)	2,120,655	4,426,515
Net Assets
Beginning of Period	20,413,112	15,986,597
End of Period[2]	22,533,767	20,413,112

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $9,737,000 and $6,807,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $77,901,000 and $265,300,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Target Retirement 2045 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$21.80	$19.12	$17.60	$18.61	$16.82	$14.61
Investment Operations
Net Investment Income	. 232[1]	.450[1]	.411	.406	. 376	. 350
Capital Gain Distributions Received	.000[1,2]	.001[1]	.002	.004	.001	.008
Net Realized and Unrealized Gain (Loss)
on Investments	.776	2.696	1.692	(1.034)	1.747	2.173
Total from Investment Operations	1.008	3.147	2.105	(.624)	2.124	2.531
Distributions
Dividends from Net Investment Income	(. 428)	(. 375)	(. 386)	(. 383)	(. 334)	(. 316)
Distributions from Realized Capital Gains	(. 010)	(. 092)	(.199)	(. 003)	—	(. 005)
Total Distributions	(. 438)	(. 467)	(. 585)	(. 386)	(. 334)	(. 321)
Net Asset Value, End of Period	$22.37	$21.80	$19.12	$17.60	$18.61	$16.82

Total Return[3]	4.61%	16.84%	12.16%	-3.49%	12.73%	17.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,534	$20,413	$15,987	$14,283	$14,491	$11,441
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.16%	0.16%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.06%	2.23%	2.43%	2.10%	2.17%	2.36%
Portfolio Turnover Rate	6%	8%	13%	20%	7%	10%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Amount is less than $0.001.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period

24

Target Retirement 2045 Fund

ended March 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At March 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $15,618,458,000. Net unrealized appreciation of investment securities for tax purposes was $6,936,031,000, consisting of unrealized gains of $6,943,134,000 on securities that had risen in value since their purchase and $7,103,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	140,344	253,488
Issued in Lieu of Cash Distributions	18,469	21,034
Redeemed	(87,734)	(174,328)
Net Increase (Decrease) in Shares Outstanding	71,079	100,194

25

Target Retirement 2045 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				March 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	6,235	NA1	NA1	(7)	—	37	—	7,764
Vanguard Total
Bond Market II
Index Fund	1,432,028	405,914	157,672	772	(41,534)	19,429	339	1,639,508
Vanguard Total
International
Bond Index Fund	603,691	89,240	15,878	(200)	2,154	10,923	—	679,007
Vanguard Total
International
Stock Index Fund	7,317,231	788,625	175,461	6,517	224,081	93,235	—	8,160,993
Vanguard Total
Stock Market
Index Fund	11,055,891	788,909	300,979	4,563	518,833	101,708	—	12,067,217
Total	20,415,076	2,072,688	649,990	11,645	703,534	225,332	339	22,554,489
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

26

Target Retirement 2050 Fund

Fund Profile
As of March 31, 2018

Total Fund Characteristics
Ticker Symbol	VFIFX
30-Day SEC Yield	2.08%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	53.6%
Vanguard Total International Stock Index
Fund Investor Shares	36.2
Vanguard Total Bond Market II Index Fund
Investor Shares	7.2
Vanguard Total International Bond Index
Fund Investor Shares	3.0

Total Fund Volatility Measures
		MSCI US
	Target 2050	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.93
Beta	0.98	0.87

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2050 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2018, the annualized acquired fund fees and expenses were 0.15%.

27

Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2007, Through March 31, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2050
Fund	6/7/2006	13.69%	9.88%	2.14%	5.27%	7.41%

See Financial Highlights for dividend and capital gains information.

28

Target Retirement 2050 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms
N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s
Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (53.6%)
Vanguard Total Stock Market Index Fund Investor Shares	123,383,722	8,147,027

International Stock Fund (36.2%)
Vanguard Total International Stock Index Fund Investor Shares	303,753,536	5,500,976

U.S. Bond Fund (7.2%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	104,737,933	1,097,654

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Investor Shares	41,864,107	457,156
Total Investment Companies (Cost $11,307,356)		15,202,813
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 1.775% (Cost $6,044)	60,437	6,044
Total Investments (100.1%) (Cost $11,313,400)		15,208,857
Other Assets and Liabilities (-0.1%)
Other Assets		36,685
Liabilities		(52,002)
		(15,317)
Net Assets (100%)
Applicable to 422,054,390 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		15,193,540
Net Asset Value Per Share		$36.00

29

Target Retirement 2050 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	15,208,857
Receivables for Investment Securities Sold	12,664
Receivables for Accrued Income	2,872
Receivables for Capital Shares Issued	21,141
Other Assets	8
Total Assets	15,245,542
Liabilities
Payables for Investment Securities Purchased	5,581
Payables for Capital Shares Redeemed	46,421
Total Liabilities	52,002
Net Assets	15,193,540

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	11,241,055
Undistributed Net Investment Income	52,389
Accumulated Net Realized Gains	4,639
Unrealized Appreciation (Depreciation)	3,895,457
Net Assets	15,193,540

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Target Retirement 2050 Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	150,013
Net Investment Income—Note B	150,013
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	225
Affiliated Funds Sold	5,378
Realized Net Gain (Loss)	5,603
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	461,449
Net Increase (Decrease) in Net Assets Resulting from Operations	617,065

See accompanying Notes, which are an integral part of the Financial Statements.

31

Target Retirement 2050 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	150,013	255,731
Realized Net Gain (Loss)	5,603	8,597
Change in Unrealized Appreciation (Depreciation)	461,449	1,550,560
Net Increase (Decrease) in Net Assets Resulting from Operations	617,065	1,814,888
Distributions
Net Investment Income	(271,760)	(193,369)
Realized Capital Gain[1]	(3,856)	(11,266)
Total Distributions	(275,616)	(204,635)
Capital Share Transactions
Issued	2,624,643	4,182,146
Issued in Lieu of Cash Distributions	271,105	201,506
Redeemed	(1,450,762)	(2,220,595)
Net Increase (Decrease) from Capital Share Transactions	1,444,986	2,163,057
Total Increase (Decrease)	1,786,435	3,773,310
Net Assets
Beginning of Period	13,407,105	9,633,795
End of Period[2]	15,193,540	13,407,105

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $3,657,000 and $2,504,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $52,389,000 and $174,136,000.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Target Retirement 2050 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$35.07	$30.63	$27.95	$29.53	$26.69	$23.16
Investment Operations
Net Investment Income	. 374[1]	.727[1]	.636	.623	. 586	. 539
Capital Gain Distributions Received	.001[1]	.002[1]	.003	.006	.001	.012
Net Realized and Unrealized Gain (Loss)
on Investments	1.249	4.332	2.714	(1.609)	2.771	3.473
Total from Investment Operations	1.624	5.061	3.353	(.980)	3.358	4.024
Distributions
Dividends from Net Investment Income	(. 684)	(. 587)	(. 585)	(. 596)	(. 518)	(. 487)
Distributions from Realized Capital Gains	(. 010)	(. 034)	(. 088)	(. 004)	—	(. 007)
Total Distributions	(. 694)	(. 621)	(. 673)	(. 600)	(. 518)	(. 494)
Net Asset Value, End of Period	$36.00	$35.07	$30.63	$27.95	$29.53	$26.69

Total Return[2]	4.61%	16.84%	12.14%	-3.46%	12.69%	17.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,194	$13,407	$9,634	$7,893	$7,389	$5,355
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.16%	0.16%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.06%	2.24%	2.24%	2.11%	2.19%	2.36%
Portfolio Turnover Rate	6%	6%	12%	18%	7%	9%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period

34

Target Retirement 2050 Fund

ended March 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At March 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $11,313,400,000. Net unrealized appreciation of investment securities for tax purposes was $3,895,457,000, consisting of unrealized gains of $3,910,583,000 on securities that had risen in value since their purchase and $15,126,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	71,894	129,546
Issued in Lieu of Cash Distributions	7,468	6,635
Redeemed	(39,551)	(68,419)
Net Increase (Decrease) in Shares Outstanding	39,811	67,762

35

Target Retirement 2050 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				March 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	6,411	NA1	NA1	(4)	—	34	—	6,044
Vanguard Total
Bond Market II
Index Fund	941,432	313,998	130,524	(528)	(26,724)	12,943	225	1,097,654
Vanguard Total
International
Bond Index Fund	395,258	65,087	4,523	(100)	1,434	7,203	—	457,156
Vanguard Total
International
Stock Index Fund	4,811,996	639,180	101,634	3,081	148,353	61,949	—	5,500,976
Vanguard Total
Stock Market
Index Fund	7,256,355	725,357	176,000	2,929	338,386	67,884	—	8,147,027
Total	13,411,452	1,743,622	412,681	5,378	461,449	150,013	225	15,208,857
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

36

Target Retirement 2055 Fund

Fund Profile
As of March 31, 2018

Total Fund Characteristics
Ticker Symbol	VFFVX
30-Day SEC Yield	2.04%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	53.7%
Vanguard Total International Stock Index
Fund Investor Shares	36.2
Vanguard Total Bond Market II Index Fund
Investor Shares	7.1
Vanguard Total International Bond Index
Fund Investor Shares	3.0

Total Fund Volatility Measures
		MSCI US
	Target 2055	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.93
Beta	0.98	0.87
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2055 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2018, the annualized acquired fund fees and expenses were 0.15%.

37

Target Retirement 2055 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 18, 2010, Through March 31, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
				Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2055
Fund	8/18/2010	13.69%	9.85%	1.92%	9.22%	11.14%

See Financial Highlights for dividend and capital gains information.

38

Target Retirement 2055 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (53.7%)
Vanguard Total Stock Market Index Fund Investor Shares	56,208,529	3,711,449

International Stock Fund (36.1%)
Vanguard Total International Stock Index Fund Investor Shares	137,773,697	2,495,082

U.S. Bond Fund (7.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	46,706,543	489,485

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Investor Shares	18,855,892	205,906
Total Investment Companies (Cost $5,783,416)		6,901,922
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 1.775% (Cost $5,550)	55,502	5,550
Total Investments (100.0%) (Cost $5,788,966)		6,907,472
Other Assets and Liabilities (0.0%)
Other Assets		25,895
Liabilities		(28,378)
		(2,483)
Net Assets (100%)
Applicable to 177,013,215 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		6,904,989
Net Asset Value Per Share		$39.01

39

Target Retirement 2055 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	6,907,472
Receivables for Investment Securities Sold	12,355
Receivables for Accrued Income	1,302
Receivables for Capital Shares Issued	12,234
Other Assets	4
Total Assets	6,933,367
Liabilities
Payables for Investment Securities Purchased	3,707
Payables for Capital Shares Redeemed	24,671
Total Liabilities	28,378
Net Assets	6,904,989

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	5,764,561
Undistributed Net Investment Income	23,679
Accumulated Net Realized Losses	(1,757)
Unrealized Appreciation (Depreciation)	1,118,506
Net Assets	6,904,989

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Target Retirement 2055 Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	65,786
Net Investment Income—Note B	65,786
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	97
Affiliated Funds Sold	(711)
Realized Net Gain (Loss)	(614)
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	185,332
Net Increase (Decrease) in Net Assets Resulting from Operations	250,504

See accompanying Notes, which are an integral part of the Financial Statements.

41

Target Retirement 2055 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	65,786	100,282
Realized Net Gain (Loss)	(614)	1,087
Change in Unrealized Appreciation (Depreciation)	185,332	610,032
Net Increase (Decrease) in Net Assets Resulting from Operations	250,504	711,401
Distributions
Net Investment Income	(113,882)	(73,319)
Realized Capital Gain[1]	—	(224)
Total Distributions	(113,882)	(73,543)
Capital Share Transactions
Issued	1,607,082	2,324,300
Issued in Lieu of Cash Distributions	111,895	72,303
Redeemed	(550,578)	(833,493)
Net Increase (Decrease) from Capital Share Transactions	1,168,399	1,563,110
Total Increase (Decrease)	1,305,021	2,200,968
Net Assets
Beginning of Period	5,599,968	3,399,000
End of Period[2]	6,904,989	5,599,968

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $224,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $23,679,000 and $71,775,000.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Target Retirement 2055 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$37.98	$33.15	$30.14	$31.80	$28.67	$24.81
Investment Operations
Net Investment Income	. 408[1]	.796[1]	.642	.631	. 577	.641[1]
Capital Gain Distributions Received	.001[1]	.002[1]	.003	.005	.001	.011[1]
Net Realized and Unrealized Gain (Loss)
on Investments	1.339	4.688	2.974	(1.736)	3.033	3.668
Total from Investment Operations	1.748	5.486	3.619	(1.100)	3.611	4.320
Distributions
Dividends from Net Investment Income	(.718)	(. 654)	(. 593)	(. 554)	(. 477)	(. 447)
Distributions from Realized Capital Gains	—	(. 002)	(. 016)	(. 006)	(. 004)	(. 013)
Total Distributions	(.718)	(. 656)	(. 609)	(. 560)	(. 481)	(. 460)
Net Asset Value, End of Period	$39.01	$37.98	$33.15	$30.14	$31.80	$28.67

Total Return[2]	4.59%	16.86%	12.13%	-3.58%	12.69%	17.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,905	$5,600	$3,399	$2,279	$1,670	$915
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.16%	0.16%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.07%	2.26%	2.27%	2.17%	2.22%	2.39%
Portfolio Turnover Rate	2%	5%	8%	18%	7%	9%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Target Retirement 2055 Fund

Notes to Financial Statements

Vanguard Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the

44

Target Retirement 2055 Fund

period ended March 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At March 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2017, the fund had available capital losses totaling $1,144,000 that may be carried forward indefinitely to offset future capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2018, the cost of investment securities for tax purposes was $5,788,966,000. Net unrealized appreciation of investment securities for tax purposes was $1,118,506,000, consisting of unrealized gains of $1,129,687,000 on securities that had risen in value since their purchase and $11,181,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	40,640	66,428
Issued in Lieu of Cash Distributions	2,845	2,199
Redeemed	(13,935)	(23,689)
Net Increase (Decrease) in Shares Outstanding	29,550	44,938

45

Target Retirement 2055 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				March 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	2,488	NA1	NA1	(3)	—	31	—	5,550
Vanguard Total
Bond Market II
Index Fund	393,769	162,220	54,569	(683)	(11,252)	5,649	97	489,485
Vanguard Total
International
Bond Index Fund	164,044	43,730	2,500	(63)	695	3,105	—	205,906
Vanguard Total
International
Stock Index Fund	2,010,617	443,671	18,544	6	59,332	27,067	—	2,495,082
Vanguard Total
Stock Market
Index Fund	3,024,478	553,782	3,400	32	136,557	29,934	—	3,711,449
Total	5,595,356	1,203,403	79,013	(711)	185,332	65,786	97	6,907,472
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

46

Target Retirement 2060 Fund

Fund Profile
As of March 31, 2018

Total Fund Characteristics
Ticker Symbol	VTTSX
30-Day SEC Yield	2.08%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	53.7%
Vanguard Total International Stock Index
Fund Investor Shares	36.1
Vanguard Total Bond Market II Index Fund
Investor Shares	7.2
Vanguard Total International Bond Index
Fund Investor Shares	3.0

Total Fund Volatility Measures
		MSCI US
	Target 2060	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.93
Beta	0.98	0.87
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2060 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2018, the annualized acquired fund fees and expenses were 0.15%.

47

Target Retirement 2060 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 19, 2012, Through March 31, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
				Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2060
Fund	1/19/2012	13.72%	9.85%	1.77%	9.20%	10.97%

See Financial Highlights for dividend and capital gains information.

48

Target Retirement 2060 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (53.8%)
Vanguard Total Stock Market Index Fund Investor Shares	21,844,755	1,442,409

International Stock Fund (36.1%)
Vanguard Total International Stock Index Fund Investor Shares	53,419,455	967,426

U.S. Bond Fund (7.2%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	18,454,046	193,399

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Investor Shares	7,316,580	79,897
Total Investment Companies (Cost $2,318,919)		2,683,131
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.775% (Cost $1,244)	12,440	1,244
Total Investments (100.1%) (Cost $2,320,163)		2,684,375
Other Assets and Liabilities (-0.1%)
Other Assets		7,234
Liabilities		(9,017)
		(1,783)
Net Assets (100%)
Applicable to 77,880,019 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,682,592
Net Asset Value Per Share		$34.45

49

Target Retirement 2060 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	2,684,375
Receivables for Investment Securities Sold	958
Receivables for Accrued Income	505
Receivables for Capital Shares Issued	5,770
Other Assets	1
Total Assets	2,691,609
Liabilities
Payables for Investment Securities Purchased	1,605
Payables for Capital Shares Redeemed	7,412
Total Liabilities	9,017
Net Assets	2,682,592

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	2,309,222
Undistributed Net Investment Income	9,170
Accumulated Net Realized Losses	(12)
Unrealized Appreciation (Depreciation)	364,212
Net Assets	2,682,592
• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

50

Target Retirement 2060 Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	25,074
Net Investment Income—Note B	25,074
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	37
Affiliated Funds Sold	89
Realized Net Gain (Loss)	126
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	67,435
Net Increase (Decrease) in Net Assets Resulting from Operations	92,635

See accompanying Notes, which are an integral part of the Financial Statements.

51

Target Retirement 2060 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	25,074	35,708
Realized Net Gain (Loss)	126	176
Change in Unrealized Appreciation (Depreciation)	67,435	216,221
Net Increase (Decrease) in Net Assets Resulting from Operations	92,635	252,105
Distributions
Net Investment Income	(41,761)	(24,622)
Realized Capital Gain[1]	—	(77)
Total Distributions	(41,761)	(24,699)
Capital Share Transactions
Issued	764,653	1,001,387
Issued in Lieu of Cash Distributions	40,758	24,164
Redeemed	(254,211)	(315,380)
Net Increase (Decrease) from Capital Share Transactions	551,200	710,171
Total Increase (Decrease)	602,074	937,577
Net Assets
Beginning of Period	2,080,518	1,142,941
End of Period[2]	2,682,592	2,080,518

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $77,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,170,000 and $25,857,000.

See accompanying Notes, which are an integral part of the Financial Statements.

52

Target Retirement 2060 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$33.51	$29.25	$26.58	$28.03	$25.21	$21.74
Investment Operations
Net Investment Income	. 360[1]	.708[1]	.555	.540	. 615[1]	.581[1]
Capital Gain Distributions Received	.001[1]	.002[1]	.003	.004	.001[1]	.007[1]
Net Realized and Unrealized Gain (Loss)
on Investments	1.192	4.126	2.635	(1.523)	2.572	3.203
Total from Investment Operations	1.553	4.836	3.193	(.979)	3.188	3.791
Distributions
Dividends from Net Investment Income	(. 613)	(. 574)	(. 503)	(. 464)	(. 367)	(. 315)
Distributions from Realized Capital Gains	—	(. 002)	(. 020)	(. 007)	(. 001)	(. 006)
Total Distributions	(. 613)	(. 576)	(. 523)	(. 471)	(. 368)	(. 321)
Net Asset Value, End of Period	$34.45	$33.51	$29.25	$26.58	$28.03	$25.21

Total Return[2]	4.62%	16.84%	12.13%	-3.61%	12.72%	17.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,683	$2,081	$1,143	$733	$485	$217
Ratio of Total Expenses
to Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.16%	0.16%	0.18%	0.18%
Ratio of Net Investment Income
to Average Net Assets	2.07%	2.28%	2.28%	2.19%	2.25%	2.45%
Portfolio Turnover Rate	2%	4%	6%	21%	11%	10%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

53

Target Retirement 2060 Fund

Notes to Financial Statements

Vanguard Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the

54

Target Retirement 2060 Fund

period ended March 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At March 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2017, the fund had available capital losses totaling $137,000 that may be carried forward indefinitely to offset future capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2018, the cost of investment securities for tax purposes was $2,320,163,000. Net unrealized appreciation of investment securities for tax purposes was $364,212,000, consisting of unrealized gains of $368,837,000 on securities that had risen in value since their purchase and $4,625,000 in unrealized losses on securities that had fallen in value since their purchase.

55

Target Retirement 2060 Fund

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	21,915	32,339
Issued in Lieu of Cash Distributions	1,174	833
Redeemed	(7,291)	(10,161)
Net Increase (Decrease) in Shares Outstanding	15,798	23,011

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				March 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	1,174	NA1	NA1	(1)	—	11	—	1,244
Vanguard Total
Bond Market II
Index Fund	146,423	65,647	14,099	112	(4,684)	2,160	37	193,399
Vanguard Total
International
Bond Index Fund	60,960	19,992	1,296	(24)	265	1,184	—	79,897
Vanguard Total
International
Stock Index Fund	747,045	205,715	7,000	2	21,664	10,258	—	967,426
Vanguard Total
Stock Market
Index Fund	1,125,657	269,863	3,301	—	50,190	11,461	—	1,442,409
Total	2,081,259	561,217	25,696	89	67,435	25,074	37	2,684,375
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

56

Target Retirement 2065 Fund

Fund Profile
As of March 31, 2018

Total Fund Characteristics
Ticker Symbol	VLXVX
30-Day SEC Yield	2.07%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	54.1%
Vanguard Total International Stock Index
Fund Investor Shares	35.9
Vanguard Total Bond Market II Index Fund
Investor Shares	7.0
Vanguard Total International Bond Index
Fund Investor Shares	3.0

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2065 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2018, the annualized acquired fund fees and expenses were 0.15%.

57

Target Retirement 2065 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): July 12, 2017, Through March 31, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
		Since Inception
	Inception Date	Income	Capital	Total
Target Retirement 2065
Fund	7/12/2017	0.84%	7.85%	8.69%

See Financial Highlights for dividend and capital gains information.

58

Target Retirement 2065 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (54.0%)
Vanguard Total Stock Market Index Fund Investor Shares	862,944	56,980

International Stock Fund (35.8%)
Vanguard Total International Stock Index Fund Investor Shares	2,088,818	37,828

U.S. Bond Fund (7.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	704,206	7,380

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Investor Shares	288,444	3,150
Total Investment Companies (Cost $105,782)		105,338
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 1.775% (Cost $136)	1,359	136
Total Investments (99.9%) (Cost $105,918)		105,474
Other Assets and Liabilities (0.1%)
Other Assets		696
Liabilities		(630)
		66
Net Assets (100%)
Applicable to 4,891,972 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		105,540
Net Asset Value Per Share		$21.57

59

Target Retirement 2065 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	105,474
Receivables for Accrued Income	18
Receivables for Capital Shares Issued	678
Total Assets	106,170
Liabilities
Payables for Investment Securities Purchased	377
Payables for Capital Shares Redeemed	253
Total Liabilities	630
Net Assets	105,540

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	105,645
Undistributed Net Investment Income	334
Accumulated Net Realized Gains	5
Unrealized Appreciation (Depreciation)	(444)
Net Assets	105,540

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2065 Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	627
Net Investment Income—Note B	627
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1
Affiliated Funds Sold	10
Futures Contracts	4
Realized Net Gain (Loss)	15
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(782)
Net Increase (Decrease) in Net Assets Resulting from Operations	(140)

See accompanying Notes, which are an integral part of the Financial Statements.

61

Target Retirement 2065 Fund

Statement of Changes in Net Assets

		July 12,
	Six Months Ended	2017[1] to
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	627	73
Realized Net Gain (Loss)	15	(10)
Change in Unrealized Appreciation (Depreciation)	(782)	338
Net Increase (Decrease) in Net Assets Resulting from Operations	(140)	401
Distributions
Net Investment Income	(366)	—
Realized Capital Gain	—	—
Total Distributions	(366)	—
Capital Share Transactions
Issued	99,908	19,735
Issued in Lieu of Cash Distributions	346	—
Redeemed	(13,201)	(1,143)
Net Increase (Decrease) from Capital Share Transactions	87,053	18,592
Total Increase (Decrease)	86,547	18,993
Net Assets
Beginning of Period	18,993	—
End of Period[2]	105,540	18,993

1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $334,000 and $73,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2065 Fund

Financial Highlights

	Six Months	July 12,
	Ended	2017[1] to
	March 31,	Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017
Net Asset Value, Beginning of Period	$20.79	$20.00
Investment Operations
Net Investment Income[2]	.244	.150
Capital Gain Distributions Received [2]	.000[3]	—
Net Realized and Unrealized Gain (Loss) on Investments	.706	.640
Total from Investment Operations	.950	.790
Distributions
Dividends from Net Investment Income	(.170)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.170)	—
Net Asset Value, End of Period	$21.57	$20.79

Total Return[4]	4.56%	3.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$106	$19
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%[5]
Ratio of Net Investment Income to Average Net Assets	2.23%	3.30%[5]
Portfolio Turnover Rate	3%	29%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Amount is less than $0.001.
4 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
5 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

63

Target Retirement 2065 Fund

Notes to Financial Statements

Vanguard Target Retirement 2065 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at March 31, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for the open federal income tax period ended September 30, 2017, and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

64

Target Retirement 2065 Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At March 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2017, the fund had available capital losses totaling $10,000 that may be carried forward indefinitely to offset future capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2018, the cost of investment securities for tax purposes was $105,918,000. Net unrealized depreciation of investment securities for tax purposes was $444,000, consisting of unrealized gains of $12,000 on securities that had risen in value since their purchase and $456,000 in unrealized losses on securities that had fallen in value since their purchase.

65

Target Retirement 2065 Fund

E. Capital shares issued and redeemed were:

	Six Months Ended	July 12, 2017[1] to
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	4,565	969
Issued in Lieu of Cash Distributions	16	—
Redeemed	(603)	(56)
Net Increase (Decrease) in Shares Outstanding	3,978	913
1 Inception.

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				March 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	101	NA1	NA1	—	—	2	—	136
Vanguard Total Bond
Market II Index Fund	1,315	6,217	50	—	(102)	48	1	7,380
Vanguard Total
International
Bond Index Fund	564	2,593	20	—	13	26	—	3,150
Vanguard Total
International
Stock Index Fund	6,797	31,340	22	2	(289)	236	—	37,828
Vanguard Total
International Stock
Index Fund ETF Shares[2] —		122	122	—	—	—	—	—
Vanguard Total
Stock Market
Index Fund	10,166	47,219	9	8	(404)	315	—	56,980
Vanguard Total
Stock Market Index
Fund ETF Shares[2]	—	526	526	—	—	—	—	—
Total	18,943	88,017	749	10	(782)	627	1	105,474

1 Not applicable—purchases and sales are for temporary cash investment purposes.
2 The fund invested in ETF shares during the period, but sold their positions before the period end.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

67

Six Months Ended March 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2017	3/31/2018	Period
Based on Actual Fund Return
Target Retirement 2040 Fund	$1,000.00	$1,044.43	$0.71
Target Retirement 2045 Fund	$1,000.00	$1,046.08	$0.77
Target Retirement 2050 Fund	$1,000.00	$1,046.12	$0.77
Target Retirement 2055 Fund	$1,000.00	$1,045.87	$0.77
Target Retirement 2060 Fund	$1,000.00	$1,046.21	$0.77
Target Retirement 2065 Fund	$1,000.00	$1,045.62	$0.77
Based on Hypothetical 5% Yearly Return
Target Retirement 2040 Fund	$1,000.00	$1,024.23	$0.71
Target Retirement 2045 Fund	$1,000.00	$1,024.18	$0.76
Target Retirement 2050 Fund	$1,000.00	$1,024.18	$0.76
Target Retirement 2055 Fund	$1,000.00	$1,024.18	$0.76
Target Retirement 2060 Fund	$1,000.00	$1,024.18	$0.76
Target Retirement 2065 Fund	$1,000.00	$1,024.18	$0.76

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for the period are (in order as listed from top to bottom above) 0.14%, 0.15%, 0.15%, 0.15%, 0.15%, and 0.15%. For the 2065
Fund, the dollar amount shown as “Expenses Paid” is equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the period since inception July 12, 2017, to
September 30, 2017, then divided by the number of days in the 12-month period (81/365). For the five other funds, the dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

68

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Target Retirement Funds has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the funds’ investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the performance of each fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s most recent performance can be found in the Performance Summary sections of this report.

Cost

The board concluded that the funds’ acquired fund fees and expenses were well below the average expense ratios charged by funds in their respective peer groups. The funds do not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the funds invest has advisory expenses well below the relevant peer-group average. Information about the funds’ acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

69

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangements with the Target Retirement Funds and their underlying funds ensure that the funds will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

70

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

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Benchmark Information

Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

72

Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2065 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: the FTSE Global All Cap ex US Index for international stocks, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index for U.S. bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index for international bonds, and the CRSP US Total Market Index for U.S. stocks. International stock benchmark returns are adjusted for withholding taxes.

73

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services
Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays
U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and the Bloomberg Barclays Global
Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Target Retirement Funds (including the Total Bond Market II Index Fund and the Total International Bond
Index Fund) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Target
Retirement Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Target
Retirement Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the
Issuer or the Target Retirement Funds or the owners of the Target Retirement Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Target Retirement Funds. Investors acquire the Target Retirement Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Target Retirement Funds. The Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Target Retirement Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Target Retirement Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the
Target Retirement Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Target Retirement Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Target Retirement Funds.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Target Retirement Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Target Retirement Funds, investors or other third parties.

74

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD
PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY
DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES.
NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE
OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG
BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS
OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY
OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY
DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR
PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND
NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT,
DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES.
NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION,
ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE
POSSIBILITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED
THEREIN OR WITH RESPECT TO THE TARGET RETIREMENT FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays
Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

75

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3082B 052018

Semiannual Report | March 31, 2018

Vanguard Institutional Target

Retirement Funds

Vanguard Institutional Target Retirement Income Fund

Vanguard Institutional Target Retirement 2015 Fund

Vanguard Institutional Target Retirement 2020 Fund

Vanguard Institutional Target Retirement 2025 Fund

Vanguard Institutional Target Retirement 2030 Fund

Vanguard Institutional Target Retirement 2035 Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Results of Proxy Voting.	5
Institutional Target Retirement Income Fund.	7
Institutional Target Retirement 2015 Fund.	18
Institutional Target Retirement 2020 Fund.	28
Institutional Target Retirement 2025 Fund.	38
Institutional Target Retirement 2030 Fund.	48
Institutional Target Retirement 2035 Fund.	58
About Your Fund’s Expenses.	68
Trustees Approve Advisory Arrangements.	70
Glossary.	72

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended March 31, 2018, the six Vanguard Institutional Target Retirement Funds covered in this report recorded returns ranging from 1.51% for the Target Retirement Income Fund to 4.01% for the Target Retirement 2035 Fund. (The funds with retirement dates of 2040 through 2065 are covered in a separate report.)

• Each fund posted returns that were in line with those of its benchmark after expenses.

Also, each fund surpassed the average return of its peers.

• Vanguard Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target dates.

Total Returns: Six Months Ended March 31, 2018
Total
Returns
Vanguard Institutional Target Retirement Income Fund	1.51%
Target Income Composite Index	1.60
Mixed-Asset Target Today Funds Average	1.13
Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2015 Fund	2.21%
Target 2015 Composite Index	2.26
Mixed-Asset Target 2015 Funds Average	1.77
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2020 Fund	2.80%
Target 2020 Composite Index	2.87
Mixed-Asset Target 2020 Funds Average	1.95
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2025 Fund	3.22%
Target 2025 Composite Index	3.31
Mixed-Asset Target 2025 Funds Average	2.48
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Institutional Target Retirement 2030 Fund	3.67%
Target 2030 Composite Index	3.71
Mixed-Asset Target 2030 Funds Average	3.13
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2035 Fund	4.01%
Target 2035 Composite Index	4.10
Mixed-Asset Target 2035 Funds Average	3.76
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

3

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
April 13, 2018

Market Barometer
	Total Returns
	Periods Ended March 31, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	5.85%	13.98%	13.17%
Russell 2000 Index (Small-caps)	3.25	11.79	11.47
Russell 3000 Index (Broad U.S. market)	5.65	13.81	13.03
FTSE All-World ex US Index (International)	4.03	16.45	6.30

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.08%	1.20%	1.82%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.37	2.66	2.73
Citigroup Three-Month U.S. Treasury Bill Index	0.63	1.07	0.30

CPI
Consumer Price Index	1.11%	2.36%	1.40%

4

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	8,032,540,533	335,490,391	96.0%
Emerson U. Fullwood	8,026,287,796	341,743,128	95.9%
Amy Gutmann	8,033,129,916	334,901,008	96.0%
JoAnn Heffernan Heisen	8,040,240,897	327,790,026	96.1%
F. Joseph Loughrey	8,032,218,903	335,812,021	96.0%
Mark Loughridge	8,032,145,847	335,885,076	96.0%
Scott C. Malpass	8,019,182,814	348,848,110	95.8%
F. William McNabb III	8,033,681,962	334,348,961	96.0%
Deanna Mulligan	8,037,108,257	330,922,666	96.0%
André F. Perold	8,012,258,781	355,772,142	95.7%
Sarah Bloom Raskin	8,029,278,197	338,752,726	96.0%
Peter F. Volanakis	8,023,437,554	344,593,369	95.9%
* Results are for all funds within the same trust.

A sufficient number of votes were not received to pass the following proposals:

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Institutional Target
Retirement Income Fund	77,681,205	6,595,142	2,551,486	12,342,239	78.3%*
Institutional Target
Retirement 2015 Fund	125,281,788	9,759,336	3,214,503	18,399,283	80.0%*
Institutional Target
Retirement 2020 Fund	240,909,704	18,866,047	8,434,328	41,345,733	77.8%*

5

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Institutional Target
Retirement 2025 Fund	306,255,115	23,850,991	7,633,800	47,977,235	79.4%*
Institutional Target
Retirement 2030 Fund	232,888,715	20,517,873	6,319,222	50,280,761	75.1%*
Institutional Target
Retirement 2035 Fund	222,431,660	20,107,313	4,873,912	50,126,550	74.8%*
* Although the “Percentage For” was high, the overall percentage of the fund’s shares outstanding that were voted was not sufficient for the proposal to pass.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of
Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Institutional Target
Retirement Income Fund	78,166,609	6,280,765	2,380,458	12,342,239	78.8%*
Institutional Target
Retirement 2015 Fund	125,163,337	9,401,859	3,690,431	18,399,283	80.0%*
Institutional Target
Retirement 2020 Fund	241,081,759	19,384,258	7,744,063	41,345,733	77.9%*
Institutional Target
Retirement 2025 Fund	305,356,649	24,592,134	7,791,122	47,977,235	79.2%*
Institutional Target
Retirement 2030 Fund	232,513,943	20,521,691	6,690,176	50,280,761	75.0%*
Institutional Target
Retirement 2035 Fund	222,900,282	19,684,057	4,828,547	50,126,550	74.9%*
* Although the “Percentage For” was high, the overall percentage of the fund’s shares outstanding that were voted was not sufficient for the proposal to pass.

6

Institutional Target Retirement Income Fund

Fund Profile
As of March 31, 2018

Total Fund Characteristics
Ticker Symbol	VITRX
30-Day SEC Yield	2.04%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	37.3%
Vanguard Total Stock Market Index Fund
Institutional Shares	18.1
Vanguard Short-Term Inflation-Protected
Securities Index Fund Admiral Shares	16.8
Vanguard Total International Bond Index
Fund Admiral Shares	16.0
Vanguard Total International Stock Index
Fund Investor Shares	11.8

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement Income Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2018, the annualized acquired fund fees and expenses were 0.09%.

7

Institutional Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 26, 2015, Through March 31, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
			Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Target
Retirement Income Fund	6/26/2015	5.38%	1.91%	2.37%	4.28%

See Financial Highlights for dividend and capital gains information.

8

Institutional Target Retirement Income Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (18.0%)
Vanguard Total Stock Market Index Fund Institutional Shares	15,021,081	992,293

International Stock Fund (11.8%)
Vanguard Total International Stock Index Fund Investor Shares	35,899,683	650,143

U.S. Bond Funds (54.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	195,568,806	2,049,561
Vanguard Short-Term Inflation-Protected Securities Index Fund
Admiral Shares	37,616,207	921,973
		2,971,534
International Bond Fund (16.0%)
Vanguard Total International Bond Index Fund Admiral Shares	40,224,113	878,495
Total Investment Companies (Cost $5,208,885)		5,492,465
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.775% (Cost $1)	12	1
Total Investments (99.8%) (Cost $5,208,886)		5,492,466
Other Assets and Liabilities (0.2%)
Other Assets		32,989
Liabilities		(23,479)
		9,510
Net Assets (100%)
Applicable to 258,074,473 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		5,501,976
Net Asset Value Per Share		$21.32

9

Institutional Target Retirement Income Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	5,492,466
Receivables for Capital Shares Issued	27,618
Receivables for Accrued Income	5,371
Total Assets	5,525,455
Liabilities
Payables for Investment Securities Purchased	21,598
Payables for Capital Shares Redeemed	1,841
Other Liabilities	40
Total Liabilities	23,479
Net Assets	5,501,976

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	5,212,928
Undistributed Net Investment Income	3,511
Accumulated Net Realized Gains	1,957
Unrealized Appreciation (Depreciation)	283,580
Net Assets	5,501,976

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Institutional Target Retirement Income Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	68,249
Net Investment Income—Note B	68,249
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	431
Affiliated Funds Sold	1,776
Realized Net Gain (Loss)	2,207
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	3,529
Net Increase (Decrease) in Net Assets Resulting from Operations	73,985

See accompanying Notes, which are an integral part of the Financial Statements.

11

Institutional Target Retirement Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	68,249	55,255
Realized Net Gain (Loss)	2,207	2,499
Change in Unrealized Appreciation (Depreciation)	3,529	99,003
Net Increase (Decrease) in Net Assets Resulting from Operations	73,985	156,757
Distributions
Net Investment Income	(66,834)	(54,657)
Realized Capital Gain[1]	(931)	(952)
Total Distributions	(67,765)	(55,609)
Capital Share Transactions
Issued	853,711	1,997,355
Issued in Connection with Acquisition of Vanguard Institutional
Target Retirement 2010 Fund—Note F	—	1,874,542
Issued in Lieu of Cash Distributions	67,155	55,149
Redeemed	(464,101)	(1,019,703)
Net Increase (Decrease) from Capital Share Transactions	456,765	2,907,343
Total Increase (Decrease)	462,985	3,008,491
Net Assets
Beginning of Period	5,038,991	2,030,500
End of Period[2]	5,501,976	5,038,991

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $539,000 and $688,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,511,000 and $2,096,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Institutional Target Retirement Income Fund

Financial Highlights

	Six Months			June 26,
	Ended	Year Ended		2015[1] to
	March 31,	Sept. 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.27	$20.60	$19.46	$20.00
Investment Operations
Net Investment Income	. 276 [2]	.404[2]	.341	.111[2]
Capital Gain Distributions Received	.002 [2]	.006 [2]	.010	—
Net Realized and Unrealized Gain (Loss) on Investments	.046	.667	1.127	(.599)
Total from Investment Operations	.324	1.077	1.478	(.488)
Distributions
Dividends from Net Investment Income	(. 270)	(. 398)	(. 337)	(. 052)
Distributions from Realized Capital Gains	(.004)	(.009)	(.001)	—
Total Distributions	(. 274)	(. 407)	(. 338)	(. 052)
Net Asset Value, End of Period	$21.32	$21.27	$20.60	$19.46

Total Return	1.51%	5.30%	7.66%	-2.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,502	$5,039	$2,031	$843
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.57%	1.94%	1.83%	1.99%[3]
Portfolio Turnover Rate	9%	7%	7%	1%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Institutional Target Retirement Income Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying

14

Institutional Target Retirement Income Fund

Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At March 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $5,208,886,000. Net unrealized appreciation of investment securities for tax purposes was $283,580,000, consisting of unrealized gains of $331,698,000 on securities that had risen in value since their purchase and $48,118,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	39,660	95,617
Issued in Connection with Acquisition of Vanguard
Institutional Target Retirement 2010 Fund	—	88,677
Issued in Lieu of Cash Distributions	3,124	2,657
Redeemed	(21,582)	(48,625)
Net Increase (Decrease) in Shares Outstanding	21,202	138,326

15

Institutional Target Retirement Income Fund

At March 31, 2018, one shareholder was the record or beneficial owner of 29% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

F. On July 21, 2017, the fund acquired all the net assets of Vanguard Institutional Target Retirement 2010 Fund pursuant to a plan of reorganization approved by the funds’ board of trustees. The purpose of the transaction was to combine two funds with comparable investment objectives. The acquisition was accomplished by a tax-free exchange of 88,677,000 shares of the fund for 89,056,000 shares of the Vanguard Institutional Target Retirement 2010 Fund outstanding as of the close of business on July 21, 2017. The Vanguard Institutional Target Retirement 2010 Fund’s net assets as of the close of business on July 21, 2017, of $1,874,542,000, including $111,122,000 of unrealized appreciation, were combined with the fund’s net assets. The net assets of the fund immediately before the acquisition were $2,936,988,000. The net assets of the fund immediately following the acquisition were $4,811,530,000.

Assuming that the acquisition had been completed on October 1, 2016, the beginning of the fund’s reporting period, the fund’s pro forma results of operations for the year ended September 30, 2017, would be:

($000)
Net Investment Income	86,895
Realized Net Gain (Loss)	10,268
Change in Unrealized Appreciation (Depreciation)	146,955
Net Increase (Decrease) in Net Assets Resulting from Operations	244,118

Because the combined funds have been managed as a single integrated fund since the acquisition was completed, it is not practical to separate the results of operations of Vanguard Institutional Target Retirement 2010 Fund that have been included in the fund’s statement of operations since July 21, 2017.

16

Institutional Target Retirement Income Fund

G. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				March 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	1,358	NA1	NA1	(1)	—	4	—	1
Vanguard Short-Term
Inflation-Protected
Securities
Index Fund	841,637	108,844	18,676	(111)	(9,721)	13,198	—	921,973
Vanguard Total
Bond Market II
Index Fund	1,895,549	321,594	115,897	(625)	(51,060)	24,743	431	2,049,561
Vanguard Total
International Bond
Index Fund	779,202	106,376	10,108	(243)	3,268	14,166	—	878,495
Vanguard Total
International Stock
Index Fund	600,976	53,663	23,719	478	18,745	7,446	—	650,143
Vanguard Total
Stock Market
Index Fund	911,460	117,624	81,366	2,278	42,297	8,692	—	992,293
Total	5,030,182	708,101	249,766	1,776	3,529	68,249	431	5,492,466
1 Not applicable—purchases and sales are for temporary cash investment purposes.

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

17

Institutional Target Retirement 2015 Fund

Fund Profile
As of March 31, 2018

Total Fund Characteristics
Ticker Symbol	VITVX
30-Day SEC Yield	2.07%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	32.7%
Vanguard Total Stock Market Index Fund
Institutional Shares	25.0
Vanguard Total International Stock Index
Fund Investor Shares	16.7
Vanguard Total International Bond Index
Fund Admiral Shares	14.1
Vanguard Short-Term Inflation-Protected
Securities Index Fund Admiral Shares	11.5

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement
2015 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2018, the annualized acquired fund fees and expenses were 0.09%.

18

Institutional Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 26, 2015, Through March 31, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
			Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Target
Retirement 2015 Fund	6/26/2015	7.32%	1.76%	3.38%	5.14%

See Financial Highlights for dividend and capital gains information.

19

Institutional Target Retirement 2015 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (24.9%)
Vanguard Total Stock Market Index Fund Institutional Shares	30,686,896	2,027,176

International Stock Fund (16.6%)
Vanguard Total International Stock Index Fund Investor Shares	74,634,753	1,351,636

U.S. Bond Funds (44.2%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	253,374,477	2,655,365
Vanguard Short-Term Inflation-Protected Securities Index Fund
Admiral Shares	38,075,860	933,239
		3,588,604
International Bond Fund (14.1%)
Vanguard Total International Bond Index Fund Admiral Shares	52,289,101	1,141,994
Total Investment Companies (Cost $7,455,327)		8,109,410
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.775% (Cost $428)	4,282	428
Total Investments (99.8%) (Cost $7,455,755)		8,109,838
Other Assets and Liabilities (0.2%)
Other Assets		43,998
Liabilities		(25,413)
		18,585
Net Assets (100%)
Applicable to 371,555,982 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		8,128,423
Net Asset Value Per Share		$21.88

20

Institutional Target Retirement 2015 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	8,109,838
Receivables for Investment Securities Sold	9,000
Receivables for Accrued Income	6,962
Receivables for Capital Shares Issued	28,016
Other Assets	20
Total Assets	8,153,836
Liabilities
Payables for Investment Securities Purchased	23,998
Payables for Capital Shares Redeemed	1,415
Total Liabilities	25,413
Net Assets	8,128,423

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	7,421,301
Undistributed Net Investment Income	31,268
Accumulated Net Realized Gains	21,771
Unrealized Appreciation (Depreciation)	654,083
Net Assets	8,128,423

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Institutional Target Retirement 2015 Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	97,799
Net Investment Income—Note B	97,799
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	561
Affiliated Funds Sold	24,979
Realized Net Gain (Loss)	25,540
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	42,176
Net Increase (Decrease) in Net Assets Resulting from Operations	165,515

See accompanying Notes, which are an integral part of the Financial Statements.

22

Institutional Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	97,799	141,091
Realized Net Gain (Loss)	25,540	8,554
Change in Unrealized Appreciation (Depreciation)	42,176	393,230
Net Increase (Decrease) in Net Assets Resulting from Operations	165,515	542,875
Distributions
Net Investment Income	(158,721)	(115,625)
Realized Capital Gain[1]	(9,936)	(3,156)
Total Distributions	(168,657)	(118,781)
Capital Share Transactions
Issued	1,024,703	2,199,372
Issued in Lieu of Cash Distributions	167,397	118,060
Redeemed	(674,755)	(1,150,053)
Net Increase (Decrease) from Capital Share Transactions	517,345	1,167,379
Total Increase (Decrease)	514,203	1,591,473
Net Assets
Beginning of Period	7,614,220	6,022,747
End of Period[2]	8,128,423	7,614,220

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $5,056,000 and $1,791,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $31,268,000 and $92,190,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Institutional Target Retirement 2015 Fund

Financial Highlights

	Six Months			June 26,
	Ended	Year Ended		2015[1] to
	March 31,	Sept. 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.87	$20.64	$19.06	$20.00
Investment Operations
Net Investment Income	. 272 [2]	.433 [2]	.345	.124[2]
Capital Gain Distributions Received	.002 [2]	.006 [2]	.008	—
Net Realized and Unrealized Gain (Loss) on Investments	.213	1.182	1.380	(1.064)
Total from Investment Operations	.487	1.621	1.733	(.940)
Distributions
Dividends from Net Investment Income	(. 449)	(. 381)	(.152)	—
Distributions from Realized Capital Gains	(.028)	(.010)	(.001)	—
Total Distributions	(. 477)	(. 391)	(.153)	—
Net Asset Value, End of Period	$21.88	$21.87	$20.64	$19.06

Total Return	2.21%	8.02%	9.14%	-4.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,128	$7,614	$6,023	$2,790
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.47%	2.07%	2.04%	2.21%[3]
Portfolio Turnover Rate	12%	10%	10%	1%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Institutional Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period

25

Institutional Target Retirement 2015 Fund

ended March 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At March 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $7,455,755,000. Net unrealized appreciation of investment securities for tax purposes was $654,083,000, consisting of unrealized gains of $717,726,000 on securities that had risen in value since their purchase and $63,643,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	46,268	105,356
Issued in Lieu of Cash Distributions	7,606	5,871
Redeemed	(30,475)	(54,838)
Net Increase (Decrease) in Shares Outstanding	23,399	56,389

At March 31, 2018, one shareholder was the record or beneficial owner of 30% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

26

Institutional Target Retirement 2015 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				March 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	1	NA1	NA1	(3)	—	7	—	428
Vanguard Short-Term
Inflation-Protected
Securities
Index Fund	835,433	151,942	44,313	(38)	(9,785)	13,151	—	933,239
Vanguard Total
Bond Market II
Index Fund	2,442,045	394,612	115,091	(253)	(65,948)	31,999	561	2,655,365
Vanguard Total
International Bond
Index Fund	1,018,525	138,002	18,327	(360)	4,154	18,398	—	1,141,994
Vanguard Total
International Stock
Index Fund	1,323,606	67,434	82,429	7,693	35,332	15,871	—	1,351,636
Vanguard Total
Stock Market
Index Fund	1,986,626	149,756	205,569	17,940	78,423	18,373	—	2,027,176
Total	7,606,236	901,746	465,729	24,979	42,176	97,799	561	8,109,838
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

27

Institutional Target Retirement 2020 Fund

Fund Profile
As of March 31, 2018

Total Fund Characteristics
Ticker Symbol	VITWX
30-Day SEC Yield	2.11%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	32.6%
Vanguard Total Bond Market II Index Fund
Investor Shares	29.1
Vanguard Total International Stock Index
Fund Investor Shares	21.5
Vanguard Total International Bond Index
Fund Admiral Shares	12.4
Vanguard Short-Term Inflation-Protected
Securities Index Fund Admiral Shares	4.4

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement
2020 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2018, the annualized acquired fund fees and expenses were 0.09%.

28

Institutional Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 26, 2015, Through March 31, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
			Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Target
Retirement 2020 Fund	6/26/2015	8.98%	1.80%	4.22%	6.02%

See Financial Highlights for dividend and capital gains information.

29

Institutional Target Retirement 2020 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (32.6%)
Vanguard Total Stock Market Index Fund Institutional Shares	99,678,456	6,584,759

International Stock Fund (21.5%)
Vanguard Total International Stock Index Fund Investor Shares	239,344,917	4,334,537

U.S. Bond Funds (33.5%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	560,505,811	5,874,101
Vanguard Short-Term Inflation-Protected Securities Index Fund
Admiral Shares	36,542,616	895,659
		6,769,760
International Bond Fund (12.4%)
Vanguard Total International Bond Index Fund Admiral Shares	114,822,981	2,507,734
Total Investment Companies (Cost $18,340,942)		20,196,790
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.775% (Cost $1,723)	17,230	1,723
Total Investments (100.0%) (Cost $18,342,665)		20,198,513
Other Assets and Liabilities (0.0%)
Other Assets		147,278
Liabilities		(147,898)
		(620)
Net Assets (100%)
Applicable to 901,633,061 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		20,197,893
Net Asset Value Per Share		$22.40

30

Institutional Target Retirement 2020 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	20,198,513
Receivables for Accrued Income	15,351
Receivables for Capital Shares Issued	131,882
Other Assets	45
Total Assets	20,345,791
Liabilities
Payables for Investment Securities Purchased	144,615
Payables for Capital Shares Redeemed	3,283
Total Liabilities	147,898
Net Assets	20,197,893

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	18,256,927
Undistributed Net Investment Income	80,073
Accumulated Net Realized Gains	5,045
Unrealized Appreciation (Depreciation)	1,855,848
Net Assets	20,197,893

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

Institutional Target Retirement 2020 Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	225,943
Net Investment Income—Note B	225,943
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,195
Affiliated Funds Sold	4,502
Realized Net Gain (Loss)	5,697
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	252,584
Net Increase (Decrease) in Net Assets Resulting from Operations	484,224

See accompanying Notes, which are an integral part of the Financial Statements.

32

Institutional Target Retirement 2020 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	225,943	319,507
Realized Net Gain (Loss)	5,697	8,581
Change in Unrealized Appreciation (Depreciation)	252,584	1,148,562
Net Increase (Decrease) in Net Assets Resulting from Operations	484,224	1,476,650
Distributions
Net Investment Income	(371,348)	(237,390)
Realized Capital Gain[1]	(6,294)	(5,950)
Total Distributions	(377,642)	(243,340)
Capital Share Transactions
Issued	3,084,358	5,982,661
Issued in Lieu of Cash Distributions	373,108	241,218
Redeemed	(952,961)	(1,483,882)
Net Increase (Decrease) from Capital Share Transactions	2,504,505	4,739,997
Total Increase (Decrease)	2,611,087	5,973,307
Net Assets
Beginning of Period	17,586,806	11,613,499
End of Period[2]	20,197,893	17,586,806

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $4,472,000 and $3,279,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $80,073,000 and $225,478,000.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Institutional Target Retirement 2020 Fund

Financial Highlights

	Six Months			June 26,
	Ended	Year Ended		2015[1] to
	March 31,	Sept. 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$22.23	$20.58	$18.84	$20.00
Investment Operations
Net Investment Income[2]	. 267.464		.444	.138
Capital Gain Distributions Received [2]	.001	.005	.007	—
Net Realized and Unrealized Gain (Loss) on Investments	.358	1.582	1.453	(1.298)
Total from Investment Operations	.626	2.051	1.904	(1.160)
Distributions
Dividends from Net Investment Income	(. 448)	(. 391)	(.162)	—
Distributions from Realized Capital Gains	(. 008)	(. 010)	(. 002)	—
Total Distributions	(.456)	(.401)	(.164)	—
Net Asset Value, End of Period	$22.40	$22.23	$20.58	$18.84

Total Return	2.80%	10.17%	10.16%	-5.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,198	$17,587	$11,613	$4,835
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.36%	2.20%	2.25%	2.48%[3]
Portfolio Turnover Rate	8%	6%	5%	2%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Institutional Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period

35

Institutional Target Retirement 2020 Fund

ended March 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At March 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $18,342,665,000. Net unrealized appreciation of investment securities for tax purposes was $1,855,848,000, consisting of unrealized gains of $1,998,631,000 on securities that had risen in value since their purchase and $142,783,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	136,073	284,709
Issued in Lieu of Cash Distributions	16,538	11,995
Redeemed	(42,041)	(69,990)
Net Increase (Decrease) in Shares Outstanding	110,570	226,714

At March 31, 2018, one shareholder was the record or beneficial owner of 35% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

36

Institutional Target Retirement 2020 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				March 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000	($000)
Vanguard Market
Liquidity Fund	973	NA1	NA1	(1)	—	9	—	1,723
Vanguard Short-Term
Inflation-Protected
Securities
Index Fund	669,958	266,974	33,000	—	(8,273)	11,334	—	895,659
Vanguard Total
Bond Market II
Index Fund	5,065,910	1,367,776	415,469	99	(144,215)	68,847	1,195	5,874,101
Vanguard Total
International Bond
Index Fund	2,129,764	389,617	20,000	—	8,353	39,285	—	2,507,734
Vanguard Total
International Stock
Index Fund	3,862,091	393,383	42,039	906	120,196	49,088	—	4,334,537
Vanguard Total
Stock Market
Index Fund	5,851,427	663,828	210,517	3,498	276,523	57,380	—	6,584,759
Total	17,580,123	3,081,578	721,025	4,502	252,584	225,943	1,195	20,198,513
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

37

Institutional Target Retirement 2025 Fund

Fund Profile
As of March 31, 2018

Total Fund Characteristics
Ticker Symbol	VRIVX
30-Day SEC Yield	2.14%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	37.7%
Vanguard Total Bond Market II Index Fund
Investor Shares	26.0
Vanguard Total International Stock Index
Fund Investor Shares	25.2
Vanguard Total International Bond Index
Fund Admiral Shares	11.1

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement
2025 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2018, the annualized acquired fund fees and expenses were 0.09%.

38

Institutional Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 26, 2015, Through March 31, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
			Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Target
Retirement 2025 Fund	6/26/2015	10.18%	1.81%	4.77%	6.58%

See Financial Highlights for dividend and capital gains information.

39

Institutional Target Retirement 2025 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (37.7%)
Vanguard Total Stock Market Index Fund Institutional Shares	145,100,124	9,585,314

International Stock Fund (25.2%)
Vanguard Total International Stock Index Fund Investor Shares	353,365,713	6,399,453

U.S. Bond Fund (26.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	631,969,154	6,623,037

International Bond Fund (11.1%)
Vanguard Total International Bond Index Fund Admiral Shares	128,850,367	2,814,092
Total Investment Companies (Cost $22,836,241)		25,421,896
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.775% (Cost $4,594)	45,942	4,594
Total Investments (100.0%) (Cost $22,840,835)		25,426,490
Other Assets and Liabilities (0.0%)
Other Assets		142,145
Liabilities		(144,618)
		(2,473)
Net Assets (100%)
Applicable to 1,118,456,890 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		25,424,017
Net Asset Value Per Share		$22.73

40

Institutional Target Retirement 2025 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	25,426,490
Receivables for Investment Securities Sold	8,000
Receivables for Accrued Income	17,246
Receivables for Capital Shares Issued	116,849
Other Assets	50
Total Assets	25,568,635
Liabilities
Payables for Investment Securities Purchased	139,382
Payables for Capital Shares Redeemed	5,236
Total Liabilities	144,618
Net Assets	25,424,017

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	22,733,864
Undistributed Net Investment Income	102,466
Accumulated Net Realized Gains	2,032
Unrealized Appreciation (Depreciation)	2,585,655
Net Assets	25,424,017

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Institutional Target Retirement 2025 Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	273,413
Net Investment Income—Note B	273,413
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,317
Affiliated Funds Sold	1,952
Realized Net Gain (Loss)	3,269
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	406,799
Net Increase (Decrease) in Net Assets Resulting from Operations	683,481

See accompanying Notes, which are an integral part of the Financial Statements.

42

Institutional Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	273,413	396,751
Realized Net Gain (Loss)	3,269	6,068
Change in Unrealized Appreciation (Depreciation)	406,799	1,638,559
Net Increase (Decrease) in Net Assets Resulting from Operations	683,481	2,041,378
Distributions
Net Investment Income	(458,573)	(282,158)
Realized Capital Gain[1]	(4,467)	(5,974)
Total Distributions	(463,040)	(288,132)
Capital Share Transactions
Issued	4,001,188	7,171,272
Issued in Lieu of Cash Distributions	456,899	284,805
Redeemed	(864,589)	(1,225,661)
Net Increase (Decrease) from Capital Share Transactions	3,593,498	6,230,416
Total Increase (Decrease)	3,813,939	7,983,662
Net Assets
Beginning of Period	21,610,078	13,626,416
End of Period[2]	25,424,017	21,610,078

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $3,350,000 and $3,311,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $102,466,000 and $287,626,000.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Institutional Target Retirement 2025 Fund

Financial Highlights

	Six Months			June 26,
	Ended	Year Ended		2015[1] to
	March 31,	Sept. 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$22.46	$20.48	$18.65	$20.00
Investment Operations
Net Investment Income[2]	. 263.480		.452	.140
Capital Gain Distributions Received [2]	.001	.005	.006	—
Net Realized and Unrealized Gain (Loss) on Investments	.462	1.895	1.538	(1.490)
Total from Investment Operations	.726	2.380	1.996	(1.350)
Distributions
Dividends from Net Investment Income	(. 452)	(. 392)	(.165)	—
Distributions from Realized Capital Gains	(. 004)	(. 008)	(. 001)	—
Total Distributions	(.456)	(.400)	(.166)	—
Net Asset Value, End of Period	$22.73	$22.46	$20.48	$18.65

Total Return	3.22%	11.85%	10.76%	-6.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$25,424	$21,610	$13,626	$5,362
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.30%	2.27%	2.30%	2.52%[3]
Portfolio Turnover Rate	7%	4%	4%	1%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Institutional Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period

45

Institutional Target Retirement 2025 Fund

ended March 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets. (Change Statement of Net Assets to Schedule of
Investments for Quarterlies)

At March 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $22,840,835,000. Net unrealized appreciation of investment securities for tax purposes was $2,585,655,000, consisting of unrealized gains of $2,741,710,000 on securities that had risen in value since their purchase and $156,055,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	173,812	340,218
Issued in Lieu of Cash Distributions	19,952	14,184
Redeemed	(37,558)	(57,419)
Net Increase (Decrease) in Shares Outstanding	156,206	296,983

At March 31, 2018, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

46

Institutional Target Retirement 2025 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				March 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	4,152	NA1	NA1	—	—	28	—	4,594
Vanguard Total
Bond Market II
Index Fund	5,490,573	1,886,957	593,831	445	(161,107)	76,397	1,317	6,623,037
Vanguard Total
International Bond
Index Fund	2,275,281	540,791	12,000	—	10,020	42,795	—	2,814,092
Vanguard Total
International Stock
Index Fund	5,485,573	784,677	38,769	881	167,091	71,011	—	6,399,453
Vanguard Total
Stock Market
Index Fund	8,350,447	1,022,872	179,426	626	390,795	83,182	—	9,585,314
Total	21,606,026	4,235,297	824,026	1,952	406,799	273,413	1,317	25,426,490
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

47

Institutional Target Retirement 2030 Fund

Fund Profile
As of March 31, 2018

Total Fund Characteristics
Ticker Symbol	VTTWX
30-Day SEC Yield	2.13%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	42.4%
Vanguard Total International Stock Index
Fund Investor Shares	28.1
Vanguard Total Bond Market II Index Fund
Investor Shares	20.7
Vanguard Total International Bond Index
Fund Admiral Shares	8.8

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement
2030 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2018, the annualized acquired fund fees and expenses were 0.09%.

48

Institutional Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 26, 2015, Through March 31, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
			Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Target
Retirement 2030 Fund	6/26/2015	11.25%	1.81%	5.19%	7.00%

See Financial Highlights for dividend and capital gains information.

49

Institutional Target Retirement 2030 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (42.4%)
Vanguard Total Stock Market Index Fund Institutional Shares	146,903,355	9,704,436

International Stock Fund (28.1%)
Vanguard Total International Stock Index Fund Investor Shares	354,862,748	6,426,564

U.S. Bond Fund (20.7%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	452,992,428	4,747,361

International Bond Fund (8.8%)
Vanguard Total International Bond Index Fund Admiral Shares	92,485,341	2,019,880
Total Investment Companies (Cost $20,365,699)		22,898,241
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.775% (Cost $6,860)	68,603	6,860
Total Investments (100.0%) (Cost $20,372,559)		22,905,101
Other Assets and Liabilities (0.0%)
Other Assets		144,959
Liabilities		(142,819)
		2,140
Net Assets (100%)
Applicable to 996,510,053 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		22,907,241
Net Asset Value Per Share		$22.99

50

Institutional Target Retirement 2030 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	22,905,101
Receivables for Investment Securities Sold	1,000
Receivables for Capital Shares Issued	131,534
Receivables for Accrued Income	12,394
Other Assets	31
Total Assets	23,050,060
Liabilities
Payables for Investment Securities Purchased	139,777
Payables for Capital Shares Redeemed	3,042
Total Liabilities	142,819
Net Assets	22,907,241

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	20,283,679
Undistributed Net Investment Income	89,300
Accumulated Net Realized Gains	1,720
Unrealized Appreciation (Depreciation)	2,532,542
Net Assets	22,907,241

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

51

Institutional Target Retirement 2030 Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	239,325
Net Investment Income—Note B	239,325
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	925
Affiliated Funds Sold	739
Realized Net Gain (Loss)	1,664
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	438,029
Net Increase (Decrease) in Net Assets Resulting from Operations	679,018

See accompanying Notes, which are an integral part of the Financial Statements.

52

Institutional Target Retirement 2030 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	239,325	345,722
Realized Net Gain (Loss)	1,664	4,897
Change in Unrealized Appreciation (Depreciation)	438,029	1,616,456
Net Increase (Decrease) in Net Assets Resulting from Operations	679,018	1,967,075
Distributions
Net Investment Income	(402,466)	(241,723)
Realized Capital Gain[1]	(2,865)	(3,875)
Total Distributions	(405,331)	(245,598)
Capital Share Transactions
Issued	3,851,231	6,851,346
Issued in Lieu of Cash Distributions	399,201	243,168
Redeemed	(758,683)	(1,159,952)
Net Increase (Decrease) from Capital Share Transactions	3,491,749	5,934,562
Total Increase (Decrease)	3,765,436	7,656,039
Net Assets
Beginning of Period	19,141,805	11,485,766
End of Period[2]	22,907,241	19,141,805

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $2,148,000 and $2,153,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $89,300,000 and $252,441,000.

See accompanying Notes, which are an integral part of the Financial Statements.

53

Institutional Target Retirement 2030 Fund

Financial Highlights

	Six Months			June 26,
	Ended	Year Ended		2015[1] to
	March 31,	Sept. 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$22.61	$20.36	$18.45	$20.00
Investment Operations
Net Investment Income[2]	. 260.485		.455	.145
Capital Gain Distributions Received [2]	.001	.004	.004	—
Net Realized and Unrealized Gain (Loss) on Investments	.572	2.160	1.615	(1.695)
Total from Investment Operations	.833	2.649	2.074	(1.550)
Distributions
Dividends from Net Investment Income	(. 450)	(. 393)	(.163)	—
Distributions from Realized Capital Gains	(. 003)	(. 006)	(. 001)	—
Total Distributions	(. 453)	(. 399)	(.164)	—
Net Asset Value, End of Period	$22.99	$22.61	$20.36	$18.45

Total Return	3.67%	13.27%	11.30%	-7.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,907	$19,142	$11,486	$4,431
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.25%	2.29%	2.34%	2.64%[3]
Portfolio Turnover Rate	6%	4%	3%	1%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

54

Institutional Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period

55

Institutional Target Retirement 2030 Fund

ended March 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At March 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $20,372,559,000. Net unrealized appreciation of investment securities for tax purposes was $2,532,542,000, consisting of unrealized gains of $2,644,186,000 on securities that had risen in value since their purchase and $111,644,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	165,377	324,504
Issued in Lieu of Cash Distributions	17,237	12,146
Redeemed	(32,556)	(54,468)
Net Increase (Decrease) in Shares Outstanding	150,058	282,182

At March 31, 2018, one shareholder was the record or beneficial owner of 33% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

56

Institutional Target Retirement 2030 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				March 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	7,534	NA1	NA1	(1)	—	29	—	6,860
Vanguard Total
Bond Market II
Index Fund	3,892,483	1,403,251	433,487	(98)	(114,788)	54,387	925	4,747,361
Vanguard Total
International Bond
Index Fund	1,595,870	416,930	—	—	7,080	30,642	—	2,019,880
Vanguard Total
International Stock
Index Fund	5,409,796	884,235	32,121	344	164,310	70,908	—	6,426,564
Vanguard Total
Stock Market
Index Fund	8,238,969	1,219,919	136,373	494	381,427	83,359	—	9,704,436
Total	19,144,652	3,924,335	601,981	739	438,029	239,325	925	22,905,101
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

57

Institutional Target Retirement 2035 Fund

Fund Profile
As of March 31, 2018

Total Fund Characteristics
Ticker Symbol	VITFX
30-Day SEC Yield	2.13%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	46.7%
Vanguard Total International Stock Index
Fund Investor Shares	31.2
Vanguard Total Bond Market II Index Fund
Investor Shares	15.5
Vanguard Total International Bond Index
Fund Admiral Shares	6.6

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement
2035 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2018, the annualized acquired fund fees and expenses were 0.09%.

58

Institutional Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 26, 2015, Through March 31, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
			Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Target
Retirement 2035 Fund	6/26/2015	12.24%	1.83%	5.60%	7.43%

See Financial Highlights for dividend and capital gains information.

59

Institutional Target Retirement 2035 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (46.7%)
Vanguard Total Stock Market Index Fund Institutional Shares	148,986,600	9,842,055

International Stock Fund (31.2%)
Vanguard Total International Stock Index Fund Investor Shares	363,356,247	6,580,381

U.S. Bond Fund (15.5%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	310,938,428	3,258,635

International Bond Fund (6.6%)
Vanguard Total International Bond Index Fund Admiral Shares	63,524,086	1,387,366
Total Investment Companies (Cost $18,476,809)		21,068,437
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.775% (Cost $3,373)	33,728	3,373
Total Investments (100.0%) (Cost $18,480,182)		21,071,810
Other Assets and Liabilities (0.0%)
Other Assets		114,930
Liabilities		(108,804)
		6,126
Net Assets (100%)
Applicable to 906,892,236 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		21,077,936
Net Asset Value Per Share		$23.24

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Institutional Target Retirement 2035 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	21,071,810
Receivables for Investment Securities Sold	6,000
Receivables for Accrued Income	8,520
Receivables for Capital Shares Issued	100,385
Other Assets	25
Total Assets	21,186,740
Liabilities
Payables for Investment Securities Purchased	104,411
Payables for Capital Shares Redeemed	4,393
Total Liabilities	108,804
Net Assets	21,077,936

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	18,406,212
Undistributed Net Investment Income	79,589
Accumulated Net Realized Gains	507
Unrealized Appreciation (Depreciation)	2,591,628
Net Assets	21,077,936

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2035 Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	215,092
Net Investment Income—Note B	215,092
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	629
Affiliated Funds Sold	46
Realized Net Gain (Loss)	675
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	473,632
Net Increase (Decrease) in Net Assets Resulting from Operations	689,399

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	215,092	321,318
Realized Net Gain (Loss)	675	4,196
Change in Unrealized Appreciation (Depreciation)	473,632	1,669,268
Net Increase (Decrease) in Net Assets Resulting from Operations	689,399	1,994,782
Distributions
Net Investment Income	(370,634)	(225,679)
Realized Capital Gain[1]	(2,936)	(2,578)
Total Distributions	(373,570)	(228,257)
Capital Share Transactions
Issued	3,497,651	5,844,698
Issued in Lieu of Cash Distributions	368,487	225,973
Redeemed	(679,985)	(962,824)
Net Increase (Decrease) from Capital Share Transactions	3,186,153	5,107,847
Total Increase (Decrease)	3,501,982	6,874,372
Net Assets
Beginning of Period	17,575,954	10,701,582
End of Period[2]	21,077,936	17,575,954

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $2,446,000 and $1,489,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets – End Period includes undistributed (overdistributed) net investment income of $79,589,000 and $235,131,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2035 Fund

Financial Highlights

	Six Months			June 26,
	Ended	Year Ended		2015[1] to
	March 31,	Sept. 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$22.78	$20.23	$18.27	$20.00
Investment Operations
Net Investment Income[2]	. 257.489		.457	.142
Capital Gain Distributions Received [2]	.001	.003	.003	—
Net Realized and Unrealized Gain (Loss) on Investments	.660	2.457	1.664	(1.872)
Total from Investment Operations	.918	2.949	2.124	(1.730)
Distributions
Dividends from Net Investment Income	(. 454)	(. 394)	(.164)	—
Distributions from Realized Capital Gains	(.004)	(.005)	—	—
Total Distributions	(. 458)	(. 399)	(.164)	—
Net Asset Value, End of Period	$23.24	$22.78	$20.23	$18.27

Total Return	4.01%	14.85%	11.68%	-8.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21,078	$17,576	$10,702	$4,037
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.19%	2.30%	2.37%	2.62%[3]
Portfolio Turnover Rate	5%	4%	2%	0%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 2015–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period

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Institutional Target Retirement 2035 Fund

ended March 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At March 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $18,480,182,000. Net unrealized appreciation of investment securities for tax purposes was $2,591,628,000, consisting of unrealized gains of $2,667,890,000 on securities that had risen in value since their purchase and $76,262,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	148,370	276,466
Issued in Lieu of Cash Distributions	15,734	11,310
Redeemed	(28,887)	(45,006)
Net Increase (Decrease) in Shares Outstanding	135,217	242,770

At March 31, 2018, one shareholder was the record or beneficial owner of 30% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

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Institutional Target Retirement 2035 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				March 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	3,600	NA1	NA1	(2)	—	29	—	3,373
Vanguard Total
Bond Market II
Index Fund	2,659,139	1,024,382	346,360	(676)	(77,850)	37,161	629	3,258,635
Vanguard Total
International Bond
Index Fund	1,064,701	317,925	—	—	4,740	20,932	—	1,387,366
Vanguard Total
International Stock
Index Fund	5,490,662	958,263	33,026	336	164,146	72,202	—	6,580,381
Vanguard Total
Stock Market
Index Fund	8,357,981	1,224,181	123,091	388	382,596	84,768	—	9,842,055
Total	17,576,083	3,524,751	502,477	46	473,632	215,092	629	21,071,810
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Institutional Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Institutional Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended March 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2017	3/31/2018	Period
Based on Actual Fund Return
Institutional Target Retirement Income Fund	$1,000.00	$1,015.14	$0.45
Institutional Target Retirement 2015 Fund	$1,000.00	$1,022.14	$0.45
Institutional Target Retirement 2020 Fund	$1,000.00	$1,028.01	$0.46
Institutional Target Retirement 2025 Fund	$1,000.00	$1,032.18	$0.46
Institutional Target Retirement 2030 Fund	$1,000.00	$1,036.69	$0.46
Institutional Target Retirement 2035 Fund	$1,000.00	$1,040.15	$0.46
Based on Hypothetical 5% Yearly Return
Institutional Target Retirement Income Fund	$1,000.00	$1,024.48	$0.45
Institutional Target Retirement 2015 Fund	$1,000.00	$1,024.48	$0.45
Institutional Target Retirement 2020 Fund	$1,000.00	$1,024.48	$0.45
Institutional Target Retirement 2025 Fund	$1,000.00	$1,024.48	$0.45
Institutional Target Retirement 2030 Fund	$1,000.00	$1,024.48	$0.45
Institutional Target Retirement 2035 Fund	$1,000.00	$1,024.48	$0.45

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.09%, 0.09%, 0.09%, 0.09%, 0.09%, and 0.09%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Institutional Target Retirement Funds has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the funds and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the performance of each fund since its inception in 2015, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s most recent performance can be found in the Performance Summary sections of this report.

Cost

The board concluded that the funds’ acquired fund fees and expenses were well below the expense ratios charged by funds in their respective peer groups. The funds do not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the funds invest has average advisory expenses well below the relevant peer-group average. Information about the funds’ acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

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The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangements with the Institutional Target Retirement Funds and their underlying funds ensure that the funds will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Benchmark Information

Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

72

Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Aggregate Float Adjusted Index, Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index, and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Institutional Target Retirement Funds (including the Total Bond Market II Index Fund, the Total International Bond Index Fund, and the Short-Term Inflation-Protected Securities Index Fund) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Institutional Target Retirement Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Institutional Target Retirement Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Institutional Target Retirement Funds or the owners of the Institutional Target Retirement Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Institutional Target Retirement Funds. Investors acquire the Institutional Target Retirement Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Institutional Target Retirement Funds. The Institutional Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Institutional Target Retirement Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Institutional Target Retirement Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Institutional Target Retirement Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Institutional Target Retirement Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Institutional Target Retirement Funds.

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The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Institutional Target Retirement Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Institutional Target Retirement Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES

OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE INSTITUTIONAL TARGET RETIREMENT FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6732 052018

Semiannual Report | March 31, 2018

Vanguard Institutional Target

Retirement Funds

Vanguard Institutional Target Retirement 2040 Fund

Vanguard Institutional Target Retirement 2045 Fund

Vanguard Institutional Target Retirement 2050 Fund

Vanguard Institutional Target Retirement 2055 Fund

Vanguard Institutional Target Retirement 2060 Fund

Vanguard Institutional Target Retirement 2065 Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Results of Proxy Voting.	5
Institutional Target Retirement 2040 Fund.	7
Institutional Target Retirement 2045 Fund.	17
Institutional Target Retirement 2050 Fund.	27
Institutional Target Retirement 2055 Fund.	37
Institutional Target Retirement 2060 Fund.	47
Institutional Target Retirement 2065 Fund.	57
About Your Fund’s Expenses.	68
Trustees Approve Advisory Arrangements.	70
Glossary.	72

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended March 31, 2018, the Vanguard Institutional Target Retirement Funds covered in this report recorded returns ranging from 4.41% for the Institutional Target Retirement 2040 Fund to 4.74% for the Institutional Target Retirement 2065 Fund. (The funds with retirement dates of 2015 through 2035 are covered in a separate report.)

• The funds with a greater allocation to stocks performed best.

• Each fund posted returns that were in line with those of its composite benchmark after expenses. Also, each fund surpassed the average return of its peer group.

• Vanguard Institutional Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target date.

Total Returns: Six Months Ended March 31, 2018
Total
Returns
Vanguard Institutional Target Retirement 2040 Fund	4.41%
Target 2040 Composite Index	4.49
Mixed-Asset Target 2040 Funds Average	3.98
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2045 Fund	4.66%
Target 2045 Composite Index	4.68
Mixed-Asset Target 2045 Funds Average	4.31
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2050 Fund	4.62%
Target 2050 Composite Index	4.68
Mixed-Asset Target 2050 Funds Average	4.38
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2055 Fund	4.60%
Target 2055 Composite Index	4.68
Mixed-Asset Target 2055+ Funds Average	4.48
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Institutional Target Retirement 2060 Fund	4.59%
Target 2060 Composite Index	4.68
Mixed-Asset Target 2055+ Funds Average	4.48
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2065 Fund	4.74%
Target 2065 Composite Index	4.68
Mixed-Asset Target 2055+ Funds Average	4.48
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

3

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
April 13, 2018

Market Barometer
	Total Returns
	Periods Ended March 31, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	5.85%	13.98%	13.17%
Russell 2000 Index (Small-caps)	3.25	11.79	11.47
Russell 3000 Index (Broad U.S. market)	5.65	13.81	13.03
FTSE All-World ex US Index (International)	4.03	16.45	6.30

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.08%	1.20%	1.82%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.37	2.66	2.73
Citigroup Three-Month U.S. Treasury Bill Index	0.63	1.07	0.30

CPI
Consumer Price Index	1.11%	2.36%	1.40%

4

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	8,032,540,533	335,490,391	96.0%
Emerson U. Fullwood	8,026,287,796	341,743,128	95.9%
Amy Gutmann	8,033,129,916	334,901,008	96.0%
JoAnn Heffernan Heisen	8,040,240,897	327,790,026	96.1%
F. Joseph Loughrey	8,032,218,903	335,812,021	96.0%
Mark Loughridge	8,032,145,847	335,885,076	96.0%
Scott C. Malpass	8,019,182,814	348,848,110	95.8%
F. William McNabb III	8,033,681,962	334,348,961	96.0%
Deanna Mulligan	8,037,108,257	330,922,666	96.0%
André F. Perold	8,012,258,781	355,772,142	95.7%
Sarah Bloom Raskin	8,029,278,197	338,752,726	96.0%
Peter F. Volanakis	8,023,437,554	344,593,369	95.9%
* Results are for all funds within the same trust.

A sufficient number of votes were not received to pass the following proposals:

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Institutional Target
Retirement 2040 Fund	162,106,456	15,135,935	3,796,840	55,583,636	68.5%*
Institutional Target
Retirement 2045 Fund	151,308,992	14,123,620	4,179,943	37,331,671	73.1%*
Institutional Target
Retirement 2050 Fund	92,877,251	10,423,355	2,062,761	23,214,487	72.2%*

5

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Institutional Target
Retirement 2055 Fund	37,815,577	3,366,990	870,842	8,348,498	75.0%*
Institutional Target
Retirement 2060 Fund	10,208,922	804,081	348,629	1,211,113	81.2%*
* Although the “Percentage For” was high, the overall percentage of the fund’s shares outstanding that were voted was not sufficient for the proposal to pass.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Institutional Target
Retirement 2040 Fund	160,965,009	15,565,256	4,508,966	55,583,636	68.0%*
Institutional Target
Retirement 2045 Fund	151,967,904	14,045,871	3,598,779	37,331,671	73.4%*
Institutional Target
Retirement 2050 Fund	93,203,940	10,251,169	1,908,259	23,214,487	72.5%*
Institutional Target
Retirement 2055 Fund	38,076,574	3,417,715	559,119	8,348,498	75.5%*
Institutional Target
Retirement 2060 Fund	10,269,969	798,308	293,355	1,211,113	81.7%*
Institutional Target
Retirement 2065 Fund	24,438	10	12	1	99.9%*
* Although the “Percentage For” was high, the overall percentage of the fund’s shares outstanding that were voted was not sufficient for the proposal to pass.

6

Institutional Target Retirement 2040 Fund

Fund Profile
As of March 31, 2018

Total Fund Characteristics
Ticker Symbol	VIRSX
30-Day SEC Yield	2.13%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	51.2%
Vanguard Total International Stock Index
Fund Investor Shares	34.3
Vanguard Total Bond Market II Index Fund
Investor Shares	10.2
Vanguard Total International Bond Index
Fund Admiral Shares	4.3

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement
2040 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2018, the annualized acquired fund fees and expenses were 0.09%.

7

Institutional Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 26, 2015, Through March 31, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
			Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Target
Retirement 2040 Fund	6/26/2015	13.25%	1.81%	6.01%	7.82%

See Financial Highlights for dividend and capital gains information.

8

Institutional Target Retirement 2040 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U. S. Stock Fund (51.2%)
Vanguard Total Stock Market Index Fund Institutional Shares	139,957,277	9,245,578
International Stock Fund (34.2%)
Vanguard Total International Stock Index Fund Investor Shares	341,436,718	6,183,419
U. S. Bond Fund (10.2%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	175,180,043	1,835,887
International Bond Fund (4.3%)
Vanguard Total International Bond Index Fund Admiral Shares	35,880,330	783,626
Total Investment Companies (Cost $15,665,008)		18,048,510
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 1.775% (Cost $7,803)	78,026	7,803
Total Investments (100.0%) (Cost $15,672,811)		18,056,313
Other Assets and Liabilities (0.0%)
Other Assets		127,786
Liabilities		(121,781)
		6,005
Net Assets (100%)
Applicable to 768,859,504 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		18,062,318
Net Asset Value Per Share		$23.49

9

Institutional Target Retirement 2040 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	18,056,313
Receivables for Investment Securities Sold	7,000
Receivables for Accrued Income	4,802
Receivables for Capital Shares Issued	115,971
Other Assets	13
Total Assets	18,184,099
Liabilities
Payables for Investment Securities Purchased	118,113
Payables for Capital Shares Redeemed	3,668
Total Liabilities	121,781
Net Assets	18,062,318

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	15,612,901
Undistributed Net Investment Income	65,717
Accumulated Net Realized Gains	198
Unrealized Appreciation (Depreciation)	2,383,502
Net Assets	18,062,318

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Institutional Target Retirement 2040 Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	178,914
Net Investment Income—Note B	178,914
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	346
Affiliated Funds Sold	(79)
Realized Net Gain (Loss)	267
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	456,837
Net Increase (Decrease) in Net Assets Resulting from Operations	636,018

See accompanying Notes, which are an integral part of the Financial Statements.

11

Institutional Target Retirement 2040 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	178,914	269,126
Realized Net Gain (Loss)	267	2,675
Change in Unrealized Appreciation (Depreciation)	456,837	1,540,042
Net Increase (Decrease) in Net Assets Resulting from Operations	636,018	1,811,843
Distributions
Net Investment Income	(310,516)	(185,811)
Realized Capital Gain[1]	(2,059)	(1,229)
Total Distributions	(312,575)	(187,040)
Capital Share Transactions
Issued	3,172,715	5,265,281
Issued in Lieu of Cash Distributions	307,832	185,271
Redeemed	(604,186)	(937,018)
Net Increase (Decrease) from Capital Share Transactions	2,876,361	4,513,534
Total Increase (Decrease)	3,199,804	6,138,337
Net Assets
Beginning of Period	14,862,514	8,724,177
End of Period[2]	18,062,318	14,862,514

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $1,716,000 and $709,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $65,717,000 and $197,319,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Institutional Target Retirement 2040 Fund

Financial Highlights

	Six Months			June 26,
	Ended	Year Ended		2015[1] to
	March 31,	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$22.93	$20.10	$18.08	$20.00
Investment Operations
Net Investment Income[2]	. 254.494		.461	.151
Capital Gain Distributions Received [2]	—	.002	.002	—
Net Realized and Unrealized Gain (Loss) on Investments	.762	2.730	1.718	(2.071)
Total from Investment Operations	1.016	3.226	2.181	(1.920)
Distributions
Dividends from Net Investment Income	(. 453)	(. 393)	(.161)	—
Distributions from Realized Capital Gains	(.003)	(.003)	—	—
Total Distributions	(.456)	(.396)	(.161)	—
Net Asset Value, End of Period	$23.49	$22.93	$20.10	$18.08

Total Return	4.41%	16.35%	12.12%	-9.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,062	$14,863	$8,724	$3,032
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.14%	2.32%	2.62%	2.81%[3]
Portfolio Turnover Rate	4%	5%	0%	1%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Institutional Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the

14

Institutional Target Retirement 2040 Fund

period ended March 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At March 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $15,672,811,000. Net unrealized appreciation of investment securities for tax purposes was $2,383,502,000, consisting of unrealized gains of $2,426,161,000 on securities that had risen in value since their purchase and $42,659,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	133,020	248,613
Issued in Lieu of Cash Distributions	13,000	9,301
Redeemed	(25,305)	(43,745)
Net Increase (Decrease) in Shares Outstanding	120,715	214,169

At March 31, 2018, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

15

Institutional Target Retirement 2040 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				March 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	2,675	NA1	NA1	—	—	27	—	7,803
Vanguard Total
Bond Market II
Index Fund	1,452,659	583,105	155,812	(745)	(43,320)	20,712	346	1,835,887
Vanguard Total
International
Bond Index Fund	585,456	195,536	—	—	2,634	11,577	—	783,626
Vanguard Total
International
Stock Index Fund	5,044,829	1,028,112	38,209	264	148,423	67,436	—	6,183,419
Vanguard Total
Stock Market
Index Fund	7,780,246	1,224,634	108,804	402	349,100	79,162	—	9,245,578
Total	14,865,865	3,031,387	302,825	(79)	456,837	178,914	346	18,056,313
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

16

Institutional Target Retirement 2045 Fund

Fund Profile
As of March 31, 2018

Total Fund Characteristics
Ticker Symbol	VITLX
30-Day SEC Yield	2.13%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	53.7%
Vanguard Total International Stock Index
Fund Investor Shares	36.0
Vanguard Total Bond Market II Index Fund
Investor Shares	7.3
Vanguard Total International Bond Index
Fund Admiral Shares	3.0

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement
2045 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2018, the annualized acquired fund fees and expenses were 0.09%.

17

Institutional Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 26, 2015, Through March 31, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
			Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Target
Retirement 2045 Fund	6/26/2015	13.74%	1.81%	6.30%	8.11%

See Financial Highlights for dividend and capital gains information.

18

Institutional Target Retirement 2045 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U. S. Stock Fund (53.7%)
Vanguard Total Stock Market Index Fund Institutional Shares	120,602,456	7,966,998

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	294,630,589	5,335,760

U. S. Bond Fund (7.3%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	102,668,758	1,075,969

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Admiral Shares	20,417,927	445,927
Total Investment Companies (Cost $12,831,785)		14,824,654
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.775% (Cost $4,974)	49,739	4,974
Total Investments (99.9%) (Cost $12,836,759)		14,829,628
Other Assets and Liabilities (0.1%)
Other Assets		92,815
Liabilities		(78,028)
		14,787
Net Assets (100%)
Applicable to 627,255,920 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		14,844,415
Net Asset Value Per Share		$23.67

19

Institutional Target Retirement 2045 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	14,829,628
Receivables for Accrued Income	2,803
Receivables for Capital Shares Issued	90,004
Other Assets	8
Total Assets	14,922,443
Liabilities
Payables for Investment Securities Purchased	76,275
Payables for Capital Shares Redeemed	1,753
Total Liabilities	78,028
Net Assets	14,844,415

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	12,798,088
Undistributed Net Investment Income	52,970
Accumulated Net Realized Gains	488
Unrealized Appreciation (Depreciation)	1,992,869
Net Assets	14,844,415

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Institutional Target Retirement 2045 Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	144,441
Net Investment Income—Note B	144,441
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	205
Affiliated Funds Sold	321
Realized Net Gain (Loss)	526
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	389,902
Net Increase (Decrease) in Net Assets Resulting from Operations	534,869

See accompanying Notes, which are an integral part of the Financial Statements.

21

Institutional Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	144,441	219,189
Realized Net Gain (Loss)	526	2,638
Change in Unrealized Appreciation (Depreciation)	389,902	1,297,074
Net Increase (Decrease) in Net Assets Resulting from Operations	534,869	1,518,901
Distributions
Net Investment Income	(252,433)	(147,574)
Realized Capital Gain[1]	(2,112)	(873)
Total Distributions	(254,545)	(148,447)
Capital Share Transactions
Issued	2,717,382	4,325,560
Issued in Lieu of Cash Distributions	251,301	146,968
Redeemed	(458,329)	(778,614)
Net Increase (Decrease) from Capital Share Transactions	2,510,354	3,693,914
Total Increase (Decrease)	2,790,678	5,064,368
Net Assets
Beginning of Period	12,053,737	6,989,369
End of Period[2]	14,844,415	12,053,737

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $1,946,000 and $493,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $52,970,000 and $160,962,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Institutional Target Retirement 2045 Fund

Financial Highlights

	Six Months			June 26,
	Ended	Year Ended		2015[1] to
	March 31,	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$23.05	$20.11	$18.07	$20.00
Investment Operations
Net Investment Income[2]	. 253.497		.464	.149
Capital Gain Distributions Received [2]	—	.001	.002	—
Net Realized and Unrealized Gain (Loss) on Investments	.825	2.833	1.736	(2.079)
Total from Investment Operations	1.078	3.331	2.202	(1.930)
Distributions
Dividends from Net Investment Income	(. 454)	(. 389)	(.162)	—
Distributions from Realized Capital Gains	(.004)	(.002)	—	—
Total Distributions	(. 458)	(. 391)	(.162)	—
Net Asset Value, End of Period	$23.67	$23.05	$20.11	$18.07

Total Return	4.66%	16.87%	12.24%	-9.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,844	$12,054	$6,989	$2,317
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.12%	2.33%	2.42%	2.79%[3]
Portfolio Turnover Rate	2%	5%	1%	0%
The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Institutional Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the

24

Institutional Target Retirement 2045 Fund

period ended March 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At March 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $12,836,759,000. Net unrealized appreciation of investment securities for tax purposes was $1,992,869,000, consisting of unrealized gains of $2,017,879,000 on securities that had risen in value since their purchase and $25,010,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	112,961	203,890
Issued in Lieu of Cash Distributions	10,532	7,367
Redeemed	(19,075)	(35,984)
Net Increase (Decrease) in Shares Outstanding	104,418	175,273

At March 31, 2018, one shareholder was the record or beneficial owner of 28% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

25

Institutional Target Retirement 2045 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds Realized					March 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases Securities		Gain Unrealized			Distributions	Market
	Value	at Cost	Sold	(Loss) App. (Dep.) Income			Received	Value
	($000)	($000)	($000)	($000)	($000)	($000) ($000)		($000)
Vanguard Market
Liquidity Fund	3,581	NA1	NA1	(3)	—	36	—	4,974
Vanguard Total
Bond Market II
Index Fund	856,136	334,239	88,744	—	(25,662)	12,133	205	1,075,969
Vanguard Total
International Bond
Index Fund	351,712	92,753	—	—	1,462	6,843	—	445,927
Vanguard Total
International Stock
Index Fund	4,305,441	933,278	26,436	180	123,297	57,662	—	5,335,760
Vanguard Total
Stock Market
Index Fund	6,529,807	1,192,583	46,341	144	290,805	67,767	—	7,966,998
Total	12,046,677	2,552,853	161,521	321	389,902	144,441	205	14,829,628
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

26

Institutional Target Retirement 2050 Fund

Fund Profile
As of March 31, 2018

Total Fund Characteristics
Ticker Symbol	VTRLX
30-Day SEC Yield	2.13%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	53.9%
Vanguard Total International Stock Index
Fund Investor Shares	35.9
Vanguard Total Bond Market II Index Fund
Investor Shares	7.2
Vanguard Total International Bond Index
Fund Admiral Shares	3.0

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement
2050 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2018, the annualized acquired fund fees and expenses were 0.09%.

27

Institutional Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 26, 2015, Through March 31, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
					Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Target
Retirement 2050 Fund	6/26/2015	13.74%	1.78%	6.33%	8.11%

See Financial Highlights for dividend and capital gains information.

28

Institutional Target Retirement 2050 Fund

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U. S. Stock Fund (53.8%)
Vanguard Total Stock Market Index Fund Institutional Shares	82,793,612	5,469,346
International Stock Fund (35.8%)
Vanguard Total International Stock Index Fund Investor Shares	201,323,581	3,645,970
U. S. Bond Fund (7.2%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	70,035,265	733,969
International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Admiral Shares	13,955,945	304,798
Total Investment Companies (Cost $8,872,758)		10,154,083
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.775% (Cost $2,958)	29,579	2,958
Total Investments (99.8%) (Cost $8,875,716)		10,157,041
Other Assets and Liabilities (0.2%)
Other Assets		83,305
Liabilities		(66,096)
		17,209
Net Assets (100%)
Applicable to 429,512,051 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		10,174,250
Net Asset Value Per Share		$23.69

29

Institutional Target Retirement 2050 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	10,157,041
Receivables for Accrued Income	1,914
Receivables for Capital Shares Issued	81,386
Other Assets	5
Total Assets	10,240,346
Liabilities
Payables for Investment Securities Purchased	64,370
Payables for Capital Shares Redeemed	1,726
Total Liabilities	66,096
Net Assets	10,174,250

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	8,856,465
Undistributed Net Investment Income	36,110
Accumulated Net Realized Gains	350
Unrealized Appreciation (Depreciation)	1,281,325
Net Assets	10,174,250

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Institutional Target Retirement 2050 Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	97,217
Net Investment Income—Note B	97,217
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	137
Affiliated Funds Sold	457
Realized Net Gain (Loss)	594
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	250,821
Net Increase (Decrease) in Net Assets Resulting from Operations	348,632

See accompanying Notes, which are an integral part of the Financial Statements.

31

Institutional Target Retirement 2050 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	97,217	141,810
Realized Net Gain (Loss)	594	1,886
Change in Unrealized Appreciation (Depreciation)	250,821	838,364
Net Increase (Decrease) in Net Assets Resulting from Operations	348,632	982,060
Distributions
Net Investment Income	(165,211)	(90,785)
Realized Capital Gain[1]	(1,818)	(502)
Total Distributions	(167,029)	(91,287)
Capital Share Transactions
Issued	2,219,278	3,268,759
Issued in Lieu of Cash Distributions	164,754	90,205
Redeemed	(341,608)	(628,910)
Net Increase (Decrease) from Capital Share Transactions	2,042,424	2,730,054
Total Increase (Decrease)	2,224,027	3,620,827
Net Assets
Beginning of Period	7,950,223	4,329,396
End of Period[2]	10,174,250	7,950,223

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $1,707,000 and $287,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $36,110,000 and $104,104,000.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Institutional Target Retirement 2050 Fund

Financial Highlights

	Six Months			June 26,
	Ended			2015[1] to
	March 31,	September 30		Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$23.07	$20.11	$18.07	$20.00
Investment Operations
Net Investment Income[2]	.253	.503	.466	.149
Capital Gain Distributions Received [2]	—	.001	.002	—
Net Realized and Unrealized Gain (Loss) on Investments	.817	2.838	1.732	(2.079)
Total from Investment Operations	1.070	3.342	2.200	(1.930)
Distributions
Dividends from Net Investment Income	(. 445)	(. 380)	(.160)	—
Distributions from Realized Capital Gains	(.005)	(.002)	—	—
Total Distributions	(. 450)	(. 382)	(.160)	—
Net Asset Value, End of Period	$23.69	$23.07	$20.11	$18.07

Total Return	4.62%	16.92%	12.23%	-9.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,174	$7,950	$4,329	$1,259
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.12%	2.34%	2.43%	2.81%[3]
Portfolio Turnover Rate	2%	5%	1%	1%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Institutional Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the

34

Institutional Target Retirement 2050 Fund

period ended March 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At March 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $8,875,716,000. Net unrealized appreciation of investment securities for tax purposes was $1,281,325,000, consisting of unrealized gains of $1,298,241,000 on securities that had risen in value since their purchase and $16,916,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	92,145	153,901
Issued in Lieu of Cash Distributions	6,899	4,519
Redeemed	(14,178)	(29,024)
Net Increase (Decrease) in Shares Outstanding	84,866	129,396

At March 31, 2018, one shareholder was the record or beneficial owner of 26% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

35

Institutional Target Retirement 2050 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds Realized					March 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	2,047	NA1	NA1	(2)	—	32	—	2,958
Vanguard Total
Bond Market II
Index Fund	559,679	258,828	67,339	241	(17,440)	8,150	137	733,969
Vanguard Total
International Bond
Index Fund	231,846	71,928	—	—	1,024	4,554	—	304,798
Vanguard Total
International Stock
Index Fund	2,840,923	746,109	20,138	123	78,953	38,725	—	3,645,970
Vanguard Total
Stock Market
Index Fund	4,310,066	998,104	27,203	95	188,284	45,756	—	5,469,346
Total	7,944,561	2,074,969	114,680	457	250,821	97,217	137	10,157,041
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

36

Institutional Target Retirement 2055 Fund

Fund Profile
As of March 31, 2018

Total Fund Characteristics
Ticker Symbol	VIVLX
30-Day SEC Yield	2.13%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	54.1%
Vanguard Total International Stock Index
Fund Investor Shares	35.7
Vanguard Total Bond Market II Index Fund
Investor Shares	7.2
Vanguard Total International Bond Index
Fund Admiral Shares	3.0

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement
2055 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2018, the annualized acquired fund fees and expenses were 0.09%.

37

Institutional Target Retirement 2055 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 26, 2015, Through March 31, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
			Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Target
Retirement 2055 Fund	6/26/2015	13.71%	1.71%	6.40%	8.11%

See Financial Highlights for dividend and capital gains information.

38

Institutional Target Retirement 2055 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U. S. Stock Fund (54.1%)
Vanguard Total Stock Market Index Fund Institutional Shares	35,210,767	2,326,023
International Stock Fund (35.6%)
Vanguard Total International Stock Index Fund Investor Shares	84,598,982	1,532,088
U. S. Bond Fund (7.2%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	29,303,624	307,102
International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Admiral Shares	5,866,870	128,133
Total Investment Companies (Cost $3,796,260)		4,293,346
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 1.775% (Cost $4,451)	44,514	4,451
Total Investments (100.0%) (Cost $3,800,711)		4,297,797
Other Assets and Liabilities (0.0%)
Other Assets		44,996
Liabilities		(43,689)
		1,307
Net Assets (100%)
Applicable to 181,160,077 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		4,299,104
Net Asset Value Per Share		$23.73

39

Institutional Target Retirement 2055 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	4,297,797
Receivables for Accrued Income	804
Receivables for Capital Shares Issued	44,192
Total Assets	4,342,793
Liabilities
Payables for Investment Securities Purchased	42,752
Payables for Capital Shares Redeemed	937
Total Liabilities	43,689
Net Assets	4,299,104

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	3,786,741
Undistributed Net Investment Income	15,158
Accumulated Net Realized Gains	119
Unrealized Appreciation (Depreciation)	497,086
Net Assets	4,299,104

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Institutional Target Retirement 2055 Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	40,487
Net Investment Income—Note B	40,487
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	57
Affiliated Funds Sold	206
Realized Net Gain (Loss)	263
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	102,930
Net Increase (Decrease) in Net Assets Resulting from Operations	143,680

See accompanying Notes, which are an integral part of the Financial Statements.

41

Institutional Target Retirement 2055 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	40,487	54,997
Realized Net Gain (Loss)	263	972
Change in Unrealized Appreciation (Depreciation)	102,930	325,002
Net Increase (Decrease) in Net Assets Resulting from Operations	143,680	380,971
Distributions
Net Investment Income	(66,180)	(31,435)
Realized Capital Gain[1]	(970)	(131)
Total Distributions	(67,150)	(31,566)
Capital Share Transactions
Issued	1,086,811	1,588,184
Issued in Lieu of Cash Distributions	66,096	31,142
Redeemed	(142,877)	(283,411)
Net Increase (Decrease) from Capital Share Transactions	1,010,030	1,335,915
Total Increase (Decrease)	1,086,560	1,685,320
Net Assets
Beginning of Period	3,212,544	1,527,224
End of Period[2]	4,299,104	3,212,544

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $939,000 and $87,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $15,158,000 and $40,851,000.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Institutional Target Retirement 2055 Fund

Financial Highlights

	Six Months			June 26,

	Ended	Year Ended		2015[1] to
	March 31,	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$23.10	$20.11	$18.08	$20.00
Investment Operations
Net Investment Income[2]	.256	.506	.470	.157
Capital Gain Distributions Received [2]	—	.001	.001	—
Net Realized and Unrealized Gain (Loss) on Investments	.810	2.845	1.718	(2.077)
Total from Investment Operations	1.066	3.352	2.189	(1.920)
Distributions
Dividends from Net Investment Income	(. 430)	(. 360)	(.158)	—
Distributions from Realized Capital Gains	(. 006)	(. 002)	(. 001)	—
Total Distributions	(. 436)	(. 362)	(.159)	—
Net Asset Value, End of Period	$23.73	$23.10	$20.11	$18.08

Total Return	4.60%	16.95%	12.16%	-9.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,299	$3,213	$1,527	$373
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.13%	2.36%	2.47%	3.05%[3]
Portfolio Turnover Rate	2%	6%	1%	1%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Institutional Target Retirement 2055 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the

44

Institutional Target Retirement 2055 Fund

period ended March 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At March 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $3,800,711,000. Net unrealized appreciation of investment securities for tax purposes was $497,086,000, consisting of unrealized gains of $504,147,000 on securities that had risen in value since their purchase and $7,061,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	45,218	74,615
Issued in Lieu of Cash Distributions	2,762	1,558
Redeemed	(5,916)	(13,002)
Net Increase (Decrease) in Shares Outstanding	42,064	63,171

At March 31, 2018, one shareholder was the record or beneficial owner of 25% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

45

Institutional Target Retirement 2055 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				March 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	2,132	NA1	NA1	—	—	18	—	4,451
Vanguard Total
Bond Market II
Index Fund	225,447	111,818	23,054	154	(7,263)	3,377	57	307,102
Vanguard Total
International Bond
Index Fund	93,488	34,225	—	—	420	1,880	—	128,133
Vanguard Total
International Stock
Index Fund	1,145,876	364,002	10,579	46	32,743	16,116	—	1,532,088
Vanguard Total
Stock Market
Index Fund	1,742,584	519,345	12,942	6	77,030	19,096	—	2,326,023
Total	3,209,527	1,029,390	46,575	206	102,930	40,487	57	4,297,797
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

46

Institutional Target Retirement 2060 Fund

Fund Profile
As of March 31, 2018

Total Fund Characteristics
Ticker Symbol	VILVX
30-Day SEC Yield	2.13%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	54.2%
Vanguard Total International Stock Index
Fund Investor Shares	35.8
Vanguard Total Bond Market II Index Fund
Investor Shares	7.0
Vanguard Total International Bond Index
Fund Admiral Shares	3.0

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement
2060 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2018, the annualized acquired fund fees and expenses were 0.09%.

47

Institutional Target Retirement 2060 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 26, 2015, Through March 31, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
			Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Target
Retirement 2060 Fund	6/26/2015	13.70%	1.68%	6.40%	8.08%

See Financial Highlights for dividend and capital gains information.

48

Institutional Target Retirement 2060 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U. S. Stock Fund (54.1%)
Vanguard Total Stock Market Index Fund Institutional Shares	9,585,208	633,199

International Stock Fund (35.7%)
Vanguard Total International Stock Index Fund Investor Shares	23,053,161	417,493

U. S. Bond Fund (7.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	7,786,331	81,601

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Admiral Shares	1,596,134	34,859
Total Investment Companies (Cost $1,052,307)		1,167,152
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
1 Vanguard Market Liquidity Fund, 1.775% (Cost $2,142)	21,423	2,142
Total Investments (100.0%) (Cost $1,054,449)		1,169,294
Other Assets and Liabilities (0.0%)
Other Assets		12,113
Liabilities		(11,969)
		144
Net Assets (100%)
Applicable to 49,280,913 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,169,438
Net Asset Value Per Share		$23.73

49

Institutional Target Retirement 2060 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	1,169,294
Receivables for Accrued Income	217
Receivables for Capital Shares Issued	11,896
Total Assets	1,181,407
Liabilities
Payables for Investment Securities Purchased	11,557
Payables for Capital Shares Redeemed	412
Total Liabilities	11,969
Net Assets	1,169,438

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,050,434
Undistributed Net Investment Income	4,102
Accumulated Net Realized Gains	57
Unrealized Appreciation (Depreciation)	114,845
Net Assets	1,169,438

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

50

Institutional Target Retirement 2060 Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	10,663
Net Investment Income—Note B	10,663
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	15
Affiliated Funds Sold	92
Realized Net Gain (Loss)	107
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	24,035
Net Increase (Decrease) in Net Assets Resulting from Operations	34,805

See accompanying Notes, which are an integral part of the Financial Statements.

51

Institutional Target Retirement 2060 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,663	13,084
Realized Net Gain (Loss)	107	139
Change in Unrealized Appreciation (Depreciation)	24,035	76,789
Net Increase (Decrease) in Net Assets Resulting from Operations	34,805	90,012
Distributions
Net Investment Income	(16,365)	(7,097)
Realized Capital Gain[1]	(152)	(28)
Total Distributions	(16,517)	(7,125)
Capital Share Transactions
Issued	393,525	479,635
Issued in Lieu of Cash Distributions	16,151	7,005
Redeemed	(67,546)	(95,004)
Net Increase (Decrease) from Capital Share Transactions	342,130	391,636
Total Increase (Decrease)	360,418	474,523
Net Assets
Beginning of Period	809,020	334,497
End of Period[2]	1,169,438	809,020

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $144,000 and $22,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,102,000 and $9,804,000.

See accompanying Notes, which are an integral part of the Financial Statements.

52

Institutional Target Retirement 2060 Fund

Financial Highlights

	Six Months			June 26,
	Ended	Year Ended		2015[1] to
	March 31,	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$23.08	$20.10	$18.07	$20.00
Investment Operations
Net Investment Income[2]	.257	.511	.466	.135
Capital Gain Distributions Received [2]	—	.001	.001	—
Net Realized and Unrealized Gain (Loss) on Investments	.806	2.828	1.729	(2.065)
Total from Investment Operations	1.063	3.340	2.196	(1.930)
Distributions
Dividends from Net Investment Income	(. 409)	(. 359)	(.165)	—
Distributions from Realized Capital Gains	(. 004)	(. 001)	(. 001)	—
Total Distributions	(. 413)	(. 360)	(.166)	—
Net Asset Value, End of Period	$23.73	$23.08	$20.10	$18.07

Total Return	4.59%	16.90%	12.21%	-9.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,169	$809	$334	$95
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.15%	2.38%	2.45%	2.53%[3]
Portfolio Turnover Rate	4%	7%	4%	4%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

53

Institutional Target Retirement 2060 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the

54

Institutional Target Retirement 2060 Fund

period ended March 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At March 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $1,054,449,000. Net unrealized appreciation of investment securities for tax purposes was $114,845,000, consisting of unrealized gains of $116,675,000 on securities that had risen in value since their purchase and $1,830,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	16,352	22,464
Issued in Lieu of Cash Distributions	675	351
Redeemed	(2,805)	(4,397)
Net Increase (Decrease) in Shares Outstanding	14,222	18,418

55

Institutional Target Retirement 2060 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				March 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	1,282	NA1	NA1	—	—	9	—	2,142
Vanguard Total
Bond Market II
Index Fund	56,647	36,353	9,520	49	(1,928)	882	15	81,601
Vanguard Total
International Bond
Index Fund	23,598	11,461	326	—	126	482	—	34,859
Vanguard Total
International Stock
Index Fund	290,323	125,171	5,710	37	7,672	4,227	—	417,493
Vanguard Total
Stock Market
Index Fund	435,873	182,373	3,218	6	18,165	5,063	—	633,199
Total	807,723	355,358	18,774	92	24,035	10,663	15	1,169,294
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

56

Institutional Target Retirement 2065 Fund

Fund Profile
As of March 31, 2018

Total Fund Characteristics
Ticker Symbol	VSXFX
30-Day SEC Yield	2.13%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	54.2%
Vanguard Total International Stock Index
Fund Investor Shares	35.9
Vanguard Total Bond Market II Index Fund
Investor Shares	6.9
Vanguard Total International Bond Index
Fund Admiral Shares	3.0

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2065 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2018, the annualized acquired fund fees and expenses were 0.09%.

57

Institutional Target Retirement 2065 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): July 12, 2017, Through March 31, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Period Ended March 31, 2018
		Since Inception
	Inception Date	Income	Capital	Total
Institutional Target
Retirement 2065 Fund	7/12/2017	0.81%	8.12%	8.93%

See Financial Highlights for dividend and capital gains information.

58

Institutional Target Retirement 2065 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.0%)
U. S. Stock Fund (53.6%)
Vanguard Total Stock Market Index Fund Institutional Shares	393,356	25,985

International Stock Fund (35.6%)
Vanguard Total International Stock Index Fund Investor Shares	952,817	17,255

U. S. Bond Fund (6.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	318,093	3,334

International Bond Fund (2.9%)
Vanguard Total International Bond Index Fund Admiral Shares	65,324	1,427
Total Investment Companies (Cost $48,312)		48,001
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.775% (Cost $—)	4	—
Total Investments (99.0%) (Cost $48,312)		48,001
Other Assets and Liabilities (1.0%)
Other Assets		728
Liabilities		(243)
		485
Net Assets (100%)
Applicable to 2,243,104 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		48,486
Net Asset Value Per Share		$21.62

59

Institutional Target Retirement 2065 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	48,001
Receivables for Accrued Income	9
Receivables for Capital Shares Issued	719
Total Assets	48,729
Liabilities
Payables for Investment Securities Purchased	194
Payables for Capital Shares Redeemed	3
Other Liabilities	46
Total Liabilities	243
Net Assets	48,486

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	48,683
Undistributed Net Investment Income	167
Accumulated Net Realized Losses	(53)
Unrealized Appreciation (Depreciation)	(311)
Net Assets	48,486

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

60

Institutional Target Retirement 2065 Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	270
Other Income	8
Net Investment Income—Note B	278
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	(55)
Futures Contracts	5
Realized Net Gain (Loss)	(50)
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(383)
Net Increase (Decrease) in Net Assets Resulting from Operations	(155)

See accompanying Notes, which are an integral part of the Financial Statements.

61

Institutional Target Retirement 2065 Fund

Statement of Changes in Net Assets

		July 12,
	Six Months Ended	2017[1] to
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	278	20
Realized Net Gain (Loss)	(50)	—
Change in Unrealized Appreciation (Depreciation)	(383)	72
Net Increase (Decrease) in Net Assets Resulting from Operations	(155)	92
Distributions
Net Investment Income	(131)	—
Realized Capital Gain [2]	(3)	—
Total Distributions	(134)	—
Capital Share Transactions
Issued	56,438	5,581
Issued in Lieu of Cash Distributions	133	—
Redeemed	(13,259)	(210)
Net Increase (Decrease) from Capital Share Transactions	43,312	5,371
Total Increase (Decrease)	43,023	5,463
Net Assets
Beginning of Period	5,463	—
End of Period[3]	48,486	5,463

1 Inception.
2 Includes fiscal 2018 and 2017 short-term gain distributions totaling $3,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $167,000 and $20,000.

See accompanying Notes, which are an integral part of the Financial Statements.

62

Institutional Target Retirement 2065 Fund

Financial Highlights

	Six Months	July 12,
	Ended	2017[1] to
	March 31,	Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017
Net Asset Value, Beginning of Period	$20.80	$20.00
Investment Operations
Net Investment Income[2]	.263	.197
Capital Gain Distributions Received [2]	—	—
Net Realized and Unrealized Gain (Loss) on Investments	0.725	0.603
Total from Investment Operations	0.988	0.800
Distributions
Dividends from Net Investment Income	(.165)	—
Distributions from Realized Capital Gains	(.003)	—
Total Distributions	(.168)	—
Net Asset Value, End of Period	$21.62	$20.80

Total Return	4.74%	4.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$48	$5
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%[3]
Ratio of Net Investment Income to Average Net Assets	2.41%	4.33%[3]
Portfolio Turnover Rate	46%	133%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2065 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2065 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2018, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at March 31, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax year ended September 30, 2017, and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

64

Institutional Target Retirement 2065 Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At March 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $48,312,000. Net unrealized depreciation of investment securities for tax purposes was $311,000, consisting of unrealized gains of $10,000 on securities that had risen in value since their purchase and $321,000 in unrealized losses on securities that had fallen in value since their purchase.

65

Institutional Target Retirement 2065 Fund

E. Capital shares issued and redeemed were:

	Six Months Ended	July 12, 2017[1] to
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	2,583	273
Issued in Lieu of Cash Distributions	6	—
Redeemed	(609)	(10)
Net Increase (Decrease) in Shares Outstanding	1,980	263
1 Inception.

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				March 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	86	NA1	NA1	—	—	2	—	—
Vanguard Total
Bond Market II
Index Fund	377	3,478	483	(8)	(30)	20	—	3,334
Vanguard Total
International Bond
Index Fund	161	1,462	205	(2)	11	10	—	1,427
Vanguard Total
International Stock
Index Fund
Investor Shares	1,946	16,958	1,495	(35)	(119)	95	—	17,255
Vanguard Total
International Stock
Index Fund ETF
Shares [2]	—	221	221	—	—	—	—	—
Vanguard Total
Stock Market
Index Fund
Institutional Shares	2,911	25,112	1,781	(12)	(245)	143	—	25,985
Vanguard Total
Stock Market
Index Fund
ETF Shares[2]	—	1,204	1,206	2	—	—	—	—
Total	5,481	48,435	5,391	(55)	(383)	270	—	48,001

1 Not applicable—purchases and sales are for temporary cash investment purposes.
2 The fund invested in ETF Shares during the period, but sold their positions before period end.

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Institutional Target Retirement 2065 Fund

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Institutional Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Institutional Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended March 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2017	3/31/2018	Period
Based on Actual Fund Return
Institutional Target Retirement 2040 Fund	$1,000.00	$1,044.13	$0.46
Institutional Target Retirement 2045 Fund	$1,000.00	$1,046.61	$0.46
Institutional Target Retirement 2050 Fund	$1,000.00	$1,046.23	$0.46
Institutional Target Retirement 2055 Fund	$1,000.00	$1,045.99	$0.46
Institutional Target Retirement 2060 Fund	$1,000.00	$1,045.89	$0.46
Institutional Target Retirement 2065 Fund	$1,000.00	$1,047.44	$0.46
Based on Hypothetical 5% Yearly Return
Institutional Target Retirement 2040 Fund	$1,000.00	$1,024.48	$0.45
Institutional Target Retirement 2045 Fund	$1,000.00	$1,024.48	$0.45
Institutional Target Retirement 2050 Fund	$1,000.00	$1,024.48	$0.45
Institutional Target Retirement 2055 Fund	$1,000.00	$1,024.48	$0.45
Institutional Target Retirement 2060 Fund	$1,000.00	$1,024.48	$0.45
Institutional Target Retirement 2065 Fund	$1,000.00	$1,024.48	$0.45

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.09%, 0.09%, 0.09%, 0.09%, 0.09%, and 0.09%. For the 2065
Fund, the dollar amount shown as ”Expenses Paid” is equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the period since inception July 12, 2017, to
September 30, 2017, then divided by the number of days in the 12-month period (81/365). For the five other funds, the dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Institutional Target Retirement Funds has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the funds and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the performance of each fund since its inception in 2015, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s most recent performance can be found in the Performance Summary sections of this report.

Cost

The board concluded that the funds’ acquired fund fees and expenses were well below the expense ratios charged by funds in their respective peer groups. The funds do not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the funds invest has advisory expenses well below the relevant peer-group average. Information about the funds’ acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

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The board did not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangements with the Institutional Target Retirement Funds and their underlying funds ensure that the funds will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Benchmark Information

Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

72

Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2065 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: the FTSE Global All Cap ex US Index for international stocks, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index for U.S. bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index for international bonds, and the CRSP US Total Market Index for U.S. stocks. International stock benchmark returns are adjusted for withholding taxes.

74

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services
Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays
U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and the Bloomberg Barclays Global
Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Institutional Target Retirement Funds (including the Total Bond Market II Index Fund and the Total
International Bond Index Fund) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Institutional Target Retirement Funds. The Indices are licensed for use by The Vanguard Group, Inc.
(Vanguard) as the sponsor of the Institutional Target Retirement Funds. Bloomberg and Barclays’ only relationship with
Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Institutional Target Retirement Funds or the owners of the
Institutional Target Retirement Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Institutional Target Retirement Funds. Investors acquire the Institutional Target Retirement Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Institutional Target Retirement Funds. The Institutional Target Retirement
Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Institutional Target
Retirement Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Institutional
Target Retirement Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Institutional Target Retirement Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the
Institutional Target Retirement Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Institutional Target Retirement Funds.

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for the benefit of the owners of the Institutional Target Retirement Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Institutional Target Retirement Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER
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DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES.
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ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE
POSSIBiLITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED
THEREIN OR WITH RESPECT TO THE INSTITUTIONAL TARGET RETIREMENT FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays
Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6732B 052018

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CHESTER FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: May 17, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER
Date: May 17, 2018
VANGUARD CHESTER FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: May 17, 2018

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file
Number 33-32216, Incorporated by Reference.